SECOND AMENDED DESIGN/BUILD CONSTRUCTION CONTRACT

     THIS AGREEMENT, made and entered into as of the 14th day of February, 2002, as amended by Change Order No. 1 dated May 8, 2002, and as further amended hereby this 6th day September, 2003 (as amended, the "AGREEMENT"), BY and between the "OWNER":

      Inn of the Mountain Gods Resort and Casino
      287 Carrizo Canyon Road
      Mescalero, New Mexico 88340

and the "DESIGN/BUILDER":

      Centex/WorthGroup, LLC
      3100 McKinnon Street, 7th Floor
      Dallas, TX 75201

Owner's "CONSTRUCTION MANAGER" is:

      Rider Hunt Levett & Bailey
      2675 South Jones Blvd.
      Suite 203
      Las Vegas, Nevada 89146

The "PROJECT" is:

      Expansion and Renovation of the Inn of the Mountain Gods Resort and Casino

The "DESIGNER" is:

      WorthGroup Architects, L.P. and includes, where appropriate, design Subcontractors, consultants, and agents of the designer.

The "BUILDER" is:

      Centex Construction Company, Inc., which is responsible for the construction Work specified in the Contract Documents.


                                   WITNESSETH:

     In consideration of the mutual covenants and agreements set forth herein, Design/Builder and Owner hereby agree as follows:


SECTION I. CONSTRUCTION

     A. Subject to and in accordance with the terms and provisions of this Agreement, Design/Builder shall design, construct, equip and furnish for Owner on the property described in EXHIBIT A located in Otero County, New Mexico, a Renovation and Expansion of the Inn of the Mountain Gods with supporting improvements, facilities and equipment, all of which are hereinafter collectively referred to as the "IMPROVEMENTS," described and reasonably inferable from the Drawings and Specifications prepared by Design/Builder. "DRAWINGS AND SPECIFICATIONS" and other Contract Documents are enumerated in EXHIBIT B. Provided that the Owner does not change the Improvements reasonably inferable from the

Drawings and Specifications in EXHIBIT B and the accepted Value engineering items on EXHIBIT G, the final design documents will be incorporated into the Contract Documents via a no-cost Change Order. Design/Builder shall provide and furnish all materials, supplies, apparatus, appliances, equipment, fixtures, tools, implements and all other facilities (hereinafter collectively referred to as "MATERIALS"), and all labor, supervision, architectural, and engineering services (as further specified in SECTION VI hereinafter), transportation, utilities, storage, and all other services (hereinafter collectively referred to as "SERVICES") as and when required for or in connection with the design, construction, furnishing or equipping of, or for inclusion or incorporation in, the Improvements, such design, construction, furnishing and equipping of the Improvements and the furnishing of the Materials and Services being referred to as the "WORK." The term "CONTRACT DOCUMENTS" when used herein shall mean this Agreement, all the items enumerated in EXHIBIT B and all Change Orders or addenda issued with respect thereto.

     B. From time to time after commencement of the performance of the Work, Design/Builder shall cause the Drawings and Specifications for the Allowances, or for portions thereof, if any, to be prepared and delivered to Owner for review. As used herein, the term "ALLOWANCES" shall refer to those items set forth in EXHIBIT D hereto. The amounts listed for Allowances in EXHIBIT D are included in the Contract Sum.

     To the extent that costs for performing Allowances Work differ from the amount set forth in EXHIBIT D, such difference shall be the subject of an appropriate additive or deductive Change Order, as the case may be, and the Contract Sum shall be adjusted pursuant to SECTION IV hereinafter.

     C. Design/Builder covenants that all the Work shall be done in a good and workmanlike manner and that all Materials furnished and used in connection therewith shall be new and approved by Owner, except as otherwise expressly provided for in the Drawings and Specifications. Design/Builder shall cause all Materials and other parts of the Work to be readily available as and when required or needed for or in connection with the construction, furnishing and equipping of the Improvements.

     D. Design/Builder shall provide competent supervision of all phases of the Work and shall cause the Work to be performed in accordance with the Drawings and Specifications and the Criteria and Scope and all things reasonably indicated or implied therefrom. After the execution of this Agreement, Design/Builder shall prepare and submit each month for Owner's approval an adjusted "PROGRESS SCHEDULE" for the Work. The Progress Schedule(s) shall be related to the construction of all the Improvements to the extent required by the Contract Documents. The Progress Schedule shall indicate the dates for the starting and completion of the various stages of construction and shall be revised as required by the conditions of the Work to reflect the status of the Project in detail, subject to Owner's approval. The exact format of the Progress Schedule shall be mutually agreed to by Design/Builder and Owner or Construction Manager. Additionally, Design/Builder shall provide Owner with monthly progress photos of Work pursuant to guidelines and requirements to be established by Owner. Design/Builder shall also prepare and furnish monthly cash flow projections ("CASH FLOW SCHEDULE"), manning charts for all key trades, and schedules for the purchase and delivery of all equipment and material, together with periodic updating thereof.

     E. Design/Builder shall prepare or cause to be prepared as part of the Work, all shop drawings and other detail drawings not made a part of the Drawings and Specifications which are required in the performance of Design/Builder's obligations hereunder. Design/Builder will also provide and be responsible for all General Conditions work such as hoists, safety equipment, and portable toilets.

SECTION II. TIME FOR PERFORMANCE

     A. The Work to be performed under this Agreement has been commenced. Design/Builder agrees to diligently and continuously proceed with and prosecute the Work to completion and agrees to complete the performance of the Work ("SUBSTANTIAL COMPLETION") on or before February 28, 2005 ("SCHEDULED COMPLETION DATE") with final completion of the Work within sixty (60) days thereafter. However, if Design/Builder is delayed in the performance of the Work by any act or omission of Owner, or by an employee, agent, representative or separate contractor of Owner (other than by reason of the proper exercise of their respective rights, duties and obligations under the Contract Documents), or by Change Orders which cause a delay, or by the combined action of workmen (either those employed on the Work or in any industry essential to the conduct of the
Work) not caused by or resulting from default or collusion on the part of Design/Builder, or by strikes, lockouts not reasonably avoidable, embargoes, fire, unavoidable casualties, unusual delays in transportation, national emergency, unusually severe weather conditions not reasonably anticipatable, or by any other causes which Design/Builder could not reasonably control or circumvent ("EXCUSABLE DELAY"), then the Scheduled Completion Date shall be extended for a period equal to the length of such delay if, within ten (10) days after the commencement of any such delay, Design/Builder delivers to Owner a written notice of such Excusable Delay stating the nature thereof and, if reasonably practicable, within ten (10) days following the expiration of any such Excusable Delay, provides a written request for extension of the Scheduled Completion Date by reason of such delay. In the case of the continuing cause of Excusable Delay of a particular nature, Design/Builder shall be required to make only one such request with respect thereto.

     "WORK DAY", as that term is used herein, shall mean and refer to any of Design/Builder's normal eight (8) hour days, Monday through Friday of any given week, exclusive of customarily recognized and agreed national holidays. Design/Builder will, on a monthly basis, submit a report to the Owner substantiating any work days claimed to have been lost due to adverse weather conditions.

     B. In the event of inexcusable delay, Owner may direct that the Work be accelerated by means of overtime, additional crews, additional shifts, or resequencing of the Work. All such acceleration shall be at no cost to Owner. In the event of Excusable Delay, Owner may similarly direct acceleration and Design/Builder agrees to perform same on the basis of reimbursement of direct cost (i.e., premium portion of overtime pay, additional crew, shift, or equipment cost and such other items of cost requested in advance by Design/Builder and approved by Owner, which approval will not be unreasonably withheld) plus a Fee of zero percent (0%) of such cost plus such other compensation therefore such as equipment, supplies, General Conditions and the like as may be agreed to in writing by both parties in advance of performing the accelerated Work.

     Owner shall also have the right to direct that the Work be accelerated by means of overtime, additional crews, additional shifts, or resequencing of the Work notwithstanding that the Work is progressing without delay in accordance with the established Progress Schedule. Design/Builder agrees to perform same on the basis of reimbursement of direct cost (i.e., premium portion of overtime pay, additional crew, shift, or equipment cost and such other items of cost requested in advance by Design/Builder and approved by Owner, which approval will not be unreasonably withheld) plus a Fee of zero percent (0%) of such costs plus such other compensation as set forth above as may be agreed to in writing by the parties in advance of performing the accelerated work.

     All acceleration will be subject to the Change Order procedure set forth in
SECTION IV herein.

     C. If Design/Builder fails to achieve Substantial Completion on or before the Scheduled Completion Date and such failure is not otherwise excused under the terms of this Agreement, Design/Builder shall pay to Owner or Owner may withhold from monies otherwise due Design/Builder, the sum of $10,000.00 per calendar day for each and every day (including Sundays and holidays), starting the 5th day after such Scheduled Completion Date until the date Substantial Completion is achieved. It is agreed that the per diem sum paid or withheld is not a penalty but compensation to Owner as fixed liquidated damages for losses which Owner will suffer because of such default, and Owner shall be paid in lieu of any other damage to which Owner would otherwise have been entitled to receive due to Design/Builder's delay. Notwithstanding anything to the contrary in this Agreement, Design/Builder's total liability for liquidated damages payable to the Owner under this Agreement for Design/Builder failure to achieve Substantial Completion on or before the Scheduled Completion Date shall not exceed $1,000,000.

     D. Both parties acknowledge time is of the essence in the performance of this Agreement.

SECTION III. PERMITS AND LICENSES

     Design/Builder shall obtain all necessary licenses, building permits and other permits, and similar authorizations from governmental authorities required to perform its obligations hereunder and shall give all notices required by, and otherwise comply with, all applicable laws, ordinances, rules, regulations, and restrictions. Design/Builder shall notify Owner of all conflicts between the Drawings and Specifications and any laws, ordinances, rules, regulations and restrictions, that come to the attention of Design/Builder or with the exercise of due care should have come to the attention of Design/Builder. If Design/Builder performs any of the Work knowing, or when with the exercise of due care he should have known, it to be contrary to any such laws, ordinances, rules, regulations or restrictions, Design/Builder shall bear all costs arising therefrom.

SECTION IV. CHANGES

     From time to time, Owner or Construction Manager may authorize changes in the Work, issue additional instructions, require additional Work or direct the omission of Work previously ordered; provided, however, that Design/Builder shall not under any circumstances proceed with any change involving any increase or decrease in cost without prior written authorization from Owner or Construction Manager in accordance with the following procedure.

     Owner or its Construction Manager shall order changes in the Work by giving Design/Builder a written Change Order request ("CHANGE ORDER REQUEST"), setting forth in detail the nature of the requested change. Upon receipt of a Change Order Request, Design/Builder shall forthwith furnish to the Construction Manager a statement setting forth in detail, with a suitable breakdown by trades and work classifications, Design/Builder's estimate of the changes in the Contract Sum attributable to the changes set forth in such Change Order Request, a proposed adjustment to the Scheduled Completion Date resulting from such Change Order Request and, if feasible, any proposed adjustments of time and costs related to unchanged Work resulting from such Change Order Request. If Owner approves in writing such estimate by Design/Builder, such Change Order Request and such estimate shall constitute a Change Order, and the Contract Sum and Scheduled Completion Date shall be adjusted as set forth in such estimate. The foregoing procedure shall apply to both additive and deductive Change Orders, including the addition of scope deleted by the Value Engineering items in EXHIBIT G. Design/Builder shall include in each subcontract a limitation on the amount of profit and overhead which Subcontractor can include in Change Orders, which limitation will be subject to the approval of Owner. Agreement on any Change Order shall constitute a final settlement on all direct costs covered therein, subject to performance thereof and payment therefore pursuant to the terms of this Agreement. If the parties are unable to agree on the cost of any change, then in such event, the price shall be determined on the basis of actual direct cost of labor, material, design costs, Subcontractor costs, General Conditions and other costs necessarily incurred in good faith and paid directly by Design/Builder plus a Fee of 4% of said cost to cover Design/Builder's profit. Design/Builder shall not be entitled to additional General Conditions related to the addition of scope eliminated by the Value Engineering items in EXHIBIT G ("VE SCOPE Additions") unless the Change Order delays the Scheduled Completion date(s) then applicable; VE Scope Addition Change Orders shall reflect a cost equal to the Value established therefore in EXHIBIT G. Design/Builder will be allowed (i) its fixed rate percentages for casualty insurance, builder's risk, bond and Subguard set forth in EXHIBIT E on all Change Orders and (ii) its fixed PT&I rate of 56.10% and reimbursement of New Mexico income tax on all additional Design/Builder personnel salary costs to the extent such personnel are required by Change Order other than VE Scope Additions.

     Provided Design/Builder has reasonably complied with the Agreement requirements and furnished Owner or Construction Manager with reasonable documentation to support such request, Owner covenants and agrees that it will promptly process all requests for Change Orders submitted by Design/Builder, negotiating with Design/Builder in good faith to the end that a finalized Change Order can be agreed upon and executed by the parties within a reasonable time following Owner's direction to Design/Builder to perform such Work which is the subject of the Change Order Request. In the event Owner fails or refuses to timely process such Change Order Requests, such failure shall be deemed grounds for default and shall entitle Design/Builder to stop work until such Change Order(s) have been processed by Owner, in which case Owner shall be responsible for all costs and delays which result from such suspension of work by Design/Builder. If such default continues for a period of thirty (30) calendar days following notice of such default to Owner by Design/Builder,

Design/Builder shall be entitled to terminate this Agreement for cause in accordance with SECTION XXV hereof.

SECTION V. CONTRACT SUM AND CONTRACT ADMINISTRATION

     A. CONTRACT SUM. In consideration of the performance of the Work and all other obligations of Design/Builder hereunder, Owner shall pay to Design/Builder a fixed sum of money equal to the "CONTRACT SUM" of ONE HUNDRED THIRTY-FIVE MILLION ONE HUNDRED SIXTY-NINE THOUSAND DOLLARS ($135,169,000.00), including the Qualifications and Assumptions as set forth in EXHIBIT C. EXHIBIT C also contains a schedule of values of various portions of the Work aggregating the total Contract Sum ("SCHEDULE OF VALUES"). Design/Builder has included a listing of Value Engineering items in EXHIBIT G related to scope eliminated by the Value Engineering items in EXHIBIT G ("VE SCOPE ELIMINATIONS"). It is agreed that the Contract Sum is Design/Builder's complete compensation for the performance of the Work (including design) required by this Agreement.

     B. SAVINGS. To the extent the actual cost of the mechanical and plumbing scope of Work is less than the amount reflected in the Schedule of Values after consultation with the Construction Manager or after obtaining new or adjusted bids for such Work, Owner shall be entitled to a deductive Change Order in the amount of the savings and the Schedule of Values shall be adjusted to reflect the reduction in cost.

     C. SCHEDULE OF VALUES.

          1. Before the next Application for Payment after the execution of this Agreement, the Design/Builder shall submit to the Construction Manager an updated Schedule of Values allocated to various portions of the Work prepared in such form and supported by such data as the Owner or Construction Manager may require to substantiate its accuracy. Thereafter, the Design/Builder shall resubmit on a monthly basis an updated Cash Flow Schedule that forecasts the total monthly cash requirements for the duration of the Contract Time and an updated Progress Schedule for the Project. The Cash Flow Schedule, unless objected to by the Construction Manager, and upon approval by Owner, shall be used as a basis for reviewing the Design/Builder's Applications for Payment.

          2. Within thirty (30) days following the execution of this Agreement and with each Application for Payment thereafter, the Design/Builder shall submit to the Construction Manager and obtain approval of the following data:

               a. Each line item broken down by Subcontractor, trade and Work activity;

               b.   Each line item broken down by area, floor and building;

               c.   Each line item broken down by material and labor; and

               d. Any other evidence of performance of the Work, the costs of and payment for which the Owner may consider necessary or desirable in order to complete the Application for Payment.

     D. APPLICATIONS FOR PAYMENT. On or about the 1st day of the month, the Design/Builder shall submit to the Construction Manager an itemized "APPLICATION FOR PAYMENT" accompanied by (i) the Certificate of Payment which shall be completed in accordance with the Schedule of Values, (ii) the monthly Progress Schedule, and (iii) the monthly Cash Flow Schedule. The Application for Payment shall be notarized and supported by such data substantiating the Design/Builder's progress achieved in the month less retainage. Applications for Payment shall include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives but not yet included in Change Orders. Applications for Payment shall not include requests for payment of amounts the Design/Builder does not intend to pay to a Subcontractor or material supplier because of a dispute or other reason.

     E. PAYMENT.

          1. On or about the 15th day of the month (unless such date falls on a weekend or holiday, then on the next business day) and provided Design/Builder has submitted its Application for Payment and supporting documentation in substantially the manner and detail herein required by this Agreement, Owner shall make a progress payment to Design/Builder, subject to SECTION V.F hereof. The payment of any Application for Payment by Owner, including the final Application for Payment, does not constitute approval or acceptance of any item of cost in such Application for Payment.

          2. Design/Builder shall, within a reasonable time following receipt of payment from Owner, pay all bills for labor and material performed and furnished by others in connection with the design, construction, furnishing and equipping of the Improvements, and the performance of the Work, and upon request by Owner shall provide Owner with evidence of such payment.

          3. Upon Substantial Completion of the Project or as soon thereafter possible, Design/Builder shall submit a Application for Payment which shall set forth all amounts due and remaining unpaid to Design/Builder less an amount equal to 150% of the value of punch list items; and upon approval thereof by Owner, Owner shall pay to Design/Builder the amount due under such Application for Payment.

          4. Owner shall pay the final remaining balance to Design/Builder as Design/Builder works off the punch list items. Final Payment shall not be made, however, until Design/Builder delivers to Owner a complete release of all liens arising out of this Agreement and an affidavit that so far as Design/Builder has knowledge or information, the release includes and covers all Materials and Services for which a lien could be filed; but Design/Builder may, if any subdesign/builder or supplier refuses to furnish a release in full, furnish a bond satisfactory to Owner to indemnify Owner against any lien.

     F. RETENTION.

          1. Until Final Payment, Design/Builder agrees that ten percent (10%) of the amount due under each Subcontract may be retained by Owner. Retainage under Subcontracts shall be included in the Design/Builder's Application for Payment for the purpose of indicating the value of the Work performed; however, Design/Builder shall not request payment thereof from Owner, until such retainage is actually paid or payable. No retainage shall be withheld from Design/Builder's General Conditions, Fee, or design services.

          2. Upon mutual agreement by Owner and Design/Builder, payment in full may be made to those Subcontractors whose work is fully completed during the early stages of the Project or reduced with respect to other contractors at such times the parties may mutually agree, which agreement will not be unreasonably withheld. Agreement to any such reduction in retainage shall not constitute a waiver of or otherwise prejudice Owner's right to subsequently reinstitute full retainage should circumstances justify such action in Owner's sole judgment.

          3. Any provision hereof to the contrary notwithstanding, Owner may retain such funds from any progress payment in an amount sufficient to reasonably protect Owner if any one or more of the following conditions exists:

               a. Design/Builder is in material default of any of its obligations hereunder or otherwise is in material default under any of the Contract Documents;

               b. Any part of such payment is attributable to Work which is defective or not performed in accordance with the Criteria and Scope and the Drawings and Specifications as agreed by Owner's Construction Manager; provided, however, such payment shall be made as to the part thereof attributable to Work which is performed in accordance with the Criteria and Scope and the Drawings and Specifications and is not defective;

               c. Design/Builder has failed to make payments in accordance with its contracts with Design/Builder's subdesign/builders or for material or labor used in the Work for which Owner has made payment to Design/Builder;

               d. If Owner, in its good faith judgment, reasonably determines that the portion of the Contract Sum, including pending Change Orders, outstanding proposals and the like, then remaining unpaid will not be sufficient to complete the Work in accordance with the Criteria and Scope and Drawings and Specifications, whereupon no additional payments will be due Design/Builder hereunder unless and until Design/Builder performs a sufficient portion of the Work so that such portion of the Contract Sum then remaining unpaid is determined by Owner to be sufficient to so complete the Work; or

               e. If Owner, in good faith, determines that Design/Builder has not or will not with prompt acceleration of the Work meet the Scheduled Completion Date.

          4. In the event that Owner elects to withhold from payment to Design/Builder any amounts to which Owner may be entitled to withhold under this Agreement, then Owner shall only withhold the fair market value of such Work, claims or payments; and in no case shall he withhold more than such total value. Failure to comply with this provision is a material breach of this Agreement. No partial payment made hereunder shall be or construed to be final acceptance or approval of that part of the Work to which such partial payment relates or relieves Design/Builder of any of its obligations hereunder with respect thereto.

          5. In no event shall any interest be due and payable by Owner to Design/Builder, any subdesign/builder, or any other party on any of the sums rightfully retained by Owner pursuant to any of the terms or provisions of any of the Contract Documents. Any payments not rightfully withheld by the Owner pursuant to this Agreement (late payments, disputes settled in favor of the Design/Builder) shall bear interest at the prevailing prime rate plus 2%.

     G. AUDIT/RECORDS RETENTION.

          1. The Owner will have the right to audit all of Design/Builder's books and records pertaining to the mechanical scope of Work to determine any savings and any other Work performed on a cost reimbursable basis (including but not limited to payments to Subcontractors of any tier for changes in the Work) at any time within two (2) years from Substantial Completion during regular business hours, upon reasonable prior notice to Design/Builder. Design/Builder will keep, retain and preserve all such books and records in reasonable order, in accordance with all applicable Federal, State and local agencies rules, regulations and guidelines, or for a minimum of two (2) years from the date of the Final Payment.

          2. Design/Builder's records, which are limited to substantiation of the cost of the mechanical Work and cost reimbursable Work submitted by the Design/Builder for payment to Owner or Construction Manager ("PERTINENT RECORDS"), will be made available to the extent necessary to adequately permit evaluation and verification of (a) Design/Builder compliance with Agreement requirements, (b) compliance with Owner's business ethics, Change Orders, payments or claims submitted by the Design/Builder or any of its payees. Such audits may require inspection and copying from time to time and at reasonable times and places and character including without limitation, records, books, papers, documents, subscriptions, recordings, agreements, purchase orders, leases, contracts, commitments, arrangements, notes, daily diaries, superintendent reports, drawings, receipts, vouchers and memoranda, and any and all other agreements, sources of information and matters that may in Owner's reasonable judgment be a Pertinent Record. Such Pertinent Records subject to audit shall also include but not be limited to, those records necessary to evaluate and verify direct and indirect costs, (including overhead allocations) as they may apply to costs associated with this Agreement. Lump sum elements of the Schedule of Values (i.e., other than the mechanical and plumbing costs) and Change Orders and indirect costs and overhead allocations that are stated as fixed costs in this Agreement and in subsequent Change Orders are not subject to audit. The Owner or its designee shall be afforded access to Design/Builder's records pertaining to the mechanical and plumbing scope and reimbursable costs, if any, and shall be allowed to interview any of the Design/Builder's employees, pursuant to the provisions of this SECTION V.G throughout the term of this contract and for a period of three years after Final Payment or longer if required by law. Design/Builder shall require all Subcontractors, insurance agents, and material suppliers (payees) to comply with the provisions of this SECTION V.G by insertion of the requirements hereof in a written contract between Design/Builder and such payee. The Owner shall have no right to unilaterally revise the composition of any fixed, unit prices or percentage markups that have been specifically agreed to by Owner in writing, in advance, or specifically set out in this Agreement.

     H.   ADMINISTRATION OF THE CONTRACT.

          1. The Construction Manager is the Owner's designated onsite Agent. Any directions or directives given by the Construction Manager to the Design/Builder will be as if issued by the Owner. The Construction Manager will provide administration of the Contract as described in this Agreement, and will be the Owner's representatives (i) during construction, (ii) until Final Payment is due and (iii) with the Owner's concurrence, from time to time during the correction period. The Construction Manager will advise and consult with the Owner and will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents, unless otherwise modified by written instrument in accordance with other provisions of the Agreement.

          2. The Construction Manager will have the following duties and responsibilities:

               a. The Construction Manager will monitor in general that the Work is being performed in accordance with the requirements of the Contract Documents, will keep the Owner informed of the progress of the Work, and will report to the Owner and Design/Builder any observed defects or deficiencies in the work.

               b. The Construction Manager will notify the Contractor of the Owner's interests and intent with regard to the schedule and coordinate the activities of Owner and its Other Contractors and Suppliers in accordance with the latest approved Progress Schedule.

               c. The Construction Manager will review and certify all Applications for Payment by the Design/Builder, including Final Payment.

               d. The Construction Manager's actions will be taken with such reasonable promptness as to cause no delay in the Work of the Design/Builder or in the activities of Other Contractors, or the Owner.

               e. The Construction Manager will conduct inspections to determine the dates of Substantial Completion and final completion, and will receive and forward to the Owner written warranties and related documents assembled by the Design/Builder. The Construction Manager will forward to the Owner a final Project Application and Project Certificate for Payment upon compliance with the requirements of the Contract Documents.

SECTION VI. DESIGN RESPONSIBILITY

     Design/Builder has been employed to both design and build the Work.

     A. For the design phase of the Work, Design/Builder shall utilize the services of competent design professionals as Subcontractor(s) to assure that the Work as designed will meet all applicable laws, ordinances and codes, that the structure and foundation will be adequate to meet the floor load established in the design criteria included in the Contract Documents, attached hereto as EXHIBIT B, and the usual design wind loads, roof loads and such other criteria utilized in the locale of the Project (hereinafter the "DESIGN CRITERIA") and that the electrical and mechanical systems will be adequate to meet the Design Criteria.

     B. Design aesthetics, floor plan and bay sizing, and spacing shall be submitted to Owner for approval. Construction shall not be commenced prior to obtaining such approval.

     C. Payment for design services shall be on a lump sum basis and shall be made monthly pursuant to services performed within each of the phases set forth below so that the compensation for each such phase shall equal the following percentages of the total compensation payable for design services:

     Schematic Design Phase:                       Fifteen Percent (15%)
     Design Development Phase:                     Twenty Percent (20%)
     Construction Documents Phase:                 Forty Percent (40%)
     Bidding or Negotiation Phase:                 Five Percent (5%)
     Construction Phase:                           Twenty Percent (20%)

     D. The design services to be provided by Design/Builder or its design professional Subcontractor(s) shall include:

          1. Preparation of all schematic and preliminary design documents for the Work consisting of drawings and other documents illustrating the scale and relationship of the Work with the Project to facilitate communication between Design/Builder and Owner.

          2. Preparation of design development documents consisting of drawings and other documents to fix and describe the size and character of the Work as to structural, mechanical, and electrical systems, and including materials and such other essentials as may be appropriate or required to enable Owner to establish final Design Criteria.

          3. Preparation of all Drawings and Specifications setting forth the requirements for construction of the Work in detail sufficient to enable Subcontractors and suppliers to bid their respective portions of the Work and to enable workmen of ordinary skill to construct the Work.

          4. Documentation of all changes in the Drawings and Specifications made during the course of the Work, and provision of a complete set of as-built drawings at the conclusion of the Work.

          5. Assisting in obtaining all governmental approvals required for the Project including the State of New Mexico.

     E. All charges for design services, including design services associated with VE Scope Additions and VE Scope Eliminations, reimbursable design-related costs and all reproduction and other miscellaneous costs associated therewith, are included in the Contract Sum. Services other than those described herein shall constitute "ADDITIONAL SERVICES" and shall be performed only upon the mutual agreement of Owner, Design/Builder, and the design professional Subcontractor(s). The cost of any Additional Services shall be agreed to in writing prior to the performance thereof and shall be handled as a change in the Agreement under SECTION IV hereof. In the event any portions of the Project are deleted or otherwise not constructed, compensation for such portions of the Project shall be payable to the extent design services are performed on such portions, in accordance with the schedule set forth in SECTION VI.C above, based on the attached Schedule of Values. The making of revisions in Drawings, Specifications or other design documents when such revisions are required by the enactment or revision of codes, laws or regulations subsequent to the preparation of such documents shall be considered Additional Services.

     F. In addition to all other insurance requirements set forth in this Agreement, Design/Builder shall require its design professional Subcontractor(s) to obtain and maintain professional errors and omissions coverage with respect to design services in accordance herewith. Professional errors and omissions insurance shall be endorsed to provide contractual liability coverage if reasonably obtainable. Certificates of such coverage shall be furnished along with other certificates of insurance, and such coverage shall be for each such design professional Subcontractor in an amount not less than $3,000,000. Owner agrees that it will limit Design/Builder liability to Owner for any errors or omissions in the design of the Project to whatever sums Owner is able to collect from the above described professional errors and omissions insurance carrier.

     G. All Drawings and Specifications, schematic design and design development documents, or other similar or related documents included in the Contract Documents and furnished by Design/Builder together with any copies thereof, are and shall remain the joint property of Design/Builder and Owner. Such Contract Documents are to be used by Design/Builder only with respect to this Project. Submission or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication in derogation or Design/Builder's or Owner's common law copyright or other reserved rights.

     Submission or distribution to meet official regulatory requirements or for other purposes in connection with the Project is not to be construed as publication in derogation of the design professional Subcontractor's common law copyright or other reserved rights.

     H. Design/Builder shall require that the design professional
Subcontractor(s) employ the utmost skill and expertise consistent with the standards of professional care in performing the design services.

SECTION VII. SUBCONTRACTORS

     A. DEFINITIONS

          1. A Subcontractor is a person or entity that has a direct contract with the Design/Builder to perform a portion of the Work at the site. The term "Subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term "Subcontractor" does not include a separate contractor or subcontractors of a separate contractor.

          2. A Sub-subcontractor is a person or entity that has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

     B. AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK

     Unless otherwise stated in the Contract Documents or the bidding requirements, the Design/Builder, as soon as practicable after award of the contract, shall furnish in writing to the

Owner the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work of a value of more than $100,000. The Owner will promptly reply to the Design/Builder in writing stating whether or not the Owner, after due investigation, has reasonable objection to any such proposed person or entity.

     Failure of the Owner to reply within seven (7) days of submittal by Design/Builder shall constitute notice of no reasonable objection.

     The Design/Builder shall not contract with a proposed person or entity to which the Owner has made reasonable and timely objection. The Design/Builder shall not be required to contract with anyone to whom the Design/Builder has made reasonable objection.

     C. SUBCONTRACTUAL RELATIONS

     By appropriate agreement, written where legally required for validity, the Design/Builder shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Design/Builder by terms of the Contract Documents, and to assume toward the Design/Builder all the obligations and responsibilities which the Design/Builder, by these Documents, assumes toward the Owner. Each subcontract agreement shall preserve and protect the rights of the Owner under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Design/Builder that the Design/Builder, by the Contract Documents, has against the Owner. Where appropriate, the Design/Builder shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Design/Builder shall make available to each proposed Subcontractor prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound. Subcontractors shall similarly make copies of applicable portions of such documents available to their respective proposed Sub-Subcontractors.

     D. CONTINGENT ASSIGNMENT OF SUBCONTRACTS

     Each subcontract agreement for a portion of the Work is assigned by the Design/Builder to the Owner provided that:

          1. assignment is effective only after termination of the Agreement by the Owner for cause; and

          2. assignment is subject to the prior rights of the surety, if any, obligated under a bond relating to the Agreement.

SECTION VIII. INSURANCE

     A. DESIGN/BUILDER'S LIABILITY INSURANCE

     The Design/Builder shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance as will protect the Design/Builder from claims set forth below which may arise out of or result from the

Design/Builder's operations under the Agreement and for which the Design/Builder may be legally liable, whether such operations be by the Design/Builder or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable.

          l. claims under workers' or workmen's compensation disability benefit and other similar employee benefits acts which are applicable to the Work to be performed;

          2. claims for damages because of bodily injury, occupational sickness or disease, or death of the Design/Builder's employees;

          3. claims for damages because of bodily injury, sickness or disease, or death of any person other than the Design/Builder's employees;

          4. claims for damages insured by usual personal injury liability coverage that are sustained (a) by a person as a result of an offense directly or indirectly related to employment of such person by the Design/Builder, or (b) by another person;

          5. claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

          6. claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance, or use of a motor vehicle; and

          7. claims involving contractual liability insurance applicable to the Design/Builder's obligations under SECTION IX hereof.

     Certificates of Insurance acceptable to the Owner shall be filed with the Owner prior to commencement of the Work. These Certificates and the insurance policies required above shall contain a provision that coverages afforded under the policies will not be cancelled or allowed to expire until at least thirty
(30) days' prior written notice has been given to the Owner. The Owner and Construction Manager shall be named as additional insureds on all policies of insurance required to be obtained by Design/Builder pursuant to this SECTION VIII.A and SECTION VIII.C.

     B. OWNER'S LIABILITY INSURANCE

     The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance. Optionally, the Owner may purchase and maintain other insurance for self-protection against claims that may arise from operations under the Agreement. The Design/Builder shall not be responsible for purchasing and maintaining this optional Owner's liability insurance unless specifically required by the Contract Documents.

     C. PROPERTY INSURANCE

          1. Unless otherwise provided, the Design/Builder shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, Builder's Risk insurance in the amount of the initial Contract Sum as well as subsequent modifications thereto for the entire Work at the site on a replacement cost basis. Such insurance shall be maintained until substantial completion of the Project is effected. This insurance shall include interests of the Owner, the Design/Builder, Subcontractors and Sub-subcontractors in the Work, as their interests may appear. The insurance shall be on an all-risk policy form and shall insure against the perils of fire and extended coverage and physical loss or damages, including, without duplication of coverage, flood, including wind-driven water and rain, theft, vandalism, malicious mischief, collapse, falsework, temporary buildings and debris removal, including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for services and expenses required as a result of such injured loss. Coverage for other perils shall not be required unless otherwise provided in the Contract Documents. Design/Builder shall furnish to Owner a copy of such builders risk policy for Owner's review. In the event Owner disapproves of any coverage issues, policy limits, deductible amounts or other provisions of such insurance, Owner shall notify Design/Builder in writing immediately so that Design/Builder may take such steps as may be necessary to have such policy modified to satisfy Owner's objections. If Owner fails to raise any objections in writing within ten (10) days following delivery of such policy of insurance to Owner, Owner shall deem such failure an acceptance of such policy. Notwithstanding anything to the contrary appearing herein, Owner shall bear all risk of loss to the property that may occur and agrees to look solely to the proceeds of insurance in the event of a loss.

          2. Loss of Use Insurance. The Owner, at the Owner's option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner's property due to fire or other hazards, however caused. The Owner waives all rights of action against the Design/Builder for loss of use of the Owner's property, including consequential losses due to fire or other hazards, however caused.

          3. If during the Project construction period the Owner insures properties, real or personal or both, adjoining or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after Final Payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of SECTION VIII.C(4) for damages caused by fire or other perils covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

          4. Waivers of Subrogation. The Owner and Design/Builder waive all rights against (a) each other and any of the Subcontractors, Sub-subcontractors, agents and employees, each of the other, and
               (b) the design professional Subcontractor and design professional Subcontractor's consultants, for damages caused by fire or other perils to the extent covered by property insurance obtained pursuant to this SECTION VIII or other property insurance applicable to the site where the Work is being performed, as well as the Work, both during construction and after completion thereof, except such rights as they have to proceeds of such insurance held by the Design/Builder as fiduciary. The Owner or Design/Builder, as appropriate, shall require of the design professional Subcontractor and design professional Subcontractor's consultants, Subcontractors, Sub-subcontractors, agents, and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged. This provision shall survive termination and/or completion of the Project.

          5. A loss insured under Builder's Risk insurance shall be adjusted by the Design/Builder and made payable to the Design/Builder. The Design/Builder shall pay Owner and Subcontractors their just shares of insurance proceeds received by the Design/Builder, and by appropriate agreements, written where legally required for validity, shall require Subcontractors to make payments to their Sub-subcontractors in similar manner.

          6. Partial occupancy or use of the premises shall not commence until the insurance company or companies providing insurance have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Design/Builder shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse, or reduction of insurance.

     D. PERFORMANCE BOND AND PAYMENT BOND

     The Owner requires the Design/Builder to furnish bonds or other means of security covering faithful performance of the construction and payment of obligations arising thereunder in the forms attached as EXHIBITS H AND I hereto.

SECTION IX. INDEMNIFICATION

     Except as hereinafter set forth, the Design/Builder shall indemnify and hold harmless the Owner and agents and employees of Owner from and against claims, damages, losses and expenses including, but not limited to, attorneys' fees arising out of or resulting from performance of the Work, provided that such claim, damage, loss, or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) but only to the extent caused by the negligent acts or omissions of the Design/Builder, a Subcontractor, anyone directly to indirectly employed by them or anyone for whose acts they may be liable. Notwithstanding the foregoing or anything else to the contrary appearing herein and except to the extent provided in SECTION VI.F herein, it is understood and agreed that the obligations of the Design/Builder under this SECTION IX shall not extend to liability for the errors or omissions in the design arising out of (1) the preparation or approval of maps, drawings, opinions, reports, surveys, designs or specifications, or (2) the giving of or the failure to give directions or instructions by the designers employed on the Project, it being understood that Owner shall look solely to designers employed on the Project and their insurers in the event of any loss, injury or damage due to the causes set forth above.

SECTION X. PROTECTION OF PERSONS AND PROPERTY

     A. SAFETY PRECAUTIONS AND PROGRAMS

          1. The Design/Builder shall be responsible for initiating, maintaining, and supervising all safety precautions and programs in connection with the performance of the Agreement.

          2. In the event the Design/Builder encounters on the site material reasonably believed to be asbestos or polychlorinated biphenyl
               (PCB) which has not been rendered harmless, petroleum waste, biohazardous substances, radioactive waste or any other substance falling within the category of hazardous or toxic waste under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) or any other state or federal environmental statute or regulation, hereinafter collectively referred to as "hazardous waste," the Design/Builder shall immediately stop Work in the area affected and report the condition to the Owner in writing. Owner shall thereafter as soon as reasonably possible conduct a thorough investigation to determine if the suspected material in the affected area is in fact hazardous waste and shall certify to Design/Builder that such material is not hazardous or if such material is in fact hazardous waste that such hazardous waste has been abated and that it is safe to return to the affected area and resume work. Design/Builder may require Owner to furnish copies of reports of tests conducted by a qualified testing laboratory acceptable to Design/Builder verifying the absence of such hazardous waste before Design/Builder will be required to resume work. The Contract Time and amount shall thereafter be equitably adjusted to account for the time lost due to the encountering of the hazardous waste and the reasonable cost associated therewith.

          3. The Design/Builder shall not be required pursuant to the changes clause herein to perform without consent any Work relating to hazardous waste.

          4. To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Design/Builder, its design professional Subcontractor and design professional Subcontractor's consultants and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from the encountering of hazardous waste at the Project site including, but not limited to, any fines, assessments, or other sanctions imposed under any federal or state environmental statute or regulation as well as costs or expenses associated with clean up or other abatement procedures, regardless of whether or not such claim, damage, loss, or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this SECTION X.A.(4).

     B. SAFETY OF PERSONS AND PROPERTY

          1. The Design/Builder shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury, or loss to:

               a. Employees, Agents of Owner or Lender on the Work, and other persons who may be affected thereby including Owner, its Agents, and agents of the Lender;

               b. the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody, or control of the Design/Builder or the Design/Builder's Subcontractors or Sub-subcontractors; and

               c. other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures, and utilities not designated for removal, relocation, or replacement in the course of construction.

          2. The Design/Builder shall give notice and comply with applicable laws, ordinances, rules, regulations, and lawful orders or public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

          3. The Design/Builder shall erect and maintain, as required by existing conditions and performance of the Agreement, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations, and notifying owners and users of adjacent sites and utilities.

          4. When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the

               Design/Builder shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

SECTION XI. SUBSTANTIAL COMPLETION

     A. Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so the Owner can occupy, or has occupied, or can utilize the Work for its intended use. Issuance by the appropriate governing authority (including BIA and/or the State of New Mexico, if required) of a Certificate of Occupancy for any building that is constructed under this Agreement is tantamount to Substantial Completion. A Certificate of Occupancy shall not be required to effect substantial completion if such Certificate is withheld for reasons beyond Design/Builder's control.

     B. When the Design/Builder considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Design/Builder shall prepare and submit to the Owner a list of items to be completed or corrected. The Design/Builder shall proceed promptly to complete and correct items on the list. Failure to include an item on such list does not alter the responsibility of the Design/Builder to complete all Work in accordance with the Contract Documents. Upon receipt of the Design/Builder's list, the Owner will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Owner's inspection discloses any item, whether or not included on the Design/Builder's list which is not substantially in accordance with the requirements of the Contract Documents, the Design/Builder shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Owner; or, upon mutual agreement, such item shall be added to Design/Builder's list. The Design/Builder shall then submit a request for another inspection by the Owner to determine Substantial Completion. When the Work or designated portion thereof is substantially complete, the Owner, the Lender, or their designated representative(s) will jointly prepare a Certificate of Substantial Completion which shall establish the date of Substantial Completion, shall transfer responsibilities of the Designer/Builder for security, maintenance, heat, utilities, damage to the Work and insurance to the Owner, and shall fix the time within which the Design/Builder shall finish all items on the list accompanying the Certificate, which time shall in all cases be reasonable. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion; or in the alternative, on the date that the Owner beneficially occupies the Work or portion thereof, whichever is earlier. The Certificate of Substantial Completion shall be signed by the Owner, Lender, and Design/Builder, evidencing acceptance of responsibilities assigned to them in such Certificate.

     C. Upon issuance of the Certificate of Substantial Completion or designated portion thereof and upon application by the Design/Builder, the Owner shall make payment, reflecting adjustment in retainage, if any, for such Work or portion thereof as provided herein.

SECTION XII. PARTIAL OCCUPANCY OR USE

     A. The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Design/Builder, provided such occupancy or use is consented to by the insurer as required under SECTION VIII.C(6) and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Design/Builder have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Design/Builder considers a portion substantially complete, the Design/Builder shall prepare and submit a list to the Owner as provided above. Consent of the Design/Builder to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Design/Builder; provided, however, that such partial use or occupancy shall by no means whatsoever delay or interfere with the Progress of the Work.

     B. Immediately prior to such partial occupancy or use, the Owner and Design/Builder shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

SECTION XIII. FINAL COMPLETION AND FINAL PAYMENT

     A Upon receipt of written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Owner and Lender will promptly make such inspection, and when the Owner and Lender find the Work acceptable under the Contract Documents and the Agreement fully performed, the Owner will promptly issue Final Payment to Design/Builder. Neither Final Payment nor any remaining retained percentage shall become due, however, until the Design/Builder submits to the Owner and Lender (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner's property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing the date that insurance required by the Contract Documents is to expire, (3) consent of surety, if any, to Final Payment, and (4) if required by Owner, other data establishing payment or satisfaction of obligations such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Agreement to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a release or waiver required by the Owner, the Design/Builder may furnish a bond in substantive compliance with state mechanic's lien statutes to indemnify the Owner against such lien. The Design/Builder shall refund to the Owner all money that the Owner may be legally required to pay in discharging such lien, including all costs and reasonable attorneys' fees.

     B. If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Design/Builder or by issuance of Change Orders affecting final completion, the Owner shall, upon application by the Design/Builder and without terminating the Agreement, make payment of the balance due for the portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Design/Builder to the Owner prior to certification of such payment. Such payment shall be made under terms and conditions governing Final Payment, except that it shall constitute a waiver of claims. The making of Final Payment shall constitute a waiver of claims by the Owner as provided hereafter.

     C. Acceptance of Final Payment by the Design/Builder, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified in writing by that payee as unsettled at the time of final Application for Payment.

SECTION XIV. CLAIMS AND DISPUTES

     A. DEFINITION

     A "Claim" is a demand or assertion by one of the parties ("Claimant") seeking, as a matter of right, adjustment, interpretation or specific enforcement of Agreement terms, payment of money, extension of time or other monetary, injunctive, or other equitable relief with respect to the terms of the Agreement. The term "Claim" also includes other disputes and matters in question between the Owner and Design/Builder arising out of or relating to the Agreement. Claims must be made by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.

     B. TIME LIMITS ON CLAIMS

     Claims by either party must be made within 30 days after occurrence of the event giving rise to such claim or within 30 days after the Claimant first discovers the condition giving rise to the Claim, whichever is later. Claims must be made by written notice. An additional Claim, made after the initial claim has been implemented by Change Order, will not be considered unless submitted in a timely manner.

     C. CONTINUING CONTRACT PERFORMANCE

     Pending final resolution of a Claim of less than $100,000 including arbitration costs and fees, unless otherwise agreed in writing, the Design/Builder shall proceed diligently with performance of the Agreement and the Owner shall continue to make payments in accordance with the Contract Documents.

     D. WAIVER OF CLAIMS: FINAL PAYMENT

     The making of Final Payment shall constitute a waiver of Claims by the Owner except those arising from:

          l. liens, security interests, or encumbrances arising out of the Agreement and unsettled;

          2.   terms of special warranties required by the Contract Document.

     E. CLAIMS FOR CONCEALED OR UNKNOWN CONDITIONS

     If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly before conditions are disturbed or in no event later than 21 days after first observance of the conditions. The Owner will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Design/Builder's cost of, or time required for performance of any part of the Work, an equitable adjustment in the Contract Sum or Contract Time, or both shall be granted Design/Builder. If the Owner determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Agreement is justified, the Owner shall so notify the Design/Builder in writing, stating the reasons. Claims by Design/Builder in opposition to such determination must be made within 21 days after the Owner has given notice of the decision. If the Owner and Design/Builder cannot agree on an adjustment in the Contract Sum or Contract Time, the Design/Builder shall proceed in accordance with SECTION XV.

     F. CLAIMS FOR ADDITIONAL COSTS

     If the Design/Builder wishes to make a Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property. If the Design/Builder believes additional cost is involved for reasons including but not limited to (1) an order by the Owner to stop the Work where the Design/Builder was not at fault,
(2) a written order for a change in the Work issued by the Owner, (3) failure of payment by the Owner, (4) termination of the Agreement by the Owner, (5) Owner's suspension, or (6) other reasonable grounds, the Claim shall be filed in accordance with the procedure established herein.

     G. CLAIMS FOR ADDITIONAL TIME

          1. If the Design/Builder wishes to make a Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Design/Builder's Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay, only one claim is necessary.

          2. If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time and could not have been reasonably anticipated and that weather conditions had an adverse effect on the scheduled construction.

     H. INJURY OR DAMAGE TO PERSON OR PROPERTY

     If either party to the Agreement suffers injury or damage to person or property because of an act or omission of the other party, of any of the other party's employees or agents, or of others for whose acts such as other party is legally liable, written notice of such injury or damage, whether or not insured, shall be given to the other party within 21 days after first observance. The notice shall provide sufficient detail to enable the other party to investigate the matter. If a Claim for additional costs or time related to this claim is to be asserted, it shall be filed as provided herein. I. MUTUAL WAIVER OF CONSEQUENTIAL DAMAGES

     The Design/Builder and Owner waive all claims for incidental, special, indirect and/or consequential damages or losses, (hereinafter collectively referred to as "consequential damages"), arising out of or relating to the Agreement against each other. This mutual waiver of consequential damages or losses includes damages incurred by the Owner for loss of use, loss of income, loss of financing, rental expense, loss of management or employee productivity or of the services of such persons, loss of profits and loss of business and reputation and all other incidental, special, indirect and/or consequential damages or losses which could have been claimed by the Owner against the Design/Builder or its surety arising out of or in any way connected with the Project. This mutual waiver of consequential damages or losses includes damages incurred by the Design/Builder for home office and home office personnel expense, loss of profits other than the anticipated profits arising directly from this Project, loss of financing, damage to business or reputation, loss of bonding capacity and all other consequential damages or losses which could have been claimed by the Design/Builder against the Owner in connection with this Project. This mutual waiver is applicable without limitation to consequential damages and losses under this SECTION XIV. Nothing contained herein precludes the enforceability by Owner of a liquidation of damages provision contained in this Agreement nor shall it bar any recovery by the Design/Builder for its direct damages in the event of a breach of this Agreement by Owner.

     J. RESOLUTION OF CLAIMS AND DISPUTES

          1. The Owner will review Claims and take one or more of the following preliminary actions within ten days of receipt of a
               Claim: (a) request additional supporting data from the Claimant,
               (b) submit a schedule to the Design/Builder indicating when the Owner expects to take action, (c) reject the Claim in whole or in part, stating reasons for rejection, (d) approve the Claim, or
               (e) suggest a compromise..

          2. If a Claim has been resolved, the Design/Builder will prepare appropriate documentation.

          3. If a Claim has not been resolved, the party making the Claim shall, within ten days after the Owner's preliminary response, take one or more of the following actions: (a) submit additional supporting data requested by the Owner, (b) modify the initial Claim, or (c) notify the Owner that the initial Claim stands.

          4. If a Claim has not been resolved after consideration of the foregoing and of further evidence presented by the parties or requested by the Owner, the aggrieved party may submit the Claim to mediation or arbitration, as hereinafter provided.

SECTION XV. MEDIATION AND ARBITRATION

     A. CONTROVERSIES AND CLAIMS SUBJECT TO MEDIATION

          1. All claims, disputes, and other matters in question between the Design/Builder and the Owner arising out of or relating to the Contract Documents or the breach thereof, including without limitation, all Claims, except as provided herein with respect to the Owner's decisions in matters relating to artistic effect and except for claims which have been waived by the making or acceptance of Final Payment, and except for claims, disputes, and other matters in controversy which include a monetary claim or counterclaim in excess of $500,000.00 (exclusive of interest, attorneys' fees, mediation fees and costs), shall be submitted for non-binding mediation in accordance with the Commercial Mediation Rules then in effect unless the parties mutually agree otherwise. Such mediation shall include by consolidation, joinder or joint filing, any additional person or entity not a party to the Owner-Design/Builder Agreement to the extent necessary to the final resolution of the matter in controversy, and Design/Builder shall include appropriate mediation provisions in its subcontracts for the Project.

          2. The request for mediation shall be filed in writing with the other party to the Owner-Design/Builder Agreement and with the American Arbitration Association. Such request shall be made within ninety (90) days after the claim, dispute, or other matter in question has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such claim, dispute, or other matter in question would be barred by the applicable statute of limitations or other delay-based defenses.

          3. Unless otherwise agreed to in writing, the Design/Builder shall carry on the Work and maintain its progress during any mediation proceedings, and the Owner shall continue to make payments to the Design/Builder in accordance with the Contract Documents.

          4. The location for mediation proceedings conducted pursuant to this Agreement shall be in Albuquerque, New Mexico, unless otherwise agreed by the parties.

          5. Parties to the mediation proceedings shall be responsible for the payment of their respective attorneys' fees, costs, and expenses and shall share equally in all cost, expenses and fees of mediation and of mediators, regardless of the outcome of the mediation proceedings.

          6. Any and all references in the General Conditions or other Contract Documents to arbitration shall refer to mediation as provided herein, there being no agreement by the parties to mediate disputes that total less than $500,000.

     B. CONTROVERSIES AND CLAIMS SUBJECT TO ARBITRATION

     Any controversy or Claim arising out of or related to the Agreement or the breach thereof which contain a monetary claim in excess of $500,000 and those claims less than $500,000 which were unable to be settled by mediation, shall be settled by arbitration in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator or arbitrators may be entered in any court having jurisdiction thereof, except those waived as provided for in SECTION XVA.(1) hereof. Such controversies or Claims shall be subject to arbitration upon written demand of either party. Arbitration may be commenced when 45 days have passed after a Claim has been referred to the Owner as provided above and the controversy remains unresolved.

     C. CONTRACT PERFORMANCE DURING ARBITRATION

     During arbitration proceedings, the Owner and Design/Builder shall comply with SECTION XVA(3).

     D. WAIVER OF SOVEREIGN IMMUNITY

          l. Owner hereby unconditionally waives any sovereign immunity and immunity from suit and consents to mediation and arbitration, including judicial enforcement of any provision in this Agreement, the General Conditions, or any other Contract Documents, including without limitation all matters and remedies described in SECTIONS XIV AND XV of this Agreement. Owner also waives any right it may have to require Design/Builder to exhaust any tribal administrative or judicial remedies.

          2.   Any dispute arising hereunder which is not otherwise resolved by
               SECTION XIV above shall be resolved by binding arbitration under the American Arbitration Association - Construction Industry Rules of Arbitration as provided in SECTION XV.

SECTION XVI. WARRANTY

     The Design/Builder warrants to the Owner that, materials and equipment furnished under the Agreement will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted for a period of one
(1) year from the date of substantial completion unless otherwise required by the Contract Documents, and that Work will conform with the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Design/Builder's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Design/Builder, improper or insufficient maintenance, improper operation, or normal wear and tear under normal usage. Design/Builder shall not under any circumstances be liable to Owner or any third parties for any consequential damages as a result of any breach hereof by Design/Builder, or anyone for whom Design/Builder is responsible. Design/Builder will obtain a written warranty from the Contractor, in form reasonably satisfactory to Owner, which will permit Owner to enforce all of the warranty rights and remedies that Design/Builder obtains from Contractor.

SECTION XVII. TAXES

     The Design/Builder shall pay sales, consumer, use and similar taxes for the Work or portions thereof provided by the Design/Builder which are legally enacted when bids are received, whether or not yet effective or merely scheduled to go into effect.

SECTION XVIII. PERMITS FEES AND NOTICES

     A. Unless otherwise provided in the Contract Documents, the Design/Builder shall secure and pay for the building permit and other permits and governmental fees, licenses, and inspections necessary for proper execution and completion of the Work which are customarily secured after execution of the Agreement and which are legally required when bids are received.

     B. The Design/Builder shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities bearing on performance of the work.

     C. If the Design/Builder performs Work knowing it to be contrary to laws, statutes, ordinances, building codes, and rules and regulations without notice to the Owner, the Design/Builder shall assume full responsibility for such work and shall bear the attributable costs including reasonable attorneys' fees.

SECTION XIX. ALLOWANCES

     A. The Design/Builder shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Design/Builder shall not be required to employ persons or entities against which the Design/Builder makes reasonable objection.

     B. Unless otherwise provided in the Contract Documents:

          l. materials and equipment under an Allowance shall be selected promptly by the Owner to avoid delay in the Work;

          2. Allowances shall cover the cost to the Design/Builder of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

          3. Design/Builder's costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum and not in the Allowances; and

          4. whenever costs are more than or less than Allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the

               Change Order shall reflect (a) the difference between actual costs and the Allowances and (b) changes in Design/Builder's cost.

SECTION XX. PROJECT MANAGER

     The Design/Builder shall employ a competent Project Manager and necessary assistants who shall be in attendance at the Project site during performance of the Work. The Project Manager shall represent the Design/Builder, and communications given to the Project Manager shall be as binding as if given to the Design/Builder. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

SECTION XXI. SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

     A. Shop Drawings are drawings, diagrams, schedules, and other data specially prepared for the Work by the Design/Builder or a Subcontractor, Sub-subcontractor, manufacturer, supplier, or distributor to illustrate some portion of the Work.

     B. Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Design/Builder to illustrate materials or equipment for some portion of the Work.

     C. Samples are physical examples that illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

     D. Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required the way the Design/Builder proposes to conform to the information given and the design concept expressed in the Contract Documents.

     E. The Design/Builder shall review and approve, and submit for approval to Owner or Construction Manager, Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner. Submittals made by the Design/Builder, which are not required by the Contract Documents, may be returned without action.

     F. The Design/Builder shall perform no portion of the Work requiring submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the Owner or Construction Manager has approved the respective submittal it has designated for review. Such Work shall be in accordance with approved submittals.

     G. By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Design/Builder represents that the Design/Builder has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

     H. The Design/Builder shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Owner's approval of Shop Drawings, Product Data, Samples, or similar submittals unless the Design/Builder has received the Owner's written approval to the specific deviation.

     I. The Design/Builder shall direct. specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Owner or Construction Manager on previous submittals.

     J. Informational submittals upon which the Owner is not expected to take responsive action may be so identified in the Contract Documents.

SECTION XXII. USE OF THE SITE

     The Design/Builder shall confine operations at the site to areas permitted by law, ordinances, permits, and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

SECTION XXIII. INDEPENDENT CONTRACTOR

     In performing its obligations hereunder, Design/Builder shall be deemed an independent contractor and not an agent or employee of Owner. Design/Builder shall have exclusive authority to manage, direct, and control the Work. Owner is interested in only the results obtained and not in the methods used in achieving the results.

SECTION XXIV. INSPECTION AND AUDIT

     A. Design/Builder represents that it has inspected the location or locations of the Work and has satisfied itself as to the condition thereof and that the Contract Sum is just and reasonable compensation for all the Work, including all foreseen risks, hazards, and difficulties in connection with the Work.

     B. Owner at all times shall have access to the Work for inspection thereof, but shall not be obligated to conduct any such inspection. Design/Builder shall provide proper and safe facilities for such access and inspection. If any of the Work is required to be inspected or approved by any public authority, Design/Builder shall cause such inspection or approval to be performed.

     C. No inspection performed or failed to be performed by Owner hereunder shall be a waiver of any of Design/Builder's obligations hereunder or be construed as an approval or acceptance of the Work or any part thereof.

SECTION XXV. TERMINATION

     A. If Design/Builder shall fail to commence the Work in accordance with the provisions of this Agreement or fail to diligently prosecute the Work to completion thereof in a diligent, efficient and, workmanlike manner and in strict accordance with the provisions of the Contract Documents, fail to use an adequate amount or quality of personnel or equipment to complete the Work without undue delay, fail to perform any of its obligations under the Contract

Documents, or fail to make payments to its Subdesign/builders in accordance with the Subcontract Agreements or to make payments to materialmen or laborers and Design/Builder's default is not otherwise excused under the provisions of this Agreement, then Owner shall have the right, if Design/Builder shall not cure any such default after fourteen (14) days' written notice thereof (or, if such default is of such a nature as to be incapable of cure within such period) shall not commence action to cure said default within such period and thereafter diligently and continuously pursue such action to complete such cure promptly to
(1) terminate this Agreement, (2) take possession of and use all or any part of Design/Builder's materials, equipment supplies and other property of every kind used by Design/Builder in the performance of the Work and to use such property in the completion of the Work, or (3) complete the Work in any manner it deems desirable, including engaging the services of other parties therefore. Any such act by Owner shall not be deemed a waiver of any other right or remedy of Owner. If after exercising any such remedy the cost to Owner of the performance of the balance of the Work is in excess of that part of the Contract Sum that has not theretofore been paid to Design/Builder hereunder, Design/Builder shall be liable for and shall reimburse Owner for such excess.

     B. If Owner fails to perform any of its obligations hereunder, Design/Builder shall have the right to give Owner a written notice thereof, stating the nature of the default complained of; and if Owner does not cure such default within fourteen (14) days after receipt of such notice, Design/Builder shall have the right to terminate this Agreement by giving Owner written notice thereof at any time thereafter while such default remains uncured and payment shall be made to Design/Builder for all Work executed and for any proven loss sustained upon any materials, equipment tools, construction equipment and machinery, and reasonable demobilization costs, a reasonable profit on such work and the profits Design/Builder would have earned but for Owner's breach. Design/Builder shall similarly have the right to terminate upon thirty (30) days' notice if the Work is suspended for a period of sixty (60) consecutive days or more from causes not the fault of Design/Builder.

     C. Owner may, if Design/Builder neglects to prosecute the Work properly or to perform any provision of the Contract Documents, or otherwise does, or omits to do, anything whereby safety or proper construction may be endangered or whereby damage or injury may result to person or property after three (3) days' written notice to Design/Builder, without prejudice to any other remedy Owner may have, make good all work, material, omissions or deficiencies, and may deduct the cost therefore from the amount included in the Contract Sum due or which may thereafter become due Design/Builder, but no action taken by Owner hereunder shall affect any of the other rights or remedies of Owner granted by this Agreement or by law or relieve Design/Builder from any consequences or liabilities arising from such acts or omissions.

     D. It is recognized that if Design/Builder is adjudged a bankrupt, or makes a general assignment for the benefit of creditors, or if a receiver is appointed for the benefit of its creditors, or if a receiver is appointed on account of its insolvency, such could impair or frustrate Design/Builder's performance of this Agreement. Accordingly, it is agreed that upon the occurrence of any such event, Owner shall be entitled to request of Design/Builder or its successor in interest adequate assurance of future performance in accordance with the terms and conditions hereof. Failure to comply with such request within ten (10) days of delivery of the request shall entitle Owner to terminate this Agreement and to the accompanying rights set forth above in SECTION XXVII.A. In all events pending receipt of adequate assurance of performance and actual performance in accordance therewith, Owner shall be entitled to proceed with the Work with its own forces or with other contractors on a time and material or other appropriate basis the cost of which will be backcharged against the Contract Sum hereof.

     E. The rights and remedies of Owner and Design/Builder under this SECTION XXVII shall be non-exclusive, and shall be in addition to all the other remedies available to such parties at law or in equity.

SECTION XXVI. NOTICES

     All notices to be given hereunder shall be in writing, and all payments to be made hereunder shall be by check or wire transfer, and may be given, served or made by depositing the same in the United States mail addressed to the authorized Representative of the party to be notified, postpaid and registered or certified with return receipt requested or by delivering the same in person to the said authorized Representative of such party. Notice may also be given by fax or e-mail if sender obtains a written confirmation of receipt. Notice deposited in the mail in accordance with the provisions hereof shall be effective unless otherwise stated in such notice or in this Agreement from and after the fourth day next following the date postmarked on the envelope containing such notice, or when actually received, whichever is earlier. Notice given in any other manner shall be effective only if and when received by the party to be notified. All notices to be given to the parties hereto shall be sent to the person or persons set forth on EXHIBIT F attached hereto and incorporated herein for purposes. By giving the other party at least fifteen
(15) days written notice thereof, the parties hereto specify as its address for the purposes hereof any other address in the United States of America.

SECTION XXVII. WAIVER

     No consent or waiver, express or implied, by either party to this Agreement to or of any breach or default by the other in the performance of any obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default by such party hereunder. Failure on the part of any party hereto to complain of any act or failure to act of the other party or to declare the other party in default hereunder, irrespective of how long such failure continues, shall not constitute a waiver of the rights of such party hereunder. Inspection. by, payment by, or tentative approval or acceptance by Owner or the failure of Owner to perform any inspection hereunder, shall not constitute a final acceptance of the Work of any part thereof and shall not release Design/Builder or any of its obligations hereunder.

SECTION XXVIII. CONFLICTS

     In case of conflicts between the provisions of this Agreement, any ancillary documents executed contemporaneously herewith or prior hereto, or any other of the Contract Documents, the provisions of this Agreement (including all exhibits) shall prevail.

SECTION XXIX. REPRESENTATIVES

     A. Upon execution of this Agreement, Owner shall designate in writing to Design/Builder the name of the party who is to be "Owner's Representative" with full authority to execute any and all instruments requiring Owner's signature and to act on behalf of Owner with respect to all matters arising out of this Agreement.

     B. Upon execution of this Agreement, Design/Builder shall designate in writing to Owner the name of the party who is to be "Design/Builder's Representative" with full authority to execute any and all instruments requiring Design/Builder's signature and to act on behalf of Design/Builder with respect to all matters arising out of this Agreement.

SECTION XXX. NONDISCRIMINATION

     Design/Builder agrees that in the performance of its work under this Agreement it will not knowingly violate any applicable laws or regulations prohibiting discrimination in employment. Builder will include language in its subcontracts that encourages the hiring of Mescalero Apache Tribal members, other Indians and affiliates.

SECTION XXXI. CONSTRUCTION OF TERMS

     All capitalized terms not herein defined shall have the meanings ascribed to them by current custom and usage in the profession and industry. Unless the context clearly intends to the contrary, words singular or plural in number shall be deemed to include the other and pronouns having a masculine or feminine gender shall be deemed to include the other. The term "person" shall be deemed to include an individual, corporation, partnership, trust, unincorporated organization, government and governmental agency or subdivision, as the context shall require.

SECTION XXXII. CAPTIONS

     The captions used for the Sections in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, or describe the scope of the intent of this Agreement or any Section hereof.

SECTION XXXIII. FINANCING

     This Agreement modifies the rights and obligations of the parties set forth in the Agreement dated February 14, 2002 as amended by Change Order No. l dated May 8, 2002 (the "May 8 Agreement"). Further, this Agreement applies only to the design and construction of the Inn of the Mountain Gods and Casino. The Contract Sum under this Agreement does not include $14,591,243 previously paid to Design/Builder in connection with the Casino Apache Travel Center under the May 8 Agreement. If the Owner does not secure financing in form reasonably satisfactory to Design/Builders on or before October 15, 2003, the parties agree that this Agreement shall be void and the May 8 Agreement will be effective as to the Inn of the Mountain Gods and Casino.

     Owner shall provide monthly or upon Design/Builder's reasonable written request, proof of Owner's financing or other ability to timely pay for the Work according to this Agreement, and shall notify Design/Builder immediately upon any foreseeable change in the status of Owner's funding that may materially affect Contractor's (or its Subcontractors' or Suppliers') rights to claims for payment. Contractor may stop the Work seven (7) days after written notice of Contractor's reasonable belief that Owner is or will be unable to pay pending or future

Applications for Payment on a timely basis. All amounts retained under this Agreement by Owner will be maintained in accordance an arrangement acceptable to the parties. Owner warrants that Design/Builder's rights to payment of amounts owed under this Agreement, including retainage, are not subordinate to any third parties. The [] provisions of that certain Cash Collateral and Disbursement Agreement among [], as Disbursement Agent, [], as Trustee, [], as Independent Construction Consultant, Owner, certain Guarantors and the Apache Tribe of the Mescalero Reservation (the "DISBURSEMENT AGREEMENT"), that have been, or will be, consented to by Design/Builder upon or after the effective date of the Disbursement Agreement shall apply to the extent they are inconsistent with the provisions of this Agreement.

SECTION XXXIV. ENTIRE AGREEMENT

     The Contract Documents, including the Exhibits attached hereto and made a part hereof, constitute the entire and integrated agreement between the parties hereto with respect to the matters covered thereby. All prior negotiations, representations and agreements with respect thereto, written or oral, not incorporated in such Contract Documents are hereby superseded. This Agreement can be modified or amended only by a document duly executed on behalf of the parties hereto.

     IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first above set forth.

Inn of the Mountain Gods Resort and Casino     Centex/WorthGroup, LLC



By: /s/ Thomas J. Gallagher                   By:  /s/ Richard A. Johnson
    ----------------------------------             ----------------------------------
             Signature                                       Signature


     Thomas J. Gallagher                             Richard A. Johnson
    ----------------------------------             ----------------------------------
        Printed Name and Title                          Printed Name and Title


                                    EXHIBIT A

                              PROPERTY DESCRIPTION

A general legal description is as follows (not a plat description):

Buildings - Township 12 South, Range 13 East, SW 1/4 of Section 4 (NM Principal
            Meridian)

Lake Mescalero - T 12 S, R 13 E, NW 1/4 of Section 4 Sewer lagoons - T 12 S, R
                 13 E, NE 1/4 of Section 4

Golf course - T 12S, R 13 E, SE 1/4 of Section 5


                          EXHIBIT B - SPECIFICATION LOG

Specification                    Specification Description                   Date
Section

01010         Summary of Civil Work                                          01/06/2003
01027         Applications for Payment                                       01/06/2003
01028         Change Order Procedures                                        01/06/2003
01040         Project Coordination                                           01/06/2003
01043         Utility Obstructions                                           01/06/2003
01045         Cutting and Patching                                           01/06/2003
01050         Field Engineering                                              01/06/2003
01051         New Mexico State Highway and Transportation Department         01/06/2003
              Utility Permit Survey Requirements
01055         Field Service Representative                                   01/06/2003
01095         Reference Standards and Definitions                            01/06/2003
01150         Administration, Procedures and Codes                           01/06/2003
01200         Project Meetings                                               01/06/2003
01250         Contract Modification Procedures                               01/06/2003
01260         Sample Forms                                                   01/06/2003
01300         Submittals                                                     04/15/2003
01322         Photographic Documentation                                     05/30/2003
01340         Shop Drawings, Product Data and Samples                        01/06/2003
01350         Request For Information                                        01/06/2003
01400         Quality Control Services                                       01/06/2003
01410         Owner Furnished Testing Laboratory Services                    01/06/2003
01455         Testing Laboratory Services                                    01/06/2003
01500         Temporary Facilities                                           01/06/2003
01510         Temporary Utilities                                            01/06/2003
01560         Temporary Controls                                             01/06/2003
01561         Construction Cleaning                                          01/06/2003
01562         Dust Control                                                   01/06/2003
01570         Traffic Regulation                                             01/06/2003
01600         Material and Equipment                                         01/06/2003
01630         Product Substitution Procedures                                01/06/2003
01656         Disinfection of Domestic Water Systems                         01/06/2003
01658.1       Lift Station Shake Down Operations                             01/06/2003
01700         Project Close Out                                              01/06/2003
01710         Final Cleaning                                                 01/06/2003
01720         Project Record Documents                                       01/06/2003
01730         Operating and Maintenance Data                                 01/06/2003
01740         Warranties and Bonds                                           01/06/2003
02110         Filter Fabric                                                  05/30/2003
02111         Clearing and Grubbing                                          05/30/2003
02121         Riprap Surface Treatment                                       05/30/2003
02130         Storm Sewer Pipe Insulation                                    05/30/2003
02150         Tree Retention and Protection                                  05/30/2003






02220         Earthwork for Structures                                       05/30/2003
02221         Trenching, Backfilling and Compacting                          05/30/2003
02235         Jacking and Boring                                             01/06/2003
02380         Drilled Piers                                                  01/06/2003
02504         Subgrade Preparation                                           05/30/2003
02510         Crushed Aggregate Base Course                                  05/30/2003
02520         Asphaltic Concrete Surface Course                              05/30/2003
02550         Concrete Curb and Gutter, Sidewalk and Drivepads               05/30/2003
02685         Gas Distribution System                                        05/30/2003
02713         Water System                                                   05/30/2003
02722         Sanitary Sewerage System                                       05/30/2003
02751         Process Pipe Systems                                           05/30/2003
02810         Irrigation System                                              05/30/2003
02831         Chain Link Fences and Gates                                    01/06/2003
02860         Site Furnishings                                               05/30/2003
02920         Soil Preparation and Fine Grading                              05/30/2003
02921         Imported Topsoil                                               05/30/2003
02930         Sodding                                                        05/30/2003
02931         Seeding and Mulching                                           05/30/2003
02950         Landscaping                                                    05/30/2003
02970         Landscaping Maintenance                                        05/30/2003
03100         Concrete Forms and Accessories                                 01/06/2003
03200         Concrete Reinforcement                                         01/06/2003
03300         Concrete                                                       05/30/2003
03331         Cast-in-Place Architectural Concrete                           01/06/2003
03360         Special Concrete Finishes                                      01/06/2003
03410         Precast Structural Concrete                                    01/06/2003
03450         Architectural Precast Concrete - Plant Cast                    01/06/2003
03490         Glass Fiber Reinforced Concrete                                01/06/2003
03740         Dry Pack Concrete                                              01/06/2003
04200         Unit Masonry                                                   01/06/2003
04430         Simulated Stone                                                01/06/2003
04720         Cast Stone                                                     01/06/2003
04810         Unit Masonry Assemblies                                        01/06/2003
05120         Structural Steel                                               01/06/2003
05210         Steel Joist                                                    01/06/2003
05310         Steel Deck                                                     01/06/2003
05400         Light Gage Metal Framing                                       01/06/2003
05500         Metal Fabrications                                             01/06/2003
05511         Metal Stairs                                                   01/06/2003
05521         Pipe and Tube Railings                                         01/06/2003
05521         Pipe and Tube Railings                                         01/06/2003
05530         Gratings                                                       01/06/2003
05580         Sheet Metal Fabrications                                       01/06/2003
05721         Ornamental Railings                                            01/06/2003
05810         Expansion Joint Cover Assemblies                               05/30/2003



06100         Rough Carpentry                                                01/06/2003
06200         Finish Carpentry                                               01/06/2003
06401         Exterior Architectural Woodwork                                01/06/2003
06402         Interior Architectural Woodwork                                01/06/2003
06650         Solid Polymer Fabrications                                     01/06/2003
07100         Waterproofing Systems                                          01/06/2003
07131         Self Adhering Sheet Waterproofing                              05/30/2003
07132         Elastomeric Sheet Waterproofing                                01/06/2003
07160         Bituminous Dampproofing                                        01/06/2003
07210         Building Insulation                                            01/06/2003
07241         Soffit Coating                                                 05/30/2003
07242         Exterior Insulation and Finish Systems - Class PM              01/06/2003
07251         Sprayed-On Fireproofing                                        01/06/2003
07260         Intumescent Fireproofing                                       05/30/2003
07270         Firestopping                                                   01/06/2003
07526         SBS-Modified Bituminous Sheet Roofing                          05/30/2003
07570         Traffic Bearing Membranes                                      05/30/2003
07600         Flashing and Sheet Metal                                       01/06/2003
07610         Metal Roofing                                                  01/06/2003
07720         Roof Accessories and Roof Hatches                              01/06/2003
07800         Thin Film Intumescent Fireproofing                             04/15/2003
07841         Through-Penetration Firestop Systems                           05/30/2003
07842         Fire-Resistive Joint Systems                                   05/30/2003
07901         Joint Sealants                                                 01/06/2003
08110         Steel Doors and Frames                                         01/06/2003
08111         Standard Steel Doors & Frames                                  05/30/2003
08114         Custom Steel Doors & Frames                                    05/30/2003
08211         Flush Wood Doors                                               05/30/2003
08212         Stile and Rail Wood Doors                                      01/06/2003
08300         Elevator Door Smoke Containment System                         05/30/2003
08305         Access Doors                                                   01/06/2003
08311         Access Doors & Frames                                          05/30/2003
08330         Rolling Grills                                                 05/30/2003
08331         Overhead Coiling Doors                                         05/30/2003
08361         Sectional Overhead Doors                                       01/06/2003
08410         Aluminum Entrances and Storefronts                             01/06/2003
08450         All-Glass Entrances and Storefronts                            01/06/2003
08554         Casement Wood Windows                                          01/06/2003
08710         Door Hardware                                                  05/30/2003
08800         Glazing                                                        04/15/2003
08830         Mirrors                                                        05/30/2003
08911         Glazed Aluminum Curtail Wall                                   04/15/2003
09200         Fiber Reinforced Stucco                                        01/06/2003
09210         Synthetic Wall Coating                                         01/06/2003
09255         Gypsum Board Assemblies                                        01/06/2003
09263         Gypsum Board Shaft                                             01/06/2003



09300         Tile                                                           01/06/2003
09310         Ceramic Tile                                                   01/06/2003
09512         Acoustical Tile Ceiling                                        01/06/2003
09651         Resilient Tile Flooring                                        01/06/2003
09653         Resilient Wall Base & Accessories                              05/30/2003
09680         Carpet                                                         01/06/2003
09690         Carpet Tile                                                    01/06/2003
09841         Acoustical Wall Panels                                         01/06/2003
09910         Paint                                                          01/06/2003
09920         Pavement Marking                                               01/06/2003
09931         Exterior Wood Stains                                           01/06/2003
09950         Wall Coverings                                                 01/06/2003
09960         High-Performance Coatings                                      05/30/2003
09970         Coatings for Welded Steel Water Storage Tanks                  05/30/2003
10100         Visual Display Boards                                          01/06/2003
10155         Toile Compartments                                             01/06/2003
10200         Louvers and Vents                                              01/06/2003
10270         Raised Access Floor                                            01/06/2003
10425         Sings                                                          01/06/2003
10505         Metal Lockers                                                  05/30/2003
10506         Wood Lockers                                                   05/30/2003
10522         Fire Extinguishers, Cabinets, and Accessories                  01/06/2003
10605         Wire Mesh Partitions                                           05/30/2003
10650         Operable Walls                                                 01/06/2003
10653         Fire-Rated Operable Panel Partitions                           01/06/2003
10750         Telephone Specialties                                          01/06/2003
10800         Toilet and Bath Accessories                                    02/06/2003
11132         Projection Screens                                             05/30/2003
11150         Parking Control Equipment                                      01/06/2003
11160         Loading Dock Equipment                                         04/15/2003
11172         Waste Compactors                                               01/06/2003
11310.1       Submersible Sewage Pumps                                       01/06/2003
11400         Food Service Equipment                                         01/06/2003
12670         Entrance Mats                                                  01/06/2003
13038         Saunas                                                         01/06/2003
13150         Swimming Pool General Conditions                               01/06/2003
13151         Swimming Pool Excavation                                       01/06/2003
13152         Swimming Pool Concrete                                         01/06/2003
13153         Swimming Pool Shorcrete                                        01/06/2003
13154         Swimming Pool Ceramic Tile                                     01/06/2003
13155         Swimming Pool Plaster                                          01/06/2003
13156         Swimming Pool Equipment                                        01/06/2003
13157         Swimming Pool Mechanical                                       01/06/2003
13158         Swimming Pool Electrical                                       01/06/2003
13411         Welded Steel Water Storage Tanks                               05/30/2003
13433         Lift Station Pump Control Panel                                01/06/2003



14210         Electric Traction Elevators                                    03/10/2003
14240         Hydraulic Elevators                                            03/10/2003
14560         Chutes                                                         01/06/2003
15010         Mechanical Provisions                                          05/30/2003
15011         Basic Mechanical Requirements                                  05/30/2003
15015         Operation and Maintenance Manuals                              05/30/2003
15025         Mechanical Shop Drawings and Product Data                      05/30/2003
15050         Basic Materials and Methods                                    05/30/2003
15070         Seismic Provisions                                             05/30/2003
15075         Mechanical Identification                                      05/30/2003
15080         Mechanical Insulation                                          05/30/2003
15090         Electric Motors and Starters                                   05/30/2003
15100.8       Valve Boxes                                                    05/30/2003
15110.1       Ball Check Valves                                              01/06/2003
15120         Kitchen Equipment                                              05/30/2003
15125         Piping Specialties                                             05/30/2003
15130         Pumps                                                          05/30/2003
15140         Domestic Water Piping                                          05/30/2003
15141         Supports & Anchors                                             05/30/2003
15150         Sanitary Waste and Vent Piping                                 05/30/2003
15160         Storm Drainage Piping                                          05/30/2003
15180         Heating and Cooling Piping                                     05/30/2003
15185         Chemical Waste Treatment Equipment                             05/30/2003
15190         Fuel Piping                                                    05/30/2003
15191         Mechanical Identification                                      05/30/2003
15195         Operation and Maintenance Manuals                              01/06/2003
15310         Fire Protection Piping                                         05/30/2003
15320         Fire Pumps                                                     05/30/2003
15325         Sprinkler Systems                                              05/30/2003
15340         Pre-Action Sprinkler Systems (Alternate)                       05/30/2003
15375         Standpipe and Hose Valve Systems                               05/30/2003
15400         Plumbing Equipment                                             05/30/2003
15410         Plumbing Fixtures                                              05/30/2003
15430         Plumbing Specialties                                           05/30/2003
15490         Sprinkler Systems                                              01/06/2003
15500         Heating, Ventilation and Air Conditioning Equipment            05/30/2003
15510         Boilers                                                        05/30/2003
15550         Breeching, Chimneys and Stacks                                 05/30/2003
15600         Chillers                                                       05/30/2003
15650         Cooling Towers                                                 01/06/2003
15700         Heat Exchangers                                                05/30/2003
15720         Air Handling Units                                             05/30/2003
15810         Ducts                                                          05/30/2003
15820         Duct Accessories                                               05/30/2003
15850         Air Outlets and Inlets                                         01/06/2003
15950         Testing, Adjusting and Balancing                               05/30/2003



15990         Building System Controls                                       05/30/2003
15995         Control Sequences                                              01/06/2003
16010         Basic Electrical Requirements                                  05/30/2003
16100         Basic Materials and Methods                                    05/30/2003
16114         Cable Management Systems                                       05/30/2003
16130         Raceway & Boxes                                                05/30/2003
16140         Wiring Devices                                                 05/30/2003
16235         Standby Generator Sets                                         01/06/2003
16321         Dry Type Transformers                                          05/30/2003
16342         Medium Voltage Circuit Breaker Switchgear                      05/30/2003
16441         Switchboards                                                   05/30/2003
16442         Panelboards                                                    05/30/2003
16500         Lighting                                                       05/30/2003
16580         Dimming and Control                                            05/30/2003
16675         Transient Voltage Surge Suppressors                            05/30/2003
16721         Fire Alarm and Detection System                                05/30/2003
16727         Security Access System                                         05/30/2003
16742         Telecommunications Cabling and Pathways                        05/30/2003
16763         Night Club Integrated Audio Video System                       05/30/2003
16764         Conference Room Integrated Audio Video System                  05/30/2003
16770         Public Address/BGM System                                      05/30/2003
16771         Pool/Spa/Fitness Center Sound Reinforcement System             05/30/2003
16773         Grand Ballroom Sound Reinforcement System                      05/30/2003
16775         Convention Center Video Distribution System                    05/30/2003
16781         CATV Distribution                                              05/30/2003
16782         Closed Circuit Television System                               05/30/2003
16783         Satellite/CATV Distribution System                             05/30/2003
16787         Convention Center Low Voltage Control System                   05/30/2003
16788         Casino Low Voltage Control System                              05/30/2003







                                   DRAWING LOG

Sheet No.               Description                                             Date

E0.01               ELECTRICAL LEGENDS, FIXTURE SCHEDULE, AND WIRING CHART   05/30/2003
HS-1                OUTDOOR HYDROTHERAPY SPA LAYOUT/ PIPING PLAN SECTION     01/06/2003
SP-1                INDOOR SWIMMING POOL LAYOUT PLAN                         01/06/2003
SP-2                OUTDOOR SWIMMING POOL SECTIONS                           01/06/2003
SP-3                INDOOR SWIMMING POOL SECTIONS                            01/06/2003
SP-4                DETAILS                                                  01/06/2003
SP-5 .              DETAILS                                                  01/06/2003
SP-6                DETAILS                                                  01/06/2003
WF 10.3             ROBE LOUNGE FOUNTAINS - SYSTEM SCHEMATIC                 05/30/2003
WF 11.3             HEALTH SPA LOBBY FOUNTAIN - SYSTEM SCHEMATIC             05/30/2003
WF12.1              WATERGARDEN FOUNTAIN - PIPING PLAN                       05/30/2003
WF12.2              WATERGARDEN - UNDERWATER LIGHTING PLAN                   05/30/2003
WF12.3              WATERGARDEN FOUNTAIN - SYSTEM SCHEMATICS                 05/30/2003
WF18.1              POOL AND SPA DETAILS                                     05/30/2003
WF18.2              POOL AND SPA DETAILS                                     05/30/2003
WF 1.1              OUTDOOR POOL - PLAN REVIEW                               05/30/2003
WF1.2               OUTDOOR POOL - PIPING PLAN                               05/30/2003
WF 1.3              OUTDOOR POOL - UNDERWATER LIGHTING PLAN                  05/30/2003
WF 1.5              OUTDOOR POOL - SYSTEM SCHEMATIC                          05/30/2003
WF20.1              POOL AND SPA UNDERGROUND PIPING PLAN                     05/30/2003
WF20.2              POOL AND SPA MECHANICAL ROOM WALL PENETRATION ELEVATIONS 05/30/2003
WF20.3              POOL AND SPA MECHANICAL ROOM PLAN                        05/30/2003
WF21.1              POOL AND SPA MECHANICAL DETAILS                          05/30/2003
WF21.2              POOL AND SPA MECHANICAL DETAILS                          05/30/2003
WF21.3              POOL AND SPA MECHANICAL DETAILS                          05/30/2003
WF2.1               OUTDOOR WADING POOL - PLAN VIEW                          05/30/2003
WF2.2               OUTDOOR WADING POOL - PIPING PLAN                        05/30/2003
WF2.4               OUTDOOR WADING POOL SYSTEM SCHEMATIC                     05/30/2003
WF3.1               OUTDOOR HYDROTHERAPY SPA - PLAN REVIEW                   05/30/2003
WF3.2               OUTDOOR HYDROTHERAPY SPA - PIPING PLAN                   05/30/2003
WF3.3               OUTDOOR HYDROTHERAPY SPA - LIGHTING PLAN OUTDOOR
                    HYDROTHERAPY SPA - SYSTEM                                05/30/2003



WF3.5               SCHEMATIC                                                 05/30/2003
WF4.1               INDOOR POOL - PLAN VIEW                                   05/30/2003
WF4.2               INDOOR POOL - PIPING PLAN VIEW                            05/30/2003
WF4.3               INDOOR POOL - UNDERWATER LIGHTING PLAN                    05/30/2003
WF4.5               INDOOR POOL - SYSTEM SCHEMATIC                            05/30/2003
WF5.1               INDOOR HYPOTHERAPY SPA - PLAN VIEW                        05/30/2003
WF5.2               INDOOR HYPOTHERAPY SPA -PIPING PLAN VIEW                  05/30/2003
WF5.3               INDOOR HYPOTHERAPY SPA - UNDERWATER
                    LIGHTING PLAN VIEW                                        05/30/2003
WF5.5               INDOOR HYPOTHERAPY SPA - SYSTEM SCHEMATIC                 05/30/2003
WF6.1               HEALTH SPA WHIRLPOOL #1 - POOL PLAN VIEW                  05/30/2003
WF6.2               HEALTH SPA WHIRLPOOL #1 -PIPING PLAN                      05/30/2003
WF6.3               HEALTH SPA WHIRLPOOL #1- UNDERWATER                       05/30/2003
                    LIGHTING PLAN
WF6.5               HEALTH SPA WHIRLPOOL #1 - SYSTEM SCHEMATIC                05/30/2003
WF7.1               HEALTH SPA COLD PLUNGE #1 - POOL PLAN VIEW                05/30/2003
WF7.2               HEALTH SPA COLD PLUNGE # 1 - PIPING PLAN                  05/30/2003
WF7.3               HEALTH SPA COLD PLUNGE # 1 - UNDERWATER                   05/30/2003
                    LIGHTING PLAN
WF7.5               HEALTH SPA COLD PLUNGE # 1 -SYSTEM SCHEMATIC              05/30/2003
WF8.1               HEALTH SPA WHIRLPOOL #2 - POOL PLAN VIEW                  05/30/2003
WF8.2               HEALTH SPA WHIRLPOOL #2 - PIPING PLAN                     05/30/2003
WF8.3               HEALTH SPA WHIRLPOOL #2 - UNDERWATER LIGHTING PLAN        05/30/2003
WF8.5               HEALTH SPA WHIRLPOOL #2 - SYSTEM SCHEMATIC                05/30/2003
WF9.1               HEALTH SPA COLD PLUNGE #2 - POOL PLAN VIEW                05/30/2003
WF9.2               HEALTH SPA COLD PLUNGE #2 - PIPING PLAN                   05/30/2003
WF9.3               HEALTH SPA COLD PLUNGE #2 - UNDERWATER LIGHTING PLAN      05/30/2003
WF9.5               HEALTH SPA COLD PLUNGE #2 - SYSTEM SCHEMATIC              05/30/2003
WP-1                WADING POOL LAYOUT/ PIPING PLAN AND SECTIONS              01/06/2003
A0.00               COVER SHEET                                               05/30/2003
A0.01               DRAWING STANDARDS/GENERAL NOTES                           05/30/2003
A0.02               DRAWING SHEET INDEX                                       05/30/2003
A0.03               WALL TYPES                                                05/30/2003
A0.04               WALL TYPES                                                05/30/2003
A0.05               PROJECT WALL TYPES                                        05/30/2003



A0.06               MODEL PHOTOS                                             05/30/2003
A0.07               INTERIOR RENDERING                                       05/30/2003
A0.08               INT/EXT. RENDERING                                       05/30/2003
A1.20               OVERALL ARCHITECTURAL SITE PLAN                          05/30/2003
A1.21               ENLARGED ARCHITECTURAL SITE PLAN                         05/30/2003
A1.22               COMBINED UTILITY PLAN                                    02/28/2003
A1.23               COMBINED UTILITY PLAN - QUADRANT 1                       03/28/2003
A1.24               COMBINED UTILITY PLAN - QUADRANT 2                       02/28/2003
A1.25               COMBINED UTILITY PLAN - QUADRANT 3                       02/28/2003
A1.26               COMBINED UTILITY PLAN - QUADRANT 4                       02/28/2003
A2.00               OVERALL ORIENTATION BUILDING LAYOUT PLAN                 01/06/2003
A2.01               OVERALL ORIENTATION FLOOR PLAN - LEVEL l                 05/30/2003
A2.01.2             FLOOR PLAN - LEVEL 1 QUADRANT 2                          05/30/2003
A2.01.3             FLOOR PLAN - LEVEL 2, QUAD 1                             05/30/2003
A2.01.4             FLOOR PLAN - LEVEL 1, QUAD 4                             05/30/2003
A2.02               OVERALL ORIENTATION FLOOR PLAN - LEVEL 2                 04/15/2003
A2.02               OVERALL ORIENTATION FLOOR PLAN - LEVEL 2                 05/30/2003
A2.02.2             FLOOR PLAN - LEVEL 2, QUAD 2                             05/30/2003
A2.02.3             FLOOR PLAN - LEVEL 2, QUAD 3                             05/30/2003
A2.02.4             FLOOR PLAN - LEVEL 2, QUAD 4                             05/30/2003
A2.02.5             FLOOR PLAN - LEVEL 2, QUAD 5                             05/30/2003
A2.02.6             FLOOR PLAN - LEVEL 2, QUAD 6                             05/30/2003
A2.02.7             FLOOR PLAN - LEVEL 2, QUAD 7                             05/30/2003
A2.02.8             FLOOR PLAN LEVEL 2 - QUADRANT 4                          05/30/2003
A2.03               OVERALL ORIENTATION FLOOR PLAN - LEVEL 3                 05/30/2003
A2.03.1             FLOOR PLAN - LEVEL 3, QUAD l                             05/30/2003
A2.03.2             FLOOR PLAN - LEVEL 3, QUAD 2                             05/30/2003
A2.033              FLOOR PLAN - LEVEL 3, QUAD 3                             05/30/2003
A2.03.4             FLOOR PLAN - LEVEL 3, QUAD 4                             05/30/2003
A2.03.5             FLOOR PLAN - LEVEL 3, QUAD 5                             05/30/2003
A2.03.6             FLOOR PLAN - LEVEL 3, QUAD 6                             05/30/2003
A2.03.7             FLOOR PLAN - LEVEL 3, QUAD 7                             05/30/2003
A2.03.8             FLOOR PLAN LEVEL 3 - QUADRANT 8                          05/30/2003
A2.04               OVERALL ORIENTATION FLOOR PLAN - LEVEL 4                 05/30/2003
A2.04.1             FLOOR PLAN - LEVEL 4, QUAD 1                             05/30/2003
A2.04.2             FLOOR PLAN - LEVEL4, QUAD 2                              05/30/2003
A2.04.3             FLOOR PLAN - LEVEL 4, QUAD 3                             05/30/2003
A2.04.4             FLOOR PLAN - LEVEL 4, QUAD 4                             05/30/2003
A2.04.5             FLOOR PLAN - LEVEL 4, QUAD 5                             05/30/2003
A2.04.6             FLOOR PLAN - LEVEL 4, QUAD 6                             05/30/2003
A2.04.7             FLOOR PLAN - LEVEL 4, QUAD 7                             05/30/2003



A2.04.8             FLOOR PLAN LEVEL 4 - QUADRANT 8                          05/30/2003
A2.05               OVERALL ORIENTATION FLOOR PLAN - LEVEL 5                 05/30/2003
A2.05.1             FLOOR PLAN - LEVEL 5, QUAD 1                             05/30/2003
A2.05.2             FLOOR PLAN - LEVEL 5, QUAD 2                             05/30/2003
A2.05.3             FLOOR PLAN - LEVEL 5, QUAD 3                             05/30/2003
A2.05.4             FLOOR PLAN - LEVEL 5, QUAD 4                             05/30/2003
A2.05.5             FLOOR PLAN - LEVEL 5, QUAD 5                             05/30/2003
A2.05.6             FLOOR PLAN - LEVEL 5, QUAD 6                             05/30/2003
A2.05.7             FLOOR PLAN - LEVEL 5, QUAD 7                             05/30/2003
A2.05.8             FLOOR PLAN LEVEL 5 - QUADRANT 8                          05/30/2003
A2.06               OVERALL ORIENTATION FLOOR PLAN - LEVEL 6                 05/30/2003
A2.06.1             FLOOR PLAN - LEVEL 6, QUAD 1                             05/30/2003
A2.06.2             FLOOR PLAN - LEVEL 6, QUAD 2                             05/30/2003
A2.06.3             FLOOR PLAN - LEVEL 6, QUAD 3                             05/30/2003
A2.06.4             FLOOR PLAN - LEVEL 6, QUAD 4                             05/30/2003
A2.07               OVERALL ORIENTATION FLOOR PLAN - LEVEL 7                 05/30/2003
A2.07.1             FLOOR PLAN - LEVEL 7, QUAD 1                             05/30/2003
A2.07.2             FLOOR PLAN -LEVEL 7, QUAD 2                              05/30/2003
A2.07.3             FLOOR PLAN LEVEL 7 - QUADRANT 3                          05/30/2003
A2.07.4             FLOOR PLAN LEVEL 7 - QUADRANT 4                          05/30/2003
A2.08               OVERALL ORIENTATION FLOOR PLAN - LEVEL 8                 05/30/2003
A2.08.1             FLOOR PLAN - LEVEL 8, QUAD 1                             05/30/2003
A2.08.2             FLOOR PLAN - LEVEL 8, QUAD 2                             05/30/2003
A2.09               OVERALL ORIENTATION FLOOR PLAN LEVEL 9 MECHANICAL FLOORS 05/30/2003
A2.09.1             FLOOR PLAN LEVEL 9 - QUADRANT 1                          05/30/2003
A2.09.1             FLOOR PLAN LEVEL 9 - QUADRANT 1                          04/15/2003
A2.09.2             FLOOR PLAN LEVEL 9 - QUADRANT 2                          05/30/2003
A2.09.9             TRUSS CONFIGURATION DETAILS                              03/17/2003
A2.10               ENLARGED RESTROOM FLOOR PLAN - LEVEL TWO                 01/06/2003
A2.11               ENLARGED RESTROOM FLOOR PLAN - LEVEL THREE               01/06/2003
A2.12               ENLARGED RESTROOM FLOOR PLAN - LEVEL THREE               01/06/2003
A2.14               ENLARGED RESTROOM FLOOR PLAN - LEVEL FOUR                01/06/2003
A2.15               ENLARGED RESTROOM FLOOR PLAN - LEVEL FOUR                01/06/2003
A2.16               ENLARGED RESTROOM FLOOR PLAN - LEVEL FIVE                01/06/2003
A2.17               ENLARGED RESTROOM FLOOR PLAN - LEVEL FIVE                01/06/2003



A2.18               ENLARGED RESTROOM FLOOR PLAN - LEVEL FIVE                01/06/2003
A2.20               ENLARGED RESTROOM FLOOR PLAN - LEVEL FIVE                05/30/2003
A2.21               ENLARGED RESTROOM FLOOR PLAN - LEVEL FIVE                05/30/2003
A2.22               ENLARGED RESTROOM FLOOR PLAN - LEVEL FIVE                05/30/2003
A2.23               ENLARGED RESTROOM FLOOR PLAN - LEVEL FIVE                05/30/2003
A2.24               ENLARGED GUEST ROOM FLOOR PLAN, CEILING PLAN, ELEVATIONS
                    - TYPE G                                                 05/30/2003
A2.25               ENLARGED GUEST ROOM FLOOR PLAN, CEILING PLAN, ELEVATIONS
                    - TYPE H                                                 05/30/2003
A2.26               ENLARGED GUEST ROOM FLOOR PLAN, CEILING PLAN, ELEVATIONS
                    - TYPE J                                                 05/30/2003
A2.27               ENLARGED GUEST ROOM FLOOR PLAN, CEILING PLAN, ELEVATIONS
                    - TYPE K                                                 05/30/2003
A2.30               ENLARGED RESTROOM FLOOR PLANS, ELEVATIONS - LEVEL TWO    05/30/2003
A2.31               ENLARGED RESTROOM FLOOR PLAN, ELEVATION - LEVEL FOUR     05/30/2003
A2.32               ENLARGED RESTROOM FLOOR PLAN, ELEVATION - LEVEL FOUR     05/30/2003
A2.33               ENLARGED RESTROOM FLOOR PLAN, ELEVATION - LEVEL FIVE     05/30/2003
A2.34               ENLARGED RESTROOM FLOOR PLAN, ELEVATIONS - LEVEL FIVE    05/30/2003
A2.35               ENLARGED RESTROOM FLOOR PLAN, ELEVATION - LEVEL FIVE     05/30/2003
A2.36               ENLARGED RESTROOM FLOOR PLAN, ELEVATION - LEVEL FIVE     05/30/2003
A2.37               ENLARGED RESTROOM FLOOR PLAN, ELEVATION - LEVEL FIVE     05/30/2003
A2.38               ENLARGED RESTROOM FLOOR PLANS, ELEVATIONS - LEVEL FIVE   05/30/2003
A2.39               ENLARGED RESTROOM FLOOR PLANS, ELEVATIONS - LEVEL FIVE   05/30/2003
A2.40               ENLARGED RESTROOM FLOOR PLANS, ELEVATIONS - LEVEL FIVE   05/30/2003
A2.41               ENLARGED RESTROOM FLOOR PLANS, ELEVATIONS - LEVEL FIVE   05/30/2003
A2.90               ORIENTATION ROOF PLAN                                    05/30/2003
A2.90.1             ENLARGED ROOF PLAN - QUADRANT 1                          05/30/2003
A2.90.2             ENLARGED ROOF PLAN - QUADRANT TWO                        05/30/2003



A2.90.9             TRUSS CONFIGURATION DETAILS                              03/17/2003

A3.01               OVERALL ORIENTATION REFLECTED CEILING PLAN - LEVEL 1     05/30/2003
A3.01.3             REFLECTED CEILING PLAN - LEVEL 1, QUAD 3                 05/30/2003
A3.01.4             REFLECTED CEILING PLAN - LEVEL 1, QUAD 4                 05/30/2003
A3.02               OVERALL ORIENTATION REFLECTED CEILING PLAN - LEVEL 2     05/30/2003
A3.02.2             REFLECTED CEILING PLAN - LEVEL 2, QUAD 2                 05/30/2003
A3.02.3             REFLECTED CEILING PLAN - LEVEL 2, QUAD 3                 05/30/2003
A3.02.4             REFLECTED CEILING PLAN - LEVEL 2, QUAD 4                 05/30/2003
A3.02.5             REFLECTED CEILING PLAN - LEVEL 2, QUAD 5                 05/30/2003
A3.02.6             REFLECTED CEILING PLAN - LEVEL 2, QUAD 6                 05/30/2003
A3.02.7             REFLECTED CEILING PLAN - LEVEL 2, QUAD 7                 05/30/2003
A3.03               OVERALL ORIENTATION REFLECTED CEILING PLAN - LEVEL 3     05/30/2003
A3.03.1             REFLECTED CEILING PLAN - LEVEL 3, QUAD 1                 01/06/2003
A3.03.2             REFLECTED CEILING PLAN - LEVEL 3, QUAD 2                 05/30/2003
A3.03.3             REFLECTED CEILING PLAN - LEVEL 3, QUAD 3                 05/30/2003
A3.03.4             REFLECTED CEILING PLAN - LEVEL 3, QUAD 4                 05/30/2003
A3.03.5             REFLECTED CEILING PLAN - LEVEL 3, QUAD 5                 05/30/2003
A3.03.6             REFLECTED CEILING PLAN - LEVEL 3, QUAD 6                 05/30/2003
A3.03.7             REFLECTED CEILING PLAN - LEVEL 3, QUAD 7                 05/30/2003
A3.04               OVERALL ORIENTATION REFLECTED CEILING PLAN - LEVEL 4     05/30/2003
A3.04.1             REFLECTED CEILING PLAN - LEVEL 4, QUAD 1                 05/30/2003
A3.04.2             REFLECTED CEILING PLAN - LEVEL 4, QUAD 2                 05/30/2003
A3.04.3             REFLECTED CEILING PLAN - LEVEL 4, QUAD 3                 05/30/2003
A3.04.4             REFLECTED CEILING PLAN - LEVEL 4, QUAD 4                 05/30/2003
A3.04.5             REFLECTED CEILING PLAN - LEVEL 4, QUAD 5                 05/30/2003
A3.04.6             REFLECTED CEILING PLAN - LEVEL 4, QUAD 6                 05/30/2003
A3.04.7             REFLECTED CEILING PLAN - LEVEL 4, QUAD 7                 05/30/2003
A3.05               OVERALL ORIENTATION REFLECTED CEILING PLAN - LEVEL 5     05/30/2003
A3.05.1             REFLECTED CEILING PLAN - LEVEL 5, QUAD 1                 05/30/2003
A3.05.2             REFLECTED CEILING PLAN - LEVEL 5, QUAD 2                 05/30/2003
A3.05.3             REFLECTED CEILING PLAN - LEVEL 5, QUAD 3                 05/30/2003
A3.05.4             REFLECTED CEILING PLAN - LEVEL 5, QUAD 4                 05/30/2003
A3.05.5             REFLECTED CEILING PLAN - LEVEL 5, QUAD 5                 05/30/2003
A3.05.6             REFLECTED CEILING PLAN - LEVEL 5, QUAD 6                 05/30/2003
A3.05.7             REFLECTED CEILING PLAN - LEVEL 5, QUAD 7                 05/30/2003
A3.06               OVERALL ORIENTATION REFLECTED CEILING PLAN - LEVEL 6     05/30/2003
A3.06.1             REFLECTED CEILING PLAN - LEVEL 6, QUAD 1                 05/30/2003
A3.06.2             REFLECTED CEILING PLAN - LEVEL 6, QUAD 2                 05/30/2003
A3.06.3             REFLECTED CEILING PLAN - LEVEL 6, QUAD 3                 05/30/2003



A3.06.4             REFLECTED CEILING PLAN - LEVEL 6, QUAD 4                 05/30/2003
A3.07               OVERALL ORIENTATION REFLECTED CEILING PLAN - LEVEL 7     05/30/2003
A3.07.1             REFLECTED CEILING PLAN - LEVEL 7, QUAD 1                 05/30/2003
A3.07.2             REFLECTED CEILING PLAN - LEVEL 7, QUAD 2                 05/30/2003
A3.08               OVERALL ORIENTATION REFLECTED CEILING PLAN - LEVEL 8     05/30/2003
A3.08.1             REFLECTED CEILING PLAN - LEVEL 8, QUAD 1                 05/30/2003
A3.08.2             REFLECTED CEILING PLAN - LEVEL 8, QUAD 2                 05/30/2003
A3.41               STAIR TOWER 4 - EXTERIOR ELEVATIONS                      04/15/2003
A3.42               STAIR TOWER 4 - SOUTH ELEVATION                          04/15/2003
A3.43               BUILDING SECTIONS                                        04/15/2003
A4.01               BUILDING ELEVATIONS                                      04/15/2003
A4.01               BUILDING ELEVATIONS                                      05/30/2003
A4.02               PARTIAL ENLARGED BUILDING ELEVATIONS                     01/06/2003
A4.03               PARTIAL ENLARGED BUILDING ELEVATIONS                     01/06/2003
A4.04               PARTIAL ENLARGED BUILDING ELEVATIONS                     01/06/2003
A4.05               PARTIAL ENLARGED BUILDING ELEVATIONS                     01/06/2003
A4.21               STAIR TOWER 6 - EXTERIOR ELEVATIONS                      05/30/2003
A4.22               STAIR TOWER 6 - SOUTH ELEVATION                          05/30/2003
A4.23               BUILDING SECTIONS                                        05/30/2003
A4.24               WALL SECTIONS                                            05/30/2003
A4.25               WALL SECTIONS                                            05/30/2003
A4.31               STAIR TOWER 5 - EXTERIOR ELEVATIONS                      05/30/2003
A4.32               STAIR TOWER 5 - SOUTH ELEVATION                          05/30/2003
A4.33               BUILDING SECTIONS                                        05/30/2003
A4.34               WALL SECTIONS                                            05/30/2003
A4.35               WALL SECTIONS                                            05/30/2003
A4.41               STAIR TOWER 4 - EXTERIOR ELEVATIONS                      05/30/2003
A4.42               STAIR TOWER 4 - SOUTH ELEVATION                          05/30/2003
A4.43               BUILDING SECTIONS                                        05/30/2003
A4.44               WALL SECTIONS                                            05/30/2003
A4.45               WALL SECTIONS                                            05/30/2003
A4.51               STAIR TOWER 3 - EXTERIOR ELEVATIONS                      05/30/2003
A4.52               STAIR TOWER 3 - SOUTH ELEVATIONS                         05/30/2003
A4.53               BUILDING SECTIONS                                        05/30/2003
A4.54               WALL SECTIONS                                            05/30/2003
A4.54               WALL SECTIONS                                            05/30/2003
A4.55               WALL SECTIONS                                            05/30/2003
A4.61               STAIR TOWER 2 - EXTERIOR ELEVATIONS                      05/30/2003
A4.62               STAIR TOWER 2 - SOUTH ELEVATIONS                         05/30/2003
A4.63               BUILDING SECTIONS                                        05/30/2003
A4.64               WALL SECTIONS                                            05/30/2003
A4.65               WALL SECTIONS                                            05/30/2003
A4.71               STAIR TOWER 1 - EXTERIOR ELEVATIONS                      05/30/2003
A4.72               STAIR TOWER 1 - SOUTH ELEVATION                          05/30/2003



A4.73               BUILDING SECTION                                         05/30/2003
A4.74               WALL SECTIONS                                            05/30/2003
A4.75               WALL SECTIONS                                            05/30/2003
A4.81               HOTEL BUTTRESS ELEVATIONS                                05/30/2003
A4.82               HOTEL BUTTRESS ELEVATIONS                                05/30/2003
A4.83               HOTEL BUTTRESS ELEVATIONS                                05/30/2003
A4.84               HOTEL BUTTRESS ELEVATIONS                                05/30/2003
A4.85               HOTEL BUTTRESS ELEVATIONS                                05/30/2003
A5.01               BUILDING SECTIONS                                        05/30/2003
A5.02               BUILDING SECTION                                         05/30/2003
A5.03               BUILDING SECTIONS GRAND HALL                             01/06/2003
A5.04               DESIGN DETAILS WATER GARDEN                              01/06/2003
A5.05               DESIGN DETAIL ENTRY PLAZA SCULPTURE                      01/06/2003
A5.06               HOTEL SECTIONS                                           01/06/2003
A5.07               STAIR TOWER SECTIONS                                     01/06/2003
A5.08               WALL SECTIONS ADMINISTRATION                             01/06/2003
A5.09               WALL SECTIONS CASINO                                     01/06/2003
A5.10               WALL SECTION CONVENTION CENTER AND CASINO                01/06/2003
A5.11               WALL SECTIONS HOTEL                                      01/06/2003
A5.21               WALL SECTIONS - BUS ENTRY                                05/30/2003
A5.22               WALL SECTIONS - BUS ENTRY                                05/30/2003
A5.41               CASINO PLAN AND ELEVATIONS                               05/30/2003
A5.42               CASINO BUTTRESS SPORTS BAR ROOF                          05/30/2003
A5.43               CASINO ROOF PLAN AND SECTIONS                            05/30/2003
A5.44               CASINO SECTIONS                                          05/30/2003
A5.45               CASINO ELEVATION AND SECTIONS                            05/30/2003
A5.51               CONVENTION CENTER PLAN AND ELEVATIONS                    05/30/2003
A5.52               CONVENTION BUTTRESS AND ROOF                             05/30/2003
A5.53               CONVENTION BUTTRESS AND SECTIONS                         05/30/2003
A5.54               CONVENTION CENTER ROOF PLAN AND SECTIONS                 05/30/2003
A5.55               CONVENTION CENTER SECTIONS                               05/30/2003
A5.61               EAST ELEVATION ADMIN AND PARKING GARAGE                  05/30/2003
A5.62               ADMIN WALL SECTIONS                                      05/30/2003
A5.63               ADMIN SECTIONS                                           05/30/2003
A5.64               GARAGE EAST ELEVATIONS AND SECTIONS                      05/30/2003
A5.66               GARAGE ELEVATION                                         05/30/2003
A5.67               GARAGE PANEL ELEVATIONS                                  05/30/2003
A5.68               GARAGE PANEL ELEVATIONS                                  05/30/2003
A5.71               GALLERY                                                  05/30/2003
A5.72               GALLERY                                                  05/30/2003
A5.73               GALLERY                                                  05/30/2003
A5.74               GALLERY SECTIONS                                         05/30/2003
A5.75               GALLERY SECTIONS                                         05/30/2003



A5.76               PORTE COCHERE SECTIONS                                   05/30/2003
A5.77               DESIGN DETAILS ENTRY PLAZA SCULPTURE                     04/15/2003
A5.78               SECTIONS - ENTRY PLAZA SCULPTURE                         05/30/2003
A5.79               SECTIONS ENTRY PLAZA SCULPTURE                           05/30/2003
A5.81               GRAND HALL                                               05/30/2003
A5.82               GRAND HALL BUILDING SECTIONS                             05/30/2003
A5.83               GRAND HALL WALL SECTIONS                                 05/30/2003
A5.84               GRAND HALL WALL SECTIONS                                 05/30/2003
A5.85               EXTERIOR WATER GARDEN                                    05/30/2003
A5.86               EXTERIOR WATER GARDEN SECTIONS                           05/30/2003
A6.11               ENLARGED STAIR PLAN AND SECTION 1&2                      05/30/2003
A6.12               ENLARGED STAIR PLAN AND SECTION 3&4                      05/30/2003
A6.13               ENLARGED STAIR PLAN AND SECTION 5&6                      05/30/2003
A6.14               ENLARGED STAIR PLAN AND SECTION 7&8                      05/30/2003
A6.15               ENLARGED STAIR PLAN AND SECTION 9&10                     05/30/2003
A6.16               ENLARGED STAIR PLAN AND SECTIONS STAIR #6                05/30/2003
A6.17               ENLARGED STAIR PLAN AND SECTIONS #7                      05/30/2003
A6.18               ENLARGED STAIR PLAN AND SECTION #8                       05/30/2003
A6.19               ENLARGED STAIR PLAN AND SECTIONS #9                      05/30/2003
A6.20               ENLARGED STAIR PLAN AND SECTIONS # 11                    05/30/2003
A6.21               ENLARGED STAIR PLAN AND SECTIONS #12                     05/30/2003
A6.22               ENLARGED STAIR PLAN AND SECTIONS GRAND HALL              05/30/2003
A6.23               ENLARGED STAIR PLAN AND SECTIONS GRAND HALL              05/30/2003
A6.24               ENLARGED STAIR PLAN AND SECTIONS 414                     05/30/2003
A6.25               ENLARGED STAIR PLAN AND SECTIONS #15 AND #16             05/30/2003
A6.31               ENLARGED ELEVATOR PLAN AND SECTION 1&2                   04/15/2003
A6.32               ENLARGED ELEVATOR PLAN AND SECTION 3&4                   04/15/2003
A6.33               ENLARGED ELEVATOR PLAN AND SECTION 5&6                   04/15/2003
A6.34               ENLARGED ELEVATOR PLAN AND SECTIONS - ELEVATOR SHAFT 3
A6.34               ENLARGED ELEVATOR PLAN AND SECTIONS - ELEVATOR SHAFT 3   04/15/2003
A6.41               ENLARGED ELEVATOR PLAN AND SECTIONS - ELEVATOR SHAFT 4   04/15/2003
A6.42               ENLARGED ELEVATOR PLAN AND SECTIONS - ELEVATOR SHAFT 6   04/15/2003
A7.16.01            INTERIOR ELEVATIONS - GUEST ROOM CORRIDORS               05/30/2003
A7.12.01            FLOOR PLAN - LEVEL 2, HEALTH CLUB/SPA                    05/30/2003
                    RECEPTION & SALON
A7.12.03            ENLARGED SINKS/WET GROOM COMPONENT PLANS - LEVEL 2       05/30/2003



A7.12.04            ENLARGED DRY GROOM COMPONENT PLANS - LEVEL 2             05/30/2003
A7.12.05            ENLARGED  FAMILY  RESTROOM/LOCKERS   COMPONENT  PLANS  - 05/30/2003
                    LEVEL 2
A7.12.06            REFLECTED  CEILING  PLAN  -  LEVEL  TWO  HEALTH  CLUB/SPA 05/30/2003
                    RECEPTION AND SALON
A7.12.07            INTERIOR ELEVATIONS HEALTH CLUB                           05/30/2003
A7.12.08            INTERIOR ELEVATIONS HEALTH CLUB                           05/30/2003
A7.12.15            INTERIOR  ELEVATIONS  - LEVEL  TWO - SPA  RECEPTION  AREA 05/30/2003
                    SALON
A7.12.30            FLOOR  FINISH  PLAN  -  LEVEL  TWO -  HEALTH  CLUB  / SPA 05/30/2003
                    RECEPTION AND SALON
A7.13.01            FLOOR PLAN - LEVEL 3 SPA                                  05/30/2003
A7.13.02            ENLARGED  RESTROOM FLOOR PLANS,  ELEVATIONS & RCP - LEVEL 05/30/2003
                    THREE SPA
A7.13.03            ENLARGED  STEAM ROOM,  FLOOR  PLANS,  ELEVATIONS  & RCP - 05/30/2003
                    LEVEL 3 SPA
A7.13.05            ENLARGED COUPLES  TREATMENT ROOM FLOOR PLANS,  ELEVATIONS 05/30/2003
                    & RCP - LEVEL THREE - SPA
A7.13.06            REFLECTED CEILING PLAN LEVEL THREE SPA                    05/30/2003
A7.13.07            INTERIOR ELEVATIONS SPA                                   05/30/2003
A7.13.08            INTERIOR ELEVATIONS - LEVEL THREE SPA                     05/30/2003
A7.13.20            FLOOR FINISH PATTERN PLAN - LEVEL THREE SPA               05/30/2003
A7.15.01            FLOOR PLAN RCP INTERIOR ELEVATIONS, RETAIL AREA -LEVEL 5  05/30/2003
A7.15.02            INTERIOR ELEVATIONS, RETAIL AREA - LEVEL 5.               05/30/2003
A7.15.21            FLOOR PLAN, RCP, GRAND HALL - LEVEL 5                     05/30/2003
A7.15.22            FLOOR  PLAN,  RCP,  ELEVATIONS  QUIET  LOUNGE  AND  VISTA 05/30/2003
                    LOUNGE - LEVEL 5
A7.15.23            FLOOR  FINISH  PLAN - QUIET  LOUNGE AND VISTA  LOUNGE AND 05/30/2003
                    ELEVATOR ELEVATIONS - LEVEL 5
A7.15.24            ENLARGED FIREPLACE COMPONENT PLANS QUIET LOUNGES          05/30/2003
A7.15.25            INTERIOR ELEVATIONS - LEVEL 5
A7.15.25            INTERIOR ELEVATIONS - LEVEL 5 GRAND HALL                  05/30/2003
A7.15.27            INTERIOR ELEVATIONS - PHONE AREA AND CORRIDOR             05/30/2003
A7.15.28            FLOOR FINISH PLAN - LEVEL 5 - GRAND HALL                  05/30/2003
A7.15.31            ENLARGED PLAN AT CASINO                                   05/30/2003
A7.15.32            ENLARGED RCP AT CASINO                                    05/30/2003
A7.15.33            CASINO RCP SECTIONS                                       05/30/2003
A7.15.33            CASINO RCP SECTIONS                                       05/30/2003



A7.15.34            CASINO RCP SECTIONS                                        05/30/2003
A7.15.35            CASINO RCP SECTIONS                                        05/30/2003
A7.15.36            CASINO RCP SECTIONS                                        05/30/2003
A7.15.37            INTERIOR ELEVATIONS CASINO                                 05/30/2003
A7.15.47            INTERIOR ELEVATIONS - HIGH LIMITS                          05/30/2003
A7.15.48            INTERIOR ELEVATIONS - HIGH LIMITS                          05/30/2003
A7.15.51            FLOOR PLAN,  RCP,  AND  INTERIOR  ELEVATIONS - SPORTS BAR  05/30/2003
                    55-11
A7.15.52            FINISH FLOOR PLAN SPORTS BAR 55-11                         05/30/2003
A7.15.53            INTERIOR ELEVATIONS - NIGHT CLUB                           05/30/2003
A7.15.64            INTERIOR ELEVATIONS - CONVENTION CENTER                    05/30/2003
A7.15.65            INTERIOR ELEVATIONS - CONVENTION CENTER                    05/30/2003
A7.15.68            FLOOR FINISH PLAN - LEVEL 5 - CONVENTION CENTER            05/30/2003
A7.16.05            INTERIOR ELEVATIONS - COAT ROOM                            05/30/2003
A7.16.06            INTERIOR ELEVATIONS AND FLOOR PLAN - BUSINESS OFFICE       05/30/2003
A7.16.11            INTERIOR ELEVATIONS - GALLERY                              05/30/2003
A7.16.12            INTERIOR ELEVATIONS - GALLERY CONVENTION CENTER            05/30/2003
A7.16.20            FLOOR FINISH PATTERN PLAN - LEVEL FIVE -                   05/30/2003
                    GALLERY
A7.17.01            CABINET SCHEDULE                                           05/30/2003
A8.03.01            CONCRETE DETAILS                                           05/30/2003
A8.05.01            STEEL DETAILS: TYP STAIR DETAILS                           03/17/2003
A8.05.01            STEEL DETAILS: TYPICAL STAIR DETAILS                       05/30/2003
A8.05.01            STEEL DETAIL: TYPICAL STAIR DETAILS                        05/30/2003
A8.05.02            STEEL DETAILS - TYPICAL STAIR DETAILS                      04/15/2003
A8.07.01            PROJECT DETAILS                                            05/30/2003
A8.07.02            PROJECT DETAILS                                            05/30/2003
A8.07.03            PROJECT DETAILS                                            05/30/2003
A8.07.04            PROJECT DETAILS                                            05/30/2003
A8.07.05            PROJECT DETAILS                                            04/15/2003
A8.07.06            PROJECT DETAILS                                            05/30/2003
A8.07.07            PROJECT DETAILS                                            05/30/2003
A8.08.01.           METAL DOORS AND FRAMES                                     05/30/2003
A8.08.02            DOOR DETAILS                                               05/30/2003
A8.08.03            DOOR DETAILS                                               05/30/2003
A8.09.31            SOFFIT DETAILS                                             05/30/2003
A8.09.32            SOFFIT DETAILS                                             05/30/2003
A8.14.01            ELEVATOR DETAILS                                           05/30/2003
A9.01               PROJECT DOOR SCHEDULE                                      05/30/2003
A9.05               WINDOW TYPES                                               05/30/2003
A9.06               WINDOW TYPES                                               05/30/2003
A9.31               PLUMBING AND TOILET ACCESSORY SCHEDULE                     05/30/2003



A9.41               BACK OF HOUSE ROOM FINISH SCHEDULE                         05/30/2003
A9.42               BACK OF HOUSE ROOM FINISH SCHEDULE                         05/30/2003
A9.43               BACK OF HOUSE ROOM FINISH SCHEDULE                         05/30/2003
A9.44               BACK OF HOUSE ROOM FINISH SCHEDULE                         05/30/2003
A9.45               BACK OF HOUSE ROOM FINISH SCHEDULE AND CABINET SCHEDULE    05/30/2003
A10.01              EQUIPMENT PLAN - LEVEL 1                                   01/06/2003
A10.01.3            SLAB PLAN LEVEL 1 - QUADRANT 3                             05/30/2003
A10.01.4            SLAB PLAN LEVEL 1 - QUADRANT 3                             05/30/2003
                    SLAB PLAN LEVEL 1 - QUADRANT 3
A10.02              EQUIPMENT PLAN - LEVEL 2                                   01/06/2003
A10.02.2            SLAB PLAN LEVEL 2 - QUADRANT 2                             05/30/2003
A10.02.3            SLAB PLAN LEVEL 2 - QUADRANT 3                             05/30/2003
A10.02.4            SLAB PLAN LEVEL 2 - QUADRANT 4                             05/30/2003
A10.02.5            SLAB PLAN LEVEL 2 - QUADRANT 5                             05/30/2003
A10.02.6            SLAB PLAN LEVEL 2 - QUADRANT 6                             05/30/2003
A10.02.6            SLAB PLAN LEVEL 2 - QUADRANT 6                             04/15/2003
A10.02.7            SLAB PLAN LEVEL 2 - QUADRANT 6                             05/30/2003
A10.02.8            SLAB PLAN LEVEL 2 - QUADRANT 8                             05/30/2003
A10.03              EQUIPMENT PLAN - LEVEL 3                                   04/15/2003
A10.03.1            SLAB PLAN LEVEL 3 - QUADRANT 1                             05/30/2003
A10.03.2            SLAB PLAN LEVEL 3 - QUADRANT 2                             05/30/2003
A10.03.3            SLAB PLAN LEVEL 3 - QUADRANT 3                             05/30/2003
A10.03.4            SLAB PLAN LEVEL 3 - QUADRANT 4                             05/30/2003
A10.03.5            SLAB PLAN LEVEL 3 - QUADRANT 5                             05/30/2003
A10.03.6            SLAB PLAN LEVEL 3 - QUADRANT 6                             05/30/2003
A10.03.7            SLAB PLAN LEVEL 3 - QUADRANT 7                             05/30/2003
A10.03.8            SLAB PLAN LEVEL 3 - QUADRANT 8                             05/30/2003
A10.04              EQUIPMENT PLAN - LEVEL 4                                   01/06/2003
A10.04.1            SLAB PLAN LEVEL 4 - QUADRANT 1                             05/30/2003
A10.04.2            SLAB PLAN LEVEL 4 - QUADRANT 2                             05/30/2003
A10.04.3            SLAB PLAN LEVEL 4 - QUADRANT 3                             05/30/2003
A10.04.4            SLAB PLAN LEVEL 4 - QUADRANT 4                             05/30/2003
A10.04.5            SLAB PLAN LEVEL 4 - QUADRANT 5                             05/30/2003
A10.04.6            SLAB PLAN LEVEL 4 - QUADRANT 6                             05/30/2003
A10.04.7            SLAB PLAN LEVEL 4 - QUADRANT 7                             05/30/2003
A10.04.8            SLAB PLAN LEVEL 4 - QUADRANT 8                             05/30/2003
A10.05              EQUIPMENT PLAN - LEVEL 5                                   01/06/2003
A10.05.1            SLAB PLAN LEVEL 5 - QUADRANT 1                             05/30/2003
A10.05.2            SLAB PLAN-LEVELS, QUADRANT 2                               05/30/2003
A10.05.3            SLAB PLAN LEVEL 5 - QUADRANT 3                             05/30/2003
A10.05.             SLAB PLAN LEVEL 5 - QUADRANT 4                             05/30/2003
A10.05.5            SLAB PLAN LEVEL 5 - QUADRANT 5                             05/30/2003
A10.05.6            SLAB PLAN LEVEL 5 - QUADRANT 6                             05/30/2003
A 10.05.7           SLAB PLAN LEVEL 5 - QUADRANT 7                             05/30/2003
A10.05.8            SLAB PLAN LEVEL 5 - QUADRANT 8                             05/30/2003



A10.06              EQUIPMENT PLAN - LEVEL 6                                04/15/2003
A10.06.1            SLAB PLAN LEVEL 6 - QUADRANT 1                          05/30/2003
A10.06.2            SLAB PLAN LEVEL 6 - QUADRANT 2                          05/30/2003
A10.06.3            SLAB PLAN LEVEL 6 - QUADRANT 3                          05/30/2003
A10.06.4            SLAB PLAN LEVEL 6 - QUADRANT 4                          05/30/2003
A10.07              EQUIPMENT PLAN - LEVEL 7                                01/06/2003
A10.07.1            SLAB PLAN LEVEL 7 - QUADRANT 1                          05/30/2003
A10.07.2            SLAB PLAN LEVEL 7 - QUADRANT 2                          05/30/2003
A10.07.3            SLAB PLAN LEVEL 7 - QUADRANT 3                          05/30/2003
A10.07.4            SLAB PLAN LEVEL 7 - QUADRANT 4                          05/30/2003
A10.08              EQUIPMENT PLAN - LEVEL 8                                01/06/2003
A10.08.1            SLAB PLAN LEVEL 8 - QUADRANT 1                          05/30/2003
A10.08.2            SLAB PLAN LEVEL 8 - QUADRANT 2                          05/30/2003
A10.09.1            SLAB PLAN LEVEL 9 - QUADRANT 1                          05/30/2003
A10.09.2            SLAB PLAN LEVEL 9 - QUADRANT 2                          05/30/2003
AV0.01              LEGEND AND DRAWING LIST                                 05/30/2003
AV2.01.4            FLOOR PLAN LEVEL 1 - QUADRANT 4                         01/06/2003
AV2.02.2            FLOOR PLAN LEVEL 2 - QUADRANT 2                         05/30/2003
AV2.02.3            FLOOR PLAN LEVEL 2 - QUADRANT                           05/30/2003
AV2.02.6            AUDIO VIDEO FLOOR PLAN LEVEL 2 / QUADRANT 6             05/30/2003
AV2.02.7            FLOOR PLAN LEVEL 2 - QUADRANT 7                         05/30/2003
AV2.03.1            FLOOR PLAN LEVEL 3 - QUADRANT 1                         01/06/2003
AV2.03.1            FLOOR PLAN LEVEL 3 - QUADRANT 1                         01/06/2003
AV2.03.2            FLOOR PLAN LEVEL 3 - QUADRANT 2                         05/30/2003
AV2.03.3            FLOOR PLAN LEVEL 3 - QUADRANT 3                         01/06/2003
AV2.03.4            FLOOR PLAN LEVEL 3 - QUADRANT 4                         05/30/2003
AV2.03.7            FLOOR PLAN LEVEL 3 - QUADRANT 7                         05/30/2003
AV2.04.2            FLOOR PLAN LEVEL 4 - QUADRANT 2                         05/30/2003
AV2.04.3            FLOOR PLAN LEVEL 4 - QUADRANT 3                         05/30/2003
AV2.04.4            FLOOR PLAN LEVEL 4 - QUADRANT 4                         05/30/2003
AV2.04.6            FLOOR PLAN LEVEL 4 - QUADRANT 6                         01/06/2003
AV2.04.7            FLOOR PLAN LEVEL 4 - QUADRANT 7                         05/30/2003
AV2.05.1            FLOOR PLAN LEVEL 5 - QUADRANT 1                         05/30/2003
AV2.05.1            FLOOR PLAN LEVEL 5 - QUADRANT 1                         01/06/2003
AV2.05.2            FLOOR PLAN LEVEL 5 - QUADRANT 2                         05/30/2003
AV2.05.3            FLOOR PLAN LEVEL 5 - QUADRANT 3                         05/30/2003
AV2.05.4            FLOOR PLAN LEVEL 5 - QUADRANT 4                         05/30/2003
AV2.05.5            FLOOR PLAN LEVEL 5 - QUADRANT 5                         05/30/2003
AV2.05.5            FLOOR PLAN LEVEL 5 - QUADRANT 5                         01/06/2003
AV2.05.6            FLOOR PLAN LEVEL 5 - QUADRANT 6                         05/30/2003
AV2.05.7            FLOOR PLAN LEVEL 5 - QUADRANT 7                         05/30/2003
AV8.01              ONE-LINE NIGHT CLUB (AUDIO ONLY)                        05/30/2003
AV8.02              ONE-LINE FOR GRAND BALLROOM (AUDIO ONLY)                05/30/2003
AV8.03              ONE-LINE PUBLIC ADDRESS/BACKGROUND MUSIC SYSTEM         05/30/2003



AV8.04              AUDIO VIDEO ONE-LINE: POOL + AEROBICS SOUND             05/30/2003
                    REINFORCEMENT SYSTEM
AV8.05              ONE-LINE NIGHT CLUB (VIDEO ONLY)                        05/30/2003
AV8.06              AUDIO VIDEO ONE-LINE: NIGHTCLUB VIDEO DISTRIBUTION      05/30/2003
                    SYSTEM
AV8.07              AUDIO VIDEO ONE-LINE: NIGHTCLUB + SPORTS BAR CONTROL    05/30/2003
                    SYSTEM
AV8.08              ONE-LINE NIGHTCLUB                                      05/30/2003
AV8.09              ONE-LINE GRAND BALLROOM                                 05/30/2003
AV8.10              AUDIO VIDEO ONE-LINE: TRAINING ROOM                     05/30/2003
AV8.11              ONE-LINE JUNIOR BALL ROOMS                              05/30/2003
AV8.12              AUDIO VIDEO ONE-LINE: SATELLITE TELEVISION DISTRIBUTION 05/30/2003
                    SYSTEM
C1.01               GEOMETRIC CONTROL PLAN                                  05/30/2003
C1.02               GEOMETRIC CONTROL PLAN - QUADRANT 3 & 4                 05/30/2003
C1.03               GEOMETRIC CONTROL PLANS - QUADRANT 5 & 6                05/30/2003
C1.04               GEOMETRIC CONTROL PLAN - QUADRANT 6 & 7                 05/30/2003
C2.01               SITE GRADING PLAN                                       05/30/2003
C2.02               ACCESS ROAD PLAN                                        05/30/2003
C2.03               GRADING PLAN - QUADRANT 5 & 6                           05/30/2003
C2.04               GRADING PLAN - QUADRANT 6 & 7                           05/30/2003
C2.05               ACCESS ROAD PLAN                                        05/30/2003
C2.06               SURFACE LAYOUT                                          05/30/2003
C3.01               WATER SYSTEM LAYOUT                                     05/30/2003
C3.02               GAS SYSTEM LAYOUT                                       05/30/2003
C3.03               STORM WATER SYSTEM LAYOUT                               05/30/2003
C3.04               SANITARY SEWER SYSTEM LAYOUT                            05/30/2003
C3.05               SANITARY SEWER SYSTEM LAYOUT                            05/30/2003
C3.06               STORM SEWER PROFILE                                     05/30/2003
C3.07               SANITARY SEWER PROFILE                                  05/30/2003
C3.08               WATER MAIN LINE PROFILE                                 05/30/2003
C4.01               WATER TANK DETAILS                                      05/30/2003
C4.02               WATER TANK DETAILS                                      05/30/2003
C5.01               CIVIL UTILITIES DETAILS                                 05/30/2003
C5.02               STORM DRAIN DETAILS                                     05/30/2003
C5.03               CIVIL PAVING DETAIL                                     05/30/2003
C5.04               LIFT STATION DETAILS                                    05/30/2003
C5.05               CIVIL UTILITIES DETAILS                                 02/28/2003
C6.01               STORM WATER POLLUTION PREVENTION                        05/30/2003
C6.02               STORM WATER POLLUTION PREVENTION PLAN                   05/30/2003
C7.01               SIGNAGE AND STRIPING ACCESS ROAD LAYOUT                 05/30/2003
C7.02               SIGNAGE AND STRIPING ACCESS ROAD LAYOUT                 05/30/2003



E0-01               ELECTRICAL LEGEND AND FIXTURE SCHEDULE                  04/15/2003
E1.01               ELECTRICAL SITE PLAN                                    05/30/2003
E1.02               ELECTRICAL SITE PLAN UNDERGROUND CONDUIT                05/30/2003
E1.03               SIGHT LIGHTING PLAN                                     05/30/2003
E2.01.3             FLOOR PLAN LEVEL 5 - QUADRANT 3                         05/30/2003
E2.01.4             FLOOR PLAN LEVEL 5 - QUADRANT 4                         05/30/2003
E2.02.1             FLOOR PLAN - LEVEL 2 QUADRANT 1 POWER PLAN              05/30/2003
E2.02.2             FLOOR PLAN LEVEL 5 - QUADRANT 2                         05/30/2003
E1.02.3             FLOOR PLAN LEVEL 5 - QUADRANT 3                         05/30/2003
E2.02.4             FLOOR PLAN LEVEL 5 - QUADRANT 4                         05/30/2003
E2.02.5             FLOOR PLAN LEVEL 5 - QUADRANT 5                         05/30/2003
E2.02.6             FLOOR PLAN LEVEL 5 - QUADRANT 6                         05/30/2003
E2.02.7             FLOOR PLAN LEVEL 5 - QUADRANT 7                         05/30/2003
E2.03.1             FLOOR PLAN LEVEL 3 - QUADRANT 1                         05/30/2003
E2.03.2             FLOOR PLAN LEVEL 3 - QUADRANT 2                         05/30/2003
E2.03.3             FLOOR PLAN LEVEL 3 - QUADRANT 3                         05/30/2003
E2.03.4             FLOOR PLAN LEVEL 3 - QUADRANT 4                         05/30/2003
E2.03.5             FLOOR PLAN LEVEL 3 - QUADRANT 5                         05/30/2003
E2.03.6             FLOOR PLAN LEVEL 3 - QUADRANT 6                         05/30/2003
E2.03.7             FLOOR PLAN LEVEL. 3 - QUADRANT 7                        05/30/2003
E2.03.8             FLOOR PLAN - LEVEL, 3 QUADRANT 8 POWER PLAN             05/30/2003
E2.04.1             FLOOR PLAN LEVEL 5 - QUADRANT 1                         05/30/2003
E2.04.2             FLOOR PLAN LEVEL 5 - QUADRANT 2                         05/30/2003
E2.04.3             POWER PLAN LEVEL 5 - QUADRANT 3                         05/30/2003
E2.04.3             FLOOR PLAN LEVEL, 5 - QUADRANT 3                        04/15/2003
E2.04.4             FLOOR PLAN LEVEL 5 - QUADRANT 4                         05/30/2003
E2.04.5             FLOOR PLAN LEVEL 5 - QUADRANT 5                         05/30/2003
E2.04.6             FLOOR PLAN LEVEL 5 - QUADRANT 6                         05/30/2003
E2.04.7             FLOOR PLAN LEVEL 5 - QUADRANT 7                         05/30/2003
E2.04.8             FLOOR PLAN- LEVEL FOUR QUADRANT EIGHT POWER PLAN        05/30/2003
E2.05.1             FLOOR PLAN LEVEL, 5 - QUADRANT 1                        05/30/2003
E2.05.2             FLOOR PLAN LEVEL 5 - QUADRANT 2                         05/30/2003
E2.05.3             FLOOR PLAN LEVEL 5 - QUADRANT 3                         05/30/2003
E2.05.4             FLOOR PLAN LEVEL 5 - QUADRANT 4                         05/30/2003
E2.05.5             FLOOR PLAN LEVEL 5 - QUADRANT 5                         05/30/2003
E2.05.6             FLOOR PLAN LEVEL 5 - QUADRANT 6                         05/30/2003
E2.05.7             FLOOR PLAN LEVEL 5 - QUADRANT 7                         05/30/2003
E2.06.1             FLOOR PLAN LEVEL 6 - QUADRANT 1                         05/30/2003
E2.06.2             FLOOR PLAN LEVEL 6 - QUADRANT 2                         05/30/2003
E2.06.3             FLOOR PLAN LEVEL 6 - QUADRANT 3                         05/30/2003
E2.06.4             FLOOR PLAN LEVEL 6 - QUADRANT 4                         05/30/2003
E2.07.1             FLOOR PLAN LEVEL 5 - QUADRANT 1                         05/30/2003



E2.07.2             FLOOR PLAN LEVEL 5 - QUADRANT 2                         05/30/2003
E2.07.3             FLOOR PLAN - LEVEL 7 QUADRANT 3 POWER PLAN              05/30/2003
E2.07.4             FLOOR PLAN - LEVEL 7 QUADRANT 4 POWER PLAN              05/30/2003
E2.08.1             FLOOR PLAN LEVEL 8 - QUADRANT 1                         05/30/2003
E2.08.2             FLOOR PLAN LEVEL 8 - QUADRANT 2                         05/30/2003
E2.09.1             ROOF PLAN - QUADRANT 1 - POWER/LIGHTING                 05/30/2003
E2.09.2             ROOF PLAN - QUADRANT 2 POWER/LIGHTING                   05/30/2003
E2.09.3             ROOF PLAN - QUADRANT 3 POWER/LIGHTING                   05/30/2003
E2.09.4             ROOF PLAN - QUADRANT 4 POWER/LIGHTING                   05/30/2003
E2.09.5             ROOF PLAN - QUADRANT 5 POWER/LIGHTING                   05/30/2003
E2.09.6             ROOF PLAN - QUADRANT 6 POWER/LIGHTING                   05/30/2003
E2.09.7             ROOF PLAN - QUADRANT 7 POWER/LIGHTING                   05/30/2003
E3.01.3             FLOOR PLAN LEVEL 1 - QUADRANT 3                         05/30/2003
E3.01.4             FLOOR PLAN LEVEL 1 - QUADRANT 4                         05/30/2003
E3.02.1             FLOOR PLAN - LEVEL 2 QUADRANT 1 - LIGHTING PLAN         05/30/2003
E3.02.2             FLOOR PLAN LEVEL 2 QUADRANT 2                           05/30/2003
E3.02.3             FLOOR PLAN LEVEL 2 - QUADRANT 3                         05/30/2003
E3.02.4             FLOOR PLAN LEVEL 2 - QUADRANT 4                         05/30/2003
E3.02.5             FLOOR PLAN LEVEL 5 - QUADRANT 5                         05/30/2003
E3.02.6             FLOOR PLAN LEVEL 2 - QUADRANT 6                         05/30/2003
E3.02.7             FLOOR PLAN LEVEL 2 - QUADRANT 7                         05/30/2003
E3.02.8             FLOOR PLAN - LEVEL 2 QUADRANT 8 - LIGHTING PLAN         05/30/2003
E3.03.1             FLOOR PLAN - LEVEL 3 QUADRANT 1 - LIGHTING PLAN         05/30/2003
E3.03.2             FLOOR PLAN LEVEL 3 - QUADRANT 2                         05/30/2003
E3.03.3             FLOOR PLAN LEVEL 3 - QUADRANT 3                         05/30/2003
E3.03.4             FLOOR PLAN LEVEL 3 - QUADRANT 4                         05/30/2003
E3.03.5             FLOOR PLAN LEVEL 3 - QUADRANT 5                         05/30/2003
E3.03.6             FLOOR PLAN LEVEL 3 - QUADRANT 6                         05/30/2003
E3.03.7             FLOOR PLAN LEVEL 3 - QUADRANT 7                         05/30/2003
E3.03.8             FLOOR PLAN - LEVEL 3 QUADRANT 8 - LIGHTING PLAN         05/30/2003
E3.04.1             FLOOR PLAN LEVEL 4 - QUADRANT 1                         05/30/2003
E3.04.2             FLOOR PLAN LEVEL 4 - QUADRANT 2                         05/30/2003
E3.04.3             FLOOR PLAN LEVEL, 4 - QUADRANT 3                        05/30/2003
E3.04.4             FLOOR PLAN LEVEL 4 - QUADRANT 4                         05/30/2003
E3.04.5             FLOOR PLAN LEVEL 4 - QUADRANT 5                         05/30/2003
E3.04.6             FLOOR PLAN LEVEL 4 - QUADRANT 6                         05/30/2003
E3.04.7             FLOOR PLAN LEVEL 4 - QUADRANT 7                         05/30/2003
E3.04.8             FLOOR PLAN - LEVEL 4 QUADRANT 8 - LIGHTING PLAN         05/30/2003
E3 .05.1            FLOOR PLAN LEVEL 5 - QUADRANT 1                         05/30/2003



F3.05.2             FLOOR PLAN LEVEL 5 - QUADRANT 2                          05/30/2003
E3.05.3             FLOOR PLAN LEVEL 5 - QUADRANT 3                          05/30/2003
E3.05.4             FLOOR PLAN LEVEL 5 - QUADRANT 4                          05/30/2003
E3.05.5             FLOOR PLAN LEVEL 5 - QUADRANT 5                          05/30/2003
E3.05.6             FLOOR PLAN LEVEL 5 - QUADRANT 6                          05/30/2003
E3.05.7             FLOOR PLAN LEVEL 5 - QUADRANT 7                          05/30/2003
E3.06.1             FLOOR PLAN LEVEL 6 - QUADRANT 1                          05/30/2003
E3.06.2             FLOOR PLAN LEVEL 6 - QUADRANT 2                          05/30/2003
E3.06.3             FLOOR PLAN LEVEL 6 - QUADRANT 3                          05/30/2003
E3.06.4             FLOOR PLAN LEVEL 6 - QUADRANT 4                          05/30/2003
E3.07.1             FLOOR PLAN LEVEL 7 - QUADRANT 1                          05/30/2003
E3.07.2             FLOOR PLAN LEVEL 7 - QUADRANT 2                          05/30/2003
E3.08.1             FLOOR PLAN LEVEL 8 - QUADRANT 1                          05/30/2003
E3.08.2             FLOOR PLAN LEVEL 8 - QUADRANT 2                          05/30/2003
E4-01               ELECTRICAL ONE LINE DIAGRAM  ELECTRICAL ROOM A
                    SUBSTATION A                                             05/30/2003
E4-02               ELECTRICAL ONE LINE DIAGRAM ELECTRICAL ROOM B
                    SUBSTATION B                                             05/30/2003
E4-03               ELECTRICAL ONE LINE DIAGRAM ELECTRICAL ROOM C SUB        05/30/2003
                    STATION C
E4-04               ELECTRICAL ONE LINE DIAGRAM ELECTRICAL ROOM C
                    SUBSTATION D                                             05/30/2003
E10.01              ELECTRICAL LARGE SCALE PLANS - GUEST ROOM                05/30/2003
FA0.01              LEGEND AND DRAWING                                       04/15/2003
FA2.01.3            FLOOR PLAN LEVEL 1 - QUADRANT 3                          04/15/2003
FA2.01.4            FLOOR PLAN LEVEL 1 - QUADRANT 4                          04/15/2003
FA2.02.2            FLOOR PLAN LEVEL 2 - QUADRANT 2                          04/15/2003
FA2.02.3            FLOOR PLAN LEVEL 2 - QUADRANT 3                          04/15/2003
FA2.02.4            FLOOR PLAN LEVEL 2 - QUADRANT 4                          04/15/2003
FA2.03.1            FLOOR PLAN LEVEL 3 - QUADRANT 1                          01/06/2003
FA2.03.2            FLOOR PLAN LEVEL 3 - QUADRANT 2                          04/15/2003
FA2.03.3            FLOOR PLAN LEVEL 3 - QUADRANT 3                          04/15/2003
FA2.03.4            FLOOR PLAN LEVEL 3 - QUADRANT 4                          04/15/2003
FA2.03.7            FLOOR PLAN LEVEL 3 - QUADRANT 7                          04/15/2003
FA2.04.1            FLOOR PLAN LEVEL 4 - QUADRANT 1                          04/15/2003
FA2.04.2            FLOOR PLAN LEVEL 4 - QUADRANT 2                          04/15/2003
FA2.04.3            FLOOR PLAN LEVEL 4 - QUADRANT 3                          04/15/2003
FA2.04.4            FLOOR PLAN LEVEL 4 - QUADRANT 4                          04/15/2003
FA2.04.6            FLOOR PLAN LEVEL 4 - QUADRANT 6                          04/15/2003
FA2.04.7            FLOOR PLAN LEVEL 4 - QUADRANT 7                          04/15/2003
FA2.05.1            FLOOR PLAN LEVEL 5 - QUADRANT 1                          04/15/2003
FA2.05.2            FLOOR PLAN LEVEL 5 - QUADRANT 2                          04/15/2003
FA2.05.3            FLOOR PLAN LEVEL 5 - QUADRANT 3                          04/15/2003
FA2.05.4            FLOOR PLAN LEVEL 5 - QUADRANT 4                          04/15/2003
FA2.05.5            FLOOR PLAN LEVEL 5 - QUADRANT 5                          04/15/2003



FA2.05.6            FLOOR PLAN LEVEL 5 - QUADRANT 6                          04/15/2003
FA2.05.7            FLOOR PLAN LEVEL 5 - QUADRANT 7                          04/15/2003
FA2.06.1            FLOOR PLAN LEVEL 6 - QUADRANT 1                          04/15/2003
FA2.06.2            FLOOR PLAN LEVEL 6 - QUADRANT 2                          04/15/2003
FA2.06.3            FLOOR PLAN LEVEL 6 - QUADRANT 3                          04/15/2003
FA2.06.4            FLOOR PLAN LEVEL 6 - QUADRANT 4                          04/15/2003
FA2.07.1            FLOOR PLAN LEVEL 7 - QUADRANT 1                          04/15/2003
FA2.07.2            FLOOR PLAN LEVEL 7 - QUADRANT 2                          04/15/2003
FA2.08.1            FLOOR PLAN LEVEL 8 - QUADRANT 1                          04/15/2003
FA2.08.2            FLOOR PLAN LEVEL - QUADRANT 2                            04/15/2003
FA2.22              FLOOR PLAN LEVEL 2 PARKING GARAGE                        04/15/2003
FA2.23              FLOOR PLAN LEVEL PARKING GARAGE                          04/15/2003
FA2.24              FLOOR PLAN LEVEL 4 PARKING GARAGE                        04/15/2003
FA4.01              RISER DIAGRAM                                            04/15/2003
FA5.01              CONNECTION DETAILS                                       01/06/2003
FP0.01              FIRE PROTECTION LEGEND AND DRAWING LIST                  05/30/2003
FP2.01.3            FIRE PROTECTION FLOOR PLAN - LEVEL 1/QUADRANT 3          05/30/2003
FP2.01.4            FIRE PROTECTION FLOOR PLAN LEVEL 1 / QUADRANT 4          05/30/2003
FP2.02.2            FIRE PROTECTION FLOOR PLAN LEVEL 2 / QUADRANT 2          05/30/2003
FP2.02.3            FIRE PROTECTION FLOOR PLAN LEVEL 2 / QUADRANT 3          05/30/2003
FP2.02.4            FIRE PROTECTION FLOOR PLAN LEVEL 2 / QUADRANT 4          05/30/2003
FP2.02.7            FIRE PROTECTION FLOOR PLAN LEVEL 2 / QUADRANT 4          05/30/2003
FP2.03.2            FIRE PROTECTION FLOOR PLAN LEVEL 3 / QUADRANT 2          05/30/2003
FP2.03.3            FIRE PROTECTION FLOOR PLAN LEVEL 3 / QUADRANT 3          05/30/2003
FP2.03.4            FIRE PROTECTION FLOOR PLAN LEVEL 3 / QUADRANT 4          05/30/2003
FP2.03.7            FIRE PROTECTION FLOOR PLAN LEVEL 3 / QUADRANT 7          05/30/2003
FP2.04.1            FIRE PROTECTION FLOOR PLAN LEVEL 4 / QUADRANT 1          05/30/2003
FP2.04.2            FIRE PROTECTION FLOOR PLAN LEVEL 4 / QUADRANT 2          05/30/2003
FP2.04.3            FIRE PROTECTION FLOOR PLAN LEVEL 4 / QUADRANT 3          05/30/2003
FP2.04.4            FIRE PROTECTION FLOOR PLAN LEVEL 4 / QUADRANT 4          05/30/2003
FP2.04.7            FIRE PROTECTION FLOOR PLAN LEVEL 4 / QUADRANT 7          05/30/2003



FP2.05.1            FIRE PROTECTION FLOOR PLAN LEVEL 5 / QUADRANT 1          05/30/2003
FP2.05.2            FIRE PROTECTION FLOOR PLAN LEVEL 5 / QUADRANT 2          05/30/2003
FP2.05.3            FIRE PROTECTION FLOOR PLAN LEVEL 5 / QUADRANT 3          05/30/2003
FP2.05.4            FIRE PROTECTION FLOOR PLAN LEVEL 5 / QUADRANT 4          05/30/2003
FP2.05.5            FIRE PROTECTION FLOOR PLAN LEVEL 5 / QUADRANT 5          05/30/2003
FP2.05.6            FIRE PROTECTION FLOOR PLAN LEVEL 5 / QUADRANT            05/30/2003
FP2.05.7            FIRE PROTECTION FLOOR PLAN LEVEL 5 / QUADRANT 7          05/30/2003
FP2.06.1            FIRE PROTECTION FLOOR PLAN LEVEL 6 / QUADRANT 1          05/30/2003
FP2.06.2            FIRE PROTECTION FLOOR PLAN LEVEL 6 / QUADRANT 2          05/30/2003
FP2.06.3            FIRE PROTECTION FLOOR PLAN LEVEL 6 / QUADRANT 3          05/30/2003
FP2.06.4            FIRE PROTECTION FLOOR PLAN LEVEL 6 / QUADRANT 4          05/30/2003
FP2.07.1            FIRE PROTECTION FLOOR PLAN LEVEL 7 / QUADRANT 1          05/30/2003
FP2.07.2            FIRE PROTECTION FLOOR PLAN LEVEL 7 / QUADRANT 2          05/30/2003
FP2.07.3            FIRE PROTECTION FLOOR PLAN LEVEL 7 / QUADRANT 3          05/30/2003
FP2.07.4            FIRE PROTECTION FLOOR PLAN LEVEL 7 / QUADRANT 4          05/30/2003
FP2.08.1            FIRE PROTECTION FLOOR PLAN LEVEL 8 / QUADRANT 1          05/30/2003
FP2.08.2            FIRE PROTECTION FLOOR PLAN LEVEL 8 / QUADRANT 2          05/30/2003
FP2.22              FIRE PROTECTION FLOOR PLAN LEVEL 2 PARKING GARAGE        05/30/2003
FP2.23              FIRE PROTECTION FLOOR PLAN LEVEL 3 PARKING GARAGE        05/30/2003
FP2.24              FIRE PROTECTION FLOOR PLAN LEVEL 4 PARKING GARAGE        05/30/2003
FP6.01              FIRE PROTECTION SCHEDULES, DIAGRAMS AND ENLARGED FIRE    05/30/2003
                    PUMP ROOM
FS 1.0              FOOD SERVICE EQUIPMENT FLOOR PLAN, LEVEL 3               05/30/2003
                    -RECEIVING/SPA KITCHEN
FS 1.0              FOOD SERVICE EQUIPMENT FLOOR PLAN, LEVEL 3 -             05/30/2003
                    RECEIVING/SPA KITCHEN



FS 1.1              FOOD SERVICE EQUIPMENT FLOOR PLAN, LEVEL 4 - FINE DINING 05/30/2003
                    BAR AND STORAGE
FS 1.2              FOOD SERVICE EQUIPMENT FLOOR PLAN, LEVEL 4 - FINE DINING 05/30/2003
                    KITCHEN AND BAKERY
FS 1.3              FOOD SERVICE EQUIPMENT FLOOR PLAN, LEVEL 5 - FINE DINING 05/30/2003
                    AND BUFFET KITCHEN
FS 1.4              FOOD SERVICE EQUIPMENT FLOOR PLAN, LEVEL 5 BUFFET        05/30/2003
FS 1.5              FOOD SERVICE EQUIPMENT FLOOR PLAN, LEVEL 5 COFFEE SHOP   05/30/2003
                    DELI
FS 1.6              FOOD SERVICE EQUIPMENT FLOOR PLAN, LEVEL 5 SPORTS BAR    05/30/2003
                    AND SERVICE
FS 1.7              FOOD SERVICE EQUIPMENT FLOOR PLAN, LEVEL 5 MISC. AREAS   05/30/2003
FS 2.0              FOOD SERVICE EQUIPMENT, EQUIPMENT SCHEDULE AND           05/30/2003
                    REQUIREMENTS
FS 2.1              FOOD SERVICE EQUIPMENT, EQUIPMENT SCHEDULE AND           05/30/2003
                    REQUIREMENTS
FS 2.2              FOOD SERVICE EQUIPMENT, EQUIPMENT SCHEDULE AND           05/30/2003
                    REQUIREMENTS
FS 2.3              FOOD SERVICE EQUIPMENT, EQUIPMENT SCHEDULE AND           05/30/2003
                    REQUIREMENTS
FS 2.4              FOOD SERVICE EQUIPMENT, EQUIPMENT SCHEDULE AND           05/30/2003
                    REQUIREMENTS
FS 2.5              FOOD SERVICE EQUIPMENT, EQUIPMENT SCHEDULE AND           05/30/2003
                    REQUIREMENTS
FS 2.6              FOOD SERVICE EQUIPMENT, EQUIPMENT SCHEDULE AND           05/30/2003
                    REQUIREMENTS
FS 2.7              FOOD SERVICE EQUIPMENT, EQUIPMENT SCHEDULE AND           05/30/2003
                    REQUIREMENTS
FS 2.8              FOOD SERVICE EQUIPMENT, EQUIPMENT SCHEDULE AND           05/30/2003
                    REQUIREMENTS
FS 3.0              FOOD SERVICE EQUIPMENT LEVEL 3 RECEIVING/STORAGE         05/30/2003
FS 3.1              FOOD SERVICE EQUIPMENT LEVEL 4 STORAGE, FINE DINING BAR, 05/30/2002
                    EMPLOYEE DINING
FS 3.2              FOOD SERVICE EQUIPMENT LEVEL 4 FINE DINING KITCHEN       05/30/2002
FS 3.3              FOOD SERVICE EQUIPMENT - LEVEL 5 - BAKERY AND BUFFET     05/30/2003
                    KITCHEN, PLUMBING PLAN
FS 3.4              FOOD SERVICE EQUIPMENT LEVEL 5, BUFFET, PLUMBING PLAN    05/30/2003
FS 3.5              FOOD SERVICE EQUIPMENT LEVEL 5, CASUAL DINING AND DELI,  05/30/2003
                    PLUMBING PLAN
FS 3.6              FOOD SERVICE EQUIPMENT LEVEL 5, SPORTS BAR AND SERVICE   05/30/2003
                    BAR, PLUMBING PLAN



FS 3.7              FOOD SERVICE EQUIPMENT LEVEL 5, MISC. AREAS, PLUMBING    05/30/2003
                    PLAN
FS 4.0              FOOD SERVICE EQUIPMENT LEVEL 3 RECEIVING/STORAGE         05/30/2003
FS 4.1              FOOD SERVICE EQUIPMENT LEVEL 4 STORAGE, FINE DINING BAR, 05/30/2003
                    EMPLOYEE DINING
FS 4.2              FOOD SERVICE EQUIPMENT LEVEL 4 FINE DINING KITCHEN       05/30/2003
FS 4.3              FOOD SERVICE EQUIPMENT LEVEL 5, BAKERY AND BUFFET        05/30/2003
                    KITCHEN, ELECTRICAL PLAN
FS 4.4              FOOD SERVICE EQUIPMENT LEVEL 5, BUFFET, ELECTRICAL PLAN  05/30/2003
FS 4.5              FOOD SERVICE EQUIPMENT LEVEL 5, CASUAL                   05/30/2003
                    DINING, ELECTRICAL PLAN
FS 4.6              FOOD SERVICE EQUIPMENT LEVEL 5 SPORTS BAR AND SERVICE    05/30/2003
                    BAR, ELECTRICAL PLAN
FS 4.7              FOOD SERVICE EQUIPMENT LEVEL 5, MISC. AREAS, ELECTRICAL  05/30/2003
                    PLAN
FS 5.0              FOOD SERVICE EQUIPMENT LEVEL 3 RECEIVING/STORAGE         05/30/2003
FS 5.1              FOOD SERVICE EQUIPMENT LEVEL 4 BEVERAGE CONDUIT PLAN     05/30/2003
FS 5.2              FOOD SERVICE EQUIPMENT LEVEL 4 FINE DINING KITCHEN       05/30/2003
FS 5.3              FOOD SERVICE EQUIPMENT LEVEL 5, BAKERY AND BUFFET        05/30/2003
                    KITCHEN, BUILDING CONDITIONS AND BEVERAGE CONDUIT PLAN
FS 5.4              FOOD SERVICE EQUIPMENT LEVEL 5, BUFFET, BUILDING         05/30/2003
                    CONDITIONS AND BEVERAGE CONDUIT PLAN
FS 5.5              FOOD SERVICE EQUIPMENT LEVEL 5, CASUAL DINING AND DELI,  05/30/2003
                    BUILDING CONDITIONS AND BEVERAGE CONDUIT PLAN
FS 5.6              FOOD SERVICE EQUIPMENT LEVEL 5, SPORTS BAR AND SERVICE   05/30/2003
                    BAR, BUILDING CONDITIONS AND BEVERAGE CONDUITS
FS 5.7              FOOD SERVICE EQUIPMENT LEVEL 5, MISC. AREAS, BUILDING    05/30/2003
                    CONDITIONS AND BEVERAGE CONDUITS PLAN
FS 6.0              FOOD SERVICE EQUIPMENT LEVEL 3 RECEIVING/STORAGE         05/30/2003
FS 6.1              FOOD SERVICE EQUIPMENT LEVEL 4 STORAGE, FINE DINING BAR, 05/30/2003
                    EMPLOYEE DINING
FS 6.2              FOOD SERVICE EQUIPMENT LEVEL 4 FINE DINING KITCHEN       05/30/2003
FS 6.3              FOOD SERVICE EQUIPMENT LEVEL 5, BAKERY AND BUFFET        05/30/2003
                    KITCHEN, REFRIGERATION PLAN



FS 6.4              FOOD SERVICE EQUIPMENT LEVEL 5, BUFFET REFRIGERATION PLAN05/30/2003
FS 6.5              FOOD SERVICE EQUIPMENT LEVEL 5, CASUAL DINING AND DELI,  05/30/2003
                    REFRIGERATION PLAN
FS 6.6              FOOD SERVICE EQUIPMENT LEVEL 5, SPORTS BAR AND SERVICE   05/30/2003
                    BAR, REFRIGERATION PLAN
FS 6.7              FOOD SERVICE EQUIPMENT LEVEL 5, MISC.                    05/30/2003
                    AREAS, REFRIGERATION PLAN
FS 6.8              FOOD SERVICE EQUIPMENT                                   05/30/2003
FS 7.0              FOOD SERVICE EQUIPMENT, EXHAUST HOOD ELEVATIONS AND      05/30/2003
                    DETAILS
FS 7.1              FOOD SERVICE EQUIPMENT, EXHAUST HOOD ELEVATIONS AND      05/30/2003
                    DETAILS
FS 7.10             FOOD SERVICE EQUIPMENT, EXHAUST HOOD ELEVATIONS AND      05/30/2003
                    DETAILS
FS 7.11             FOOD SERVICE EQUIPMENT, EXHAUST HOOD ELEVATIONS AND      05/30/2003
                    DETAILS
FS 7.12             FOOD SERVICE EQUIPMENT, EXHAUST HOOD ELEVATIONS AND      05/30/2003
                    DETAILS
FS 7.2              FOOD SERVICE EQUIPMENT, EXHAUST HOOD ELEVATIONS AND      05/30/2003
                    DETAILS
FS 7.3              FOOD SERVICE EQUIPMENT, EXHAUST HOOD ELEVATIONS AND      05/30/2003
                    DETAILS
FS 7.4              FOOD SERVICE EQUIPMENT, EXHAUST HOOD ELEVATIONS AND      05/30/2003
                    DETAILS
FS 7.5              FOOD SERVICE EQUIPMENT, EXHAUST HOOD ELEVATIONS AND      05/30/2003
                    DETAILS
FS 7.6              FOOD SERVICE EQUIPMENT, EXHAUST HOOD ELEVATIONS AND      05/30/2003
                    DETAILS
FS 7.7              FOOD SERVICE EQUIPMENT, EXHAUST HOOD ELEVATIONS AND      05/30/2003
                    DETAILS
FS 7.8              FOOD SERVICE EQUIPMENT, EXHAUST HOOD ELEVATIONS AND      05/30/2003
                    DETAILS
FS 7.9              FOOD SERVICE EQUIPMENT, EXHAUST HOOD ELEVATIONS AND      05/30/2003
                    DETAILS
FS 8.0              FOOD SERVICE EQUIPMENT, ELEVATIONS AND DETAILS           05/30/2003
FS 8.1              FOOD SERVICE EQUIPMENT, ELEVATIONS AND DETAILS           05/30/2003
FS 8.2              FOOD SERVICE EQUIPMENT, ELEVATIONS AND DETAILS           05/30/2003
FS 8.3              FOOD SERVICE EQUIPMENT, ELEVATIONS AND DETAILS           05/30/2003
FS 8.4              FOOD SERVICE EQUIPMENT, ELEVATIONS AND DETAILS           05/30/2003



FS 8.5              FOOD SERVICE EQUIPMENT, ELEVATIONS AND DETAILS           05/30/2003
FS OR-1             FOOD SERVICE EQUIPMENT                                   05/30/2003
FS OR-2             FOOD SERVICE EQUIPMENT                                   05/30/2003
FS OR-3             FOOD SERVICE EQUIPMENT                                   05/30/2003
ID-2.04.3A          FIXTURE AND FURNITURE PLAN                               01/06/2003
ID-2.05.3A          FIXTURE AND FURNITURE PLAN                               01/06/2003
ID-4.04.3A          ARCHITECTURAL FLOOR COVERING PLAN                        01/06/2003
ID-4.05.3A          ARCHITECTURAL FLOOR COVERING PLAN                        01/06/2003
ID-7.50             ELEVATIONS                                               01/06/2003
ID-7.51             ELEVATIONS                                               01/06/2003
ID-7.53             ELEVATIONS                                               01/06/2003
ID-CS               COVER SHEET
ID-CS               COVER SHEET                                              01/06/2003
ID 7.15             INTERIOR ISOMETRICS AND PERSPECTIVES NIGHT CLUB          01/06/2003
ID 7.16             INTERIOR ELEVATIONS CONVENTION CENTER                    01/06/2003
ID 7.52             ELEVATIONS                                               01/06/2003
ID7.00              INTERIOR ELEVATOR GALLERY                                01/06/2003
ID7.03              INTERIOR ELEVATIONS VISTA BAR VENDING                    01/06/2003
ID7.04              INTERIOR VIEWS - CASINO                                  01/06/2003
ID7.12              INTERIOR ELEVATIONS AND ISOMETRICS SPORTS BAR            01/06/2003
ID7.l3              INTERIOR ISOMETRICS AND PERSPECTIVES SPORTS BAR          01/06/2003
ID7.14              INTERIOR ELEVATIONS AND ISOMETRICS NIGHT CLUB            01/06/2003
ID7.17              INTERIOR ELEVATIONS AND ISOMETRICS CONVENTION CENTER     01/06/2003
ID7.18              INTERIOR ISOMETRICS AND PERSPECTIVES CONVENTION CENTER   01/06/2003
ID7.21              INTERIOR ELEVATIONS GRAND HAL TOILET ROOMS LEVEL FIVE    01/06/2003
ID7.22              INTERIOR ELEVATIONS CASINO RESTROOMS LEVEL FIVE          01/06/2003
ID7.22              INTERIOR ELEVATIONS CASINO RESTROOMS LEVEL FIVE          01/06/2003
ID7.26              INTERIOR ELEVATIONS SPA                                  01/06/2003
ID7.32              INTERIOR ELEVATIONS FITNESS CENTER                       01/06/2003
ID9.00              INTERIOR MATERIAL AND FINISH SCHEDULE                    01/06/2003
I-1                 IRRIGATION TAP AN SLEEVE PLAN                            03/28/2003
I1.00               IRRIGATION KEY                                           05/30/2003
I2.01               IRRIGATION PLAN                                          05/30/2003
I2.02               IRRIGATION PLAN                                          05/30/2003
I2.03               IRRIGATION PLAN                                          05/30/2003
I2.04               IRRIGATION PLAN                                          05/30/2003



I2.05               IRRIGATION PLAN                                          05/30/2003
I12.06              IRRIGATION PLAN                                          05/30/2003
I2.07               IRRIGATION PLAN                                          05/30/2003
I2.08               IRRIGATION PLAN                                          05/30/2003
I2.09               IRRIGATION PLAN                                          05/30/2003
I3.01               IRRIGATION DETAILS                                       05/30/2003
L1                  LANDSCAPE KEY                                            05/30/2003
L2                  DETAILED PLANTING
L2.01               DETAILED PLANTING                                        05/30/2003
L2.02               DETAILED PLANTING                                        05/30/2003
L2.03               DETAILED PLANTING                                        05/30/2003
L2.04               DETAILED PLANTING                                        05/30/2003
L2.05               DETAILED PLANTING                                        05/30/2003
L2.06               DETAILED PLANTING                                        05/30/2003
L2.07               DETAILED PLANTING                                        05/30/2003
L2.08               DETAILED PLANTING                                        05/30/2003
L2.09               DETAILED PLANTING                                        05/30/2003
L3                  DETAILED PLANTING
L3.01               PLANTING DETAILS                                         05/30/2003
L4                  DETAILED PLANTING
L5                  PLANTING DETAILS
L6                  PLANTING DETAILS
LT0.00              LIGHTING GENERAL NOTES                                   05/30/2003
LT0.01              LIGHTING FIXTURE SCHEDULE                                05/30/2003
LT0.02              LIGHTING FIXTURE SCHEDULE                                05/30/2003
LT2.01              OVERALL ORIENTATION FLOOR LIGHTING PLAN LEVEL 1          01/06/2003
LT2.01.3            FLOOR LIGHTING PLAN LEVEL I - QUADRANT 3                 05/30/2003
LT2.01.4            FLOOR LIGHTING PLAN LEVEL I QUADRANT 4                   05/30/2003
LT2.02              OVERALL ORIENTATION FLOOR LIGHTING PLAN LEVEL 2          01/06/2003
LT2.02.2            FLOOR LIGHTING PLAN LEVEL 2 QUADRANT 2                   05/30/2003
LT2.02.3            FLOOR LIGHTING PLAN LEVEL 2 QUADRANT 3                   01/06/2003
LT2.02.4            FLOOR LIGHTING PLAN LEVEL 2 QUADRANT 4                   05/30/2003
LT2.03              OVERALL ORIENTATION FLOOR LIGHTING PLAN LEVEL 3          01/06/2003
LT2.03.1            FLOOR LIGHTING PLAN LEVEL 3 QUADRANT 1                   05/30/2003
LT2.03.2            FLOOR LIGHTING PLAN LEVEL 3 QUADRANT 2                   05/30/2003
LT2.03.3            FLOOR LIGHTING PLAN LEVEL 3 QUADRANT 3                   05/30/2003
LT2.03.4            FLOOR LIGHTING PLAN LEVEL 3 QUADRANT 4                   05/30/2003
LT2.04              OVERALL ORIENTATION FLOOR LIGHTING PLAN LEVEL 4          01/06/2003
LT2.04.1            FLOOR LIGHTING PLAN LEVEL 4 QUADRANT 1                   05/30/2003
LT2.04.2            FLOOR LIGHTING PLAN LEVEL 4 QUADRANT 2                   05/30/2003
LT2.04.3            FLOOR LIGHTING PLAN LEVEL 4 QUADRANT 3                   05/30/2003
LT2.04.4            FLOOR LIGHTING PLAN LEVEL 4 QUADRANT 4                   05/30/2003



LT2.05              OVERALL ORIENTATION FLOOR LIGHTING PLAN LEVEL 5          01/06/2003
LT2.05.1            FLOOR LIGHTING PLAN LEVEL 5 QUADRANT 1                   04/15/2003
LT2.05.10           FLOOR LIGHTING PLAN - LEVEL 5 LANDSCAPE                  05/30/2003
LT2.05.10           FLOOR LIGHTING PLAN - LEVEL 5 LANDSCAPING                05/30/2003
LT2.05.11           FLOOR LIGHTING PLAN - LEVEL 5 LANDSCAPE                  05/30/2003
LT2.05.12           FLOOR LIGHTING PLAN - LEVEL 5 LANDSCAPE                  05/30/2003
LT2.05.2            FLOOR LIGHTING PLAN LEVEL 5 QUADRANT 2                   04/15/2003
LT2.05.3            FLOOR LIGHTING PLAN LEVEL 5 QUADRANT 3                   04/15/2003
LT2.05.4            FLOOR LIGHTING PLAN LEVEL 5 QUADRANT 4                   04/15/2003
LT2.05.5            FLOOR LIGHTING PLAN LEVEL 5 QUADRANT 5                   04/15/2003
LT2.05.6            FLOOR LIGHTING PLAN LEVEL 5 QUADRANT 6                   04/15/2003
LT2.05.7            FLOOR LIGHTING PLAN LEVEL 5 QUADRANT 7                   04/15/2003
LT2.05.8            FLOOR LIGHTING PLAN LEVEL 5 - LANDSCAPE                  02/28/2003
LT2.05.8            FLOOR LIGHTING PLAN - LEVEL 5 LANDSCAPE                  05/30/2003
LT2.05.9            FLOOR LIGHTING PLAN LEVEL 5 - LANDSCAPE                  02/28/2003
LT2.05.9            FLOOR LIGHTING PLAN - LEVEL 5 LANDSCAPE OVERALL          05/30/2003
                    ORIENTATION FLOOR LIGHTING PLAN
LT2.06              LEVEL 6                                                  01/06/2003
LT2.06.1            FLOOR LIGHTING PLAN LEVEL 6 QUADRANT 1                   05/30/2003
LT2.06.2            FLOOR LIGHTING PLAN LEVEL 6 QUADRANT 2                   05/30/2003
LT2.06.3            FLOOR LIGHTING PLAN LEVEL 6 QUADRANT 3                   05/30/2003
LT2.06.4            FLOOR LIGHTING PLAN LEVEL 6 QUADRANT 4                   05/30/2003
LT2.07              OVERALL ORIENTATION FLOOR LIGHTING PLAN LEVEL 7          01/06/2003
LT2.07.1            FLOOR LIGHTING PLAN LEVEL 7 QUADRANT 1                   05/30/2003
LT2.07.2            FLOOR LIGHTING PLAN LEVEL 7 QUADRANT 2                   05/30/2003
LT2.08              OVERALL ORIENTATION FLOOR LIGHTING PLAN LEVEL 8          01/06/2003
LT2.08.1            FLOOR LIGHTING PLAN LEVEL 8 QUADRANT 1                   05/30/2003
LT2.08.2            FLOOR LIGHTING PLAN LEVEL 8 QUADRANT 2                   05/30/2003
LT3.01              OVERALL ORIENTATION REFLECTED CEILING LIGHTING PLAN      01/06/2003
                    LEVEL 1
LT3.01.3            REFLECTED CEILING LIGHTING PLAN LEVEL 1 QUADRANT 3       05/30/2003
LT3.01.4            REFLECTED CEILING LIGHTING PLAN LEVEL 1 QUADRANT 4       05/30/2003
LT3.02              OVERALL ORIENTATION REFLECTED CEILING LIGHTING PLAN      01/06/2003
                    LEVEL 2
LT3.02.2            REFLECTED CEILING LIGHTING PLAN LEVEL 2 QUADRANT 2       05/30/2003
LT3.02.3            REFLECTED CEILING LIGHTING PLAN LEVEL 2 QUADRANT 3       05/30/2003
LT3.02.4            REFLECTED CEILING LIGHTING PLAN LEVEL 2 QUADRANT 4       05/30/2003



LT3.02.6            REFLECTED CEILING PLAN - LEVEL 2 QUADRANT 6              05/30/2003
LT3.03              OVERALL ORIENTATION REELECTED CEILING LIGHTING PLAN      01/06/2002
                    LEVEL 3
LT3.03.1            REFLECTED CEILING LIGHTING PLAN LEVEL 3 QUADRANT 1       05/30/2003
LT3.03.2            REFLECTED CEILING LIGHTING PLAN LEVEL 3 QUADRANT 2       05/30/2003
LT3.03.3            REFLECTED CEILING LIGHTING PLAN LEVEL 3 QUADRANT 3       05/30/2003
LT3.03.4            REFLECTED CEILING LIGHTING PLAN LEVEL 3 QUADRANT 4       05/30/2003
LT3.04              OVERALL ORIENTATION REFLECTED CEILING LIGHTING PLAN      01/06/2003
                    LEVEL 4
LT3.04.1            REFLECTED CEILING LIGHTING PLAN LEVEL 4 QUADRANT 1       05/30/2003
LT3.04.2            REFLECTED CEILING LIGHTING PLAN LEVEL 4 QUADRANT 2       01/06/2003
LT3.04.3            REFLECTED CEILING LIGHTING PLAN LEVEL 4 QUADRANT 3       01/06/2003
LT3.04.4            REFLECTED CEILING LIGHTING PLAN LEVEL 4 QUADRANT 4       01/06/2003
LT3.05              OVERALL ORIENTATION REFLECTED CEILING LIGHTING PLAN      01/06/2003
                    LEVEL 5
LT3.05.1            REFLECTED CEILING LIGHTING PLAN LEVEL 5 QUADRANT 1       01/06/2003
LT3.05.2            REFLECTED CEILING LIGHTING PLAN LEVEL 5 QUADRANT 2       01/06/2003
LT3.05.3            REFLECTED CEILING LIGHTING PLAN LEVEL 5 QUADRANT 3       01/06/2003
LT3.05.4            REFLECTED CEILING LIGHTING PLAN LEVEL 5 QUADRANT 4       01/06/2003
LT3.05.6            REFLECTED CEILING LIGHTING PLAN LEVEL 5 QUADRANT 6       01/06/2003
LT3.05.7            REFLECTED CEILING LIGHTING PLAN LEVEL 5 QUADRANT 7       01/06/2003
LT3.06              OVERALL ORIENTATION REFLECTED CEILING LIGHTING PLAN      01/06/2003
                    LEVEL 6
LT3.06.1            REFLECTED CEILING LIGHTING PLAN LEVEL 6 QUADRANT 1       05/30/2003
LT3.06.2            REFLECTED CEILING LIGHTING PLAN LEVEL 6 QUADRANT 2       05/30/2003
LT3.06.3            REFLECTED CEILING LIGHTING PLAN LEVEL 6 QUADRANT 3       05/30/2003
LT3.06.4            REFLECTED CEILING LIGHTING PLAN LEVEL 6 QUADRANT 4       05/30/2003



LT3.07              OVERALL ORIENTATION REFLECTED CEILING LIGHTING PLAN      01/06/2003
                    LEVEL 7
LT3.07.1            REFLECTED CEILING LIGHTING PLAN LEVEL 7 QUADRANT 1       05/30/2003
LT3.07.2            REFLECTED CEILING LIGHTING PLAN LEVEL 7 QUADRANT 2       05/30/2003
LT3.08              OVERALL ORIENTATION REFLECTED CEILING LIGHTING PLAN      01/06/2003
                    LEVEL 8
LT3.08.1            REFLECTED CEILING LIGHTING PLAN LEVEL 8 QUADRANT 1       05/30/2003
LT3.08.2            REFLECTED CEILING LIGHTING PLAN LEVEL 8 QUADRANT 2       05/30/2003
LT2.05.10           FLOOR LIGHTING PLAN LEVEL 5 - LANDSCAPE                  02/28/2003
LT2.05.11           FLOOR LIGHTING PLAN LEVEL 5 - LANDSCAPE                  02/28/2003
LT2.05.12           FLOOR LIGHTING PLAN LEVEL 5 - LANDSCAPE                  02/28/2003
M1.00               DRAWING LIST HVAC LEGEND                                 01/06/2003
M1.00.1             HVAC LEGEND SCHEDULES AIR HANDLING UNITS LOUVERS         05/30/2003
M1.002              SCHEDULES FAN COIL, PUMP DIFFUSER, REGISTER AND GRILL,   05/30/2003
                    FIRE/SMOKE DAMPERS
M1.00.3             SCHEDULES CHILLER, VAV BOXES, GAS FIRED BOILER, EXHAUST  05/30/2003
                    FAN, UNIT HEAT
M2.01.3             HVAC PLAN, LEVEL 1 - QUADRANT 3                          05/30/2003
M2.01.4             HVAC PLAN LEVEL 1 - QUADRANT 4                           05/30/2003
M2.02.1             HVAC PLAN - LEVEL 2, QUAD 1                              05/30/2003
M2.02.2             HVAC PLAN LEVEL 2 - QUADRANT 2                           05/30/2003
M2.02.3             HVAC PLAN LEVEL 2 -QUADRANT 3                            05/30/2003
M2.02.4             HVAC PLAN - LEVEL 2, QUAD 4                              05/30/2003
M2.02.5             HVAC PLAN LEVEL 2 - QUADRANT 5                           05/30/2003
M2.02.6             HVAC PLAN - LEVEL 2, QUAD 6                              05/30/2003
M2.02.7             HVAC PLAN LEVEL 2 - QUADRANT 7                           05/30/2003
M2.03.1             HVAC PLAN LEVEL3 - QUADRANT 1                            05/30/2003
M2.03.2             HVAC PLAN LEVEL 3 -QUADRANT 2                            05/30/2003
M2.03.3             HVAC PLAN - LEVEL 3, QUAD 3                              05/30/2003
M2.03.4             HVAC PLAN LEVEL 3 - QUADRANT 4                           05/30/2003
M2.03.5             HVAC PLAN LEVEL 3 - QUADRANT 5                           05/30/2003
M2.03.6             HVAC PLAN LEVEL 3 - QUADRANT 6                           05/30/2003
M2.03.7             HVAC PLAN LEVEL 3 - QUADRANT 7                           05/30/2003
M2.04.1             HVAC PLAN LEVEL 4 - QUADRANT 1                           05/30/2003
M2.04.2             HVAC PLAN LEVEL 4  QUADRANT 2                            05/30/2003
M2.04.3             HVAC PLAN LEVEL 4 - QUADRANT 3                           05/30/2003
M2.04.4             HVAC PLAN LEVEL 4 - QUADRANT 4                           05/30/2003
M2.04.5             HVAC PLAN LEVEL 4 - QUADRANT 5                           05/30/2003
M2.04.6             HVAC PLAN LEVEL 4 - QUADRANT 6                           05/30/2003
M2.04.7             HVAC PLAN LEVEL 4 - QUADRANT 7                           05/30/2003



M2.05.1             HVAC PLAN LEVEL 5 - QUADRANT 1                           05/30/2003
M2.05.2             HVAC PLAN QUADRANT 2                                     05/30/2003
M2.05.3             HVAC PLAN LEVEL 5 - QUADRANT 3                           05/30/2003
M2.05.4             HVAC PLAN LEVEL 5 - QUADRANT 4                           05/30/2003
M2.05.5             HVAC PLAN LEVEL 5 - QUADRANT 5                           05/30/2003
M2.05.6             HVAC PLAN LEVEL 5 - QUADRANT 6                           05/30/2003
M2.05.7             HVAC PLAN LEVEL 5 - QUADRANT 7                           05/30/2003
M2.06.1             HVAC PLAN LEVEL 6 - QUADRANT 1                           05/30/2003
M2.06.2             HVAC PLAN LEVEL 6 - QUADRANT 2                           05/30/2003
M2.06.3             HVAC PLAN LEVEL 6 - QUADRANT 3                           05/30/2003
M2.06.4             HVAC PLAN LEVEL 6 - QUADRANT 4                           05/30/2003
M2.07.1             HVAC PLAN LEVEL 7 - QUADRANT 1                           05/30/2003
M2.07.2             HVAC PLAN LEVEL 7 - QUADRANT 2                           05/30/2003
M2.07.3             HVAC PLAN - LEVEL 7, QUAD 3                              05/30/2003
M2.07.4             HVAC PLAN LEVEL 7 - QUADRANT 4                           05/30/2003
M2.08.1             HVAC PLAN LEVEL 8 - QUADRANT 1                           05/30/2003
M2.08.2             HVAC PLAN LEVEL 8 - QUADRANT 2                           05/30/2003
M2.08.4             HVAC PLAN LEVEL 8 - QUADRANT 4                           01/06/2003
M2.09.1             HVAC PLAN LEVEL 9 - QUADRANT I                           05/30/2003
M2.09.2             HVAC PLAN LEVEL 9 - QUADRANT 2                           05/30/2003
M2.09.3             HVAC ROOF PLAN - QUAD 3                                  05/30/2003
M2.09.4             HVAC PLAN LEVEL 9 - QUADRANT 4                           05/30/2003
M2.09.5             HVAC PLAN LEVEL 9 - QUADRANT 5                           05/30/2003
M2.09.6             HVAC PLAN LEVEL 9 - QUADRANT 6                           05/30/2003
M2.09.7             HVAC PLAN LEVEL 9 - QUADRANT 7                           05/30/2003
M5.00.1             HVAC DETAILS                                             05/30/2003
M5.00.2             HVAC DETAILS                                             05/30/2003
M7.00.1             FAN COIL PIPING DIAGRAM                                  05/30/2003
M7.00.2             OUTSIDE AIR DUCT RISER                                   05/30/2003
M7.00.3             TOILET EXHAUST RISER DIAGRAM                             05/30/2003
M7.00.4             BOILER SYSTEM DIAGRAM                                    05/30/2003
M7.00.5             COOLING SYSTEM DIAGRAM                                   04/15/2003
UP-1                POOL AND SPA UNDERGROUND                                 02/28/2003
G1.02E              PARKING STRUCTURE - LEVEL 2 EAST FUNCTIONAL PLAN         05/30/2003
G 1.02W             PARKING STRUCTURE - LEVEL 2 WEST FUNCTIONAL PLAN         05/30/2003
G1.03E              PARKING STRUCTURE - LEVEL 3 EAST FUNCTIONAL PLAN         05/30/2003
G 1.03W             PARKING STRUCTURE - LEVEL 3 WEST FUNCTIONAL PLAN         05/30/2003
G1.04E              PARKING STRUCTURE - LEVEL 4 EAST FUNCTIONAL PLAN         05/30/2003
G1.04W              PARKING STRUCTURE - LEVEL 4 WEST FUNCTIONAL PLAN         05/30/2003
G2.01               EXIT/ENTRY DETAILS; STRIPING DETAILS                     05/30/2003



G2.02               SIGN SCHEDULES/SIGN DETAILS                              05/30/2003
G2.03               SIGN MOUNTING DETAILS                                    05/30/2003
Pl.0l.2             PLUMBING PLAN - LEVEL 1 QUAD 1                           05/30/2003
P1.01.3             FOUNDATION PLUMBING PLAN LEVEL I - QUADRANT 3            05/30/2003
P1.01.4             FOUNDATION PLUMBING PLAN LEVEL 1 - QUADRANT 4            05/30/2003
P2.01.1             PLUMBING PLAN LEVEL 1 - QUADRANT 1                       05/30/2003
P2.01.2             PLUMBING PLAN LEVEL 1 - QUADRANT 2                       05/30/2003
P2.01.3             PLUMBING PLAN LEVEL 1 - QUADRANT 3                       05/30/2003
P2.01.4             PLUMBING PLAN LEVEL 1 - QUADRANT 4                       05/30/2003
P2.01.5             PLUMBING PLAN LEVEL 1 - QUADRANT 5                       05/30/2003
P2.01.6             PLUMBING PLAN LEVEL l - QUADRANT 6                       05/30/2003
P2.01.7             PLUMBING PLAN LEVEL l - QUADRANT 7                       05/30/2003
P2.01.8             PLUMBING PLAN LEVEL l - QUADRANT 8                       05/30/2003
P2.02.1             PLUMBING PLAN LEVEL 2 - QUADRANT 1                       05/30/2003
P2.02.2             PLUMBING PLAN LEVEL 2 - QUADRANT 2                       05/30/2003
P2.02.3             PLUMBING PLAN LEVEL 3 - QUADRANT 3                       05/30/2003
P2.02.4             PLUMBING PLAN LEVEL 2 - QUADRANT 4                       05/30/2003
P2.02.5             PLUMBING PLAN LEVEL 2 - QUADRANT 5                       05/30/2003
P2.02.6             PLUMBING PLAN LEVEL 2 - QUADRANT 6                       05/30/2003
P2.02.7             PLUMBING PLAN LEVEL 2 - QUADRANT 7                       05/30/2003
P2.02.8             PLUMBING PLAN - LEVEL 2 - QUADRANT 8                     05/30/2003
P2.03.1             PLUMBING PLAN LEVEL 3 - QUADRANT 1                       05/30/2003
P2.03.2             PLUMBING PLAN LEVEL 3 - QUADRANT 2                       05/30/2003
P2.03.3             PLUMBING PLAN LEVEL 3 - QUADRANT 3                       05/30/2003
P2.03.4             PLUMBING PLAN LEVEL 3 - QUADRANT 4                       05/30/2003
P2.03.5             PLUMBING PLAN LEVEL 3 - QUADRANT 5                       05/30/2003
P2.03.6             PLUMBING PLAN LEVEL 3 - QUADRANT 6                       05/30/2003
P2.03.7             PLUMBING PLAN LEVEL 3 - QUADRANT 7                       05/30/2003
P2.03.8             PLUMBING PLAN LEVEL 3 - QUADRANT 8                       05/30/2003
P2.04.1             PLUMBING PLAN LEVEL 4 - QUADRANT 1                       05/30/2003
P2.04.2             PLUMBING PLAN LEVEL 4 - QUADRANT 2                       05/30/2003
P2.04.3             PLUMBING PLAN LEVEL 4 - QUADRANT 3                       05/30/2003
P2.04.4             PLUMBING PLAN LEVEL 4 - QUADRANT 4                       05/30/2003
P2.04.5             PLUMBING PLAN LEVEL 4 - QUADRANT 5                       05/30/2003
P2.04.6             PLUMBING PLAN LEVEL 4 - QUADRANT 6                       05/30/2003
P2.04.7             PLUMBING PLAN LEVEL 4 - QUADRANT 7                       05/30/2003
P2.04.8             PLUMBING PLAN - LEVEL 4, QUAD 8                          05/30/2003
P2.05.1             PLUMBING PLAN LEVEL 5 - QUADRANT 1                       05/30/2003
P2.05.2             PLUMBING PLAN - LEVEL 5, QUAD 2                          05/30/2003
P2.05.3             PLUMBING PLAN - LEVEL 5, QUAD 3                          05/30/2003
P2.05.4             PLUMBING PLAN - LEVEL 5, QUAD 4                          05/30/2003
P2.05.5             PLUMBING PLAN - LEVEL 5, QUAD 5                          05/30/2003
P2.05.6             PLUMBING PLAN - LEVEL 5, QUAD 6                          05/30/2003
P2.05.7             PLUMBING PLAN LEVEL 5 - QUADRANT 7                       05/30/2003



P2.06.1             PLUMBING PLAN LEVEL 6 - QUADRANT 1                       05/30/2003
P2.06.2             PLUMBING PLAN LEVEL 6 - QUADRANT 2                       05/30/2003
P2.06.3             PLUMBING PLAN LEVEL 6 - QUADRANT 3                       05/30/2003
P2.06.4             PLUMBING PLAN - LEVEL 6, QUAD 4                          05/30/2003
P2.06.5             PLUMBING PLAN LEVEL 6 - QUADRANT 5                       05/30/2003
P2.06.6             PLUMBING PLAN LEVEL 6 - QUADRANT 6                       05/30/2003
P2.06.7             PLUMBING PLAN                                            05/30/2003
P2.07.1             PLUMBING PLAN LEVEL 7 - QUADRANT 1                       05/30/2003
P2.07.2             PLUMBING PLAN LEVEL 7 - QUADRANT 2                       05/30/2003
P2.07.3             PLUMBING PLAN - LEVEL 7, QUAD 3                          05/30/2003
P2.07.4             PLUMBING PLAN - LEVEL 7, QUAD 4                          05/30/2003
P2.08.1             PLUMBING PLAN LEVEL 8 - QUADRANT 1                       05/30/2003
P2.08.2             PLUMBING PLAN LEVEL 8 - QUADRANT 2                       05/30/2003
P3.01               ENLARGED FLOOR PLANS - HOTEL ROOMS                       05/30/2003
P3.02               ENLARGED FLOOR PLANS - LEVEL 2                           02/28/2003
P3.03               ENLARGED FLOOR PLAN - LEVEL 3                            01/06/2003
P3.04               ENLARGED FLOOR PLAN - LEVEL 4                            05/30/2003
P3.04A              ENLARGED FLOOR PLAN LEVEL 4                              05/30/2003
P3.05               ENLARGED FLOOR PLAN - LEVEL 5                            01/06/2003
P3.06               ENLARGED FLOOR PLAN - LEVEL 5                            05/30/2003
P3.06A              ENLARGED FLOOR PLAN - LEVEL 5                            05/30/2003
P3.07               ENLARGED FLOOR PLAN - LEVEL 5                            01/06/2003
P3.08A              ENLARGED FLOOR PLAN - LEVEL 5                            01/06/2003
P3.08B              ENLARGED FLOOR PLAN - LEVEL 5                            01/06/2003
P3.09               ENLARGED FLOOR PLAN - LEVEL 5                            01/06/2003
P3.10               ENLARGED FLOOR PLAN - LEVEL 5                            01/06/2003
P4.01               ENLARGED FLOOR PLAN - HOTEL ROOMS                        05/30/2003
P4.01A              ENLARGED FLOOR PLAN - HOTEL ROOMS                        05/30/2003
P4.02               ENLARGED FLOOR PLAN - LEVEL2                             01/06/2003
P4.03               ENLARGED FLOOR PLAN - LEVEL 3                            01/06/2003
P4.04               ENLARGED FLOOR PLAN - LEVEL 4                            05/30/2003
P4.05               ENLARGED FLOOR PLAN - LEVEL 5                            01/06/2003
P4.06               ENLARGED FLOOR PLAN - LEVEL 5                            01/06/2003
P4.07               ENLARGED FLOOR PLAN - LEVEL 5                            01/06/2003
P4.08               ENLARGED FLOOR PLAN - LEVEL 5                            01/06/2003
P4.09               ENLARGED FLOOR PLAN - LEVEL 5                            01/06/2003
P4.10               ENLARGED FLOOR PLAN - LEVEL 5                            01/06/2003
P5.01               PLUMBING SCHEDULE                                        05/30/2003
P5.02               PLUMBING SCHEDULE                                        05/30/2003
P5.03               PLUMBING SCHEDULE                                        05/30/2003
P5.04               PLUMBING SCHEDULE                                        05/30/2003
P5.05               PLUMBING SCHEDULES                                       05/30/2003
P5.06               PLUMBING SCHEDULES                                       05/30/2003
P5.07               PLUMBING SCHEDULES                                       05/30/2003
SS1.01              SECURITY SYSTEM SITE PLAN                                05/30/2003
SS0.01              LEGEND AND DRAWING LIST                                  05/30/2003



SS2.01.3            FLOOR PLAN LEVEL 1 - QUADRANT 3                          04/15/2003
SS2.01.3            FLOOR PLAN LEVEL 1 - QUADRANT 3                          05/30/2003
SS2.01.4            SECURITY SYSTEM FLOOR PLAN LEVEL 1 / QUADRANT 4          05/30/2003
SS2.02.2            FLOOR PLAN LEVEL 2 - QUADRANT 2                          05/30/2003
SS2.02.3            FLOOR PLAN LEVEL 2 - QUADRANT 3                          05/30/2003
SS2.02.4            FLOOR PLAN LEVEL 2 - QUADRANT 4                          05/30/2003
SS2.02.7            SECURITY SYSTEM FLOOR PLAN LEVEL 2 / QUADRANT 7          05/30/2003
SS2.03.2            FLOOR PLAN LEVEL 3 - QUADRANT 2                          05/30/2003
SS2.03.3            FLOOR PLAN LEVEL 3 - QUADRANT 3                          05/30/2002
SS2.03.4            FLOOR PLAN LEVEL 3 - QUADRANT 4                          05/30/2003
SS2.03.7            FLOOR PLAN LEVEL 3 - QUADRANT 7                          05/30/2003
SS2.04.1            FLOOR PLAN LEVEL 4 - QUADRANT 1                          05/30/2003
SS2.04.2            FLOOR PLAN LEVEL 4 - QUADRANT 2                          05/30/2003
SS2.04.3            FLOOR PLAN LEVEL 4 - QUADRANT 3                          05/30/2003
SS2.04.4            FLOOR PLAN LEVEL 4 - QUADRANT 4                          05/30/2003
SS2.04.5            SECURITY SYSTEM FLOOR PLAN LEVEL 4 / QUADRANT 5          05/30/2002
SS2.04.7            FLOOR PLAN LEVEL 4 - QUADRANT 7                          05/30/2003
SS2.05.1            FLOOR PLAN LEVEL 5 - QUADRANT 1                          05/30/2003
SS2.05.2            FLOOR PLAN LEVEL 5 - QUADRANT 2                          05/30/2003
SS2.05.3            FLOOR PLAN LEVEL 5 - QUADRANT 3                          05/30/2003
SS2.05.4            FLOOR PLAN LEVEL 5 - QUADRANT 4                          05/30/2003
SS2.05.5            FLOOR PLAN LEVEL 5 - QUADRANT 5                          05/30/2003
SS2.05.6            FLOOR PLAN LEVEL 5 - QUADRANT 6                          05/30/2003
SS2.05.7            FLOOR PLAN LEVEL 5 - QUADRANT 7                          05/30/2003
SS2.06.1            FLOOR PLAN LEVEL 6 - QUADRANT 1                          05/30/2003
SS2.06.2            FLOOR PLAN LEVEL 6 - QUADRANT 2                          05/30/2003
SS2.06.3            FLOOR PLAN LEVEL 6 - QUADRANT 3                          05/30/2003
SS2.06.4            FLOOR PLAN LEVEL 6 - QUADRANT 4                          05/30/2003
SS2.07.1            FLOOR PLAN LEVEL 7 - QUADRANT 1                          05/30/2003
SS2.07.2            FLOOR PLAN LEVEL 7 - QUADRANT 2                          05/30/2003
SS2.07.3            SECURITY SYSTEM FLOOR PLAN LEVEL 7 / QUADRANT 3          05/30/2003
SS2.07.4            SECURITY SYSTEM FLOOR PLAN LEVEL 7 / QUADRANT 4          05/30/2003
SS2.08.1            FLOOR PLAN LEVEL 8 - QUADRANT 1                          05/30/2003
SS2.08.2            FLOOR PLAN LEVEL 8 - QUADRANT 2                          05/30/2003
SS2.22              FLOOR PLAN LEVEL 2 - PARKING GARAGE                      05/30/2003
SS2.23              FLOOR PLAN LEVEL 3 - PARKING GARAGE                      05/30/2003
SS2.24              FLOOR PLAN LEVEL 4 PARKING GARAGE                        05/30/2003
SS8.01              CCTV ONE-LINE DIAGRAM                                    05/30/2003
SS8.02              ACCESS CONTROL ONE-LINE DIAGRAM                          05/30/2003
SS8.03              SECURITY DOOR DETAILS                                    05/30/2003
SS8.04              SECURITY SYSTEM RISER DIAGRAM                            05/30/2003
SS8.05              SECURITY SYSTEM CCTV CAMERA MOUNTING DETAILS             05/30/2003
SS8.06              SECURITY SYSTEM SURVEILLANCE ROOM EQUIPMENT DETAILS      05/30/2003
SC2.01              SMOKE CONTROL ZONE LEVEL 1                               04/15/2003
SC2.02              SMOKE CONTROL ZONE LEVEL 2                               04/15/2003
SC2.03              SMOKE CONTROL ZONE LEVEL 3                               04/15/2003
SC2.04              SMOKE CONTROL ZONE LEVEL 4                               04/15/2003



SC2.05              SMOKE CONTROL ZONE LEVEL 5                               04/15/2003
SC2.06              SMOKE CONTROL ZONE LEVEL 6                               04/15/2003
SC2.07              SMOKE CONTROL ZONE LEVEL 7                               04/15/2003
SC2.08              SMOKE CONTROL ZONE LEVEL 8                               04/15/2003
SC2.22              SMOKE CONTROL ZONE PARKING LEVEL 2                       04/15/2003
SC2.23              SMOKE CONTROL ZONE PARKING LEVEL 3                       04/15/2003
SC2.24              SMOKE CONTROL ZONE PARKING LEVEL 4                       04/15/2003
S0.01               COVER SHEET                                              05/30/2003
S0.02               GENERAL NOTES                                            05/30/2003
S2.01.2             FOUNDATION PLAN - QUAD 2                                 05/30/2003
S2.01.3             FOUNDATION PLAN - QUAD 3                                 05/30/2003
S2.01.4             FOUNDATION PLAN - QUAD 4                                 05/30/2003
S2.02.1             LEVEL 2 FRAMING PLAN QUAD 1                              03/17/2003
S2.02.2             LEVEL 2 FRAMING PLAN QUAD 2                              05/30/2003
S2.02.3             LEVEL 2 FRAMING PLAN QUAD 3                              05/30/2003
S2.02.4             LEVEL 2 FRAMING PLAN QUAD 4                              05/30/2003
S2.02.5             LEVEL 2 FRAMING PLAN QUAD 5                              05/30/2003
S2.02.6             LEVEL 2 FRAMING PLAN QUAD 6                              05/30/2003
S2.02.7             LEVEL 2 FRAMING PLAN QUAD 7                              05/30/2003
S2.02.8             LEVEL 2 FRAMING PLAN QUAD 8                              05/30/2003
S2.03.1             LEVEL 3 FRAMING PLAN QUAD 1                              05/30/2003
S2.03.2             LEVEL 3 FRAMING PLAN QUAD 2                              05/30/2003
S2.03.3             LEVEL 3 FRAMING PLAN QUAD 3                              05/30/2003
S2.03.4             LEVEL 3 FRAMING PLAN QUAD 4                              05/30/2003
S2.03.5             LEVEL 3 FRAMING PLAN QUAD 5                              05/30/2003
S2.03.6             LEVEL 3 FRAMING PLAN QUAD 6                              05/30/2003
S2.03.7             LEVEL 3 FRAMING PLAN QUAD 7                              05/30/2003
S2.03.8             LEVEL 3 FRAMING PLAN QUAD 8                              05/30/2003
S2.04.1             LEVEL 4 FRAMING PLAN QUAD 1                              05/30/2003
S2.04.2             LEVEL 4 FRAMING PLAN QUAD 2                              05/30/2003
S2.04.3             LEVEL 4 FRAMING PLAN QUAD 3                              05/30/2003
S2.04.4             LEVEL 4 FRAMING PLAN QUAD 4                              05/30/2003
S2.04.5             LEVEL 4 FRAMING PLAN QUAD 5                              05/30/2003
S2.04.6             LEVEL 4 FRAMING PLAN QUAD 6                              05/30/2003
S2.04.7             LEVEL 4 FRAMING PLAN QUAD 7                              05/30/2003
S2.04.8             LEVEL 4 FRAMING PLAN QUAD 8                              05/30/2003
S2.04.9             LEVEL 4 FRAMING PLAN QUAD 9                              05/30/2003
S2.05.1             LEVEL 5 FRAMING PLAN QUAD 1                              05/30/2003



S2.05.2             LEVEL 5 FRAMING PLAN QUAD 2                              05/30/2003
S2.05.3             LEVEL 5 FRAMING PLAN QUAD 3                              05/30/2003
S2.05.4             LEVEL 5 FRAMING PLAN QUAD 4                              05/30/2003
S2.05.5             LEVEL 5 FRAMING PLAN QUAD 5                              05/30/2003
S2.05.6             LEVEL 5 FRAMING PLAN QUAD 6                              05/30/2003
S2.05.7             LEVEL 5 FRAMING PLAN QUAD 7                              05/30/2003
S2.05.8             LEVEL 5 FRAMING PLAN QUAD 8                              05/30/2003
S2.05.9             LEVEL 5 FRAMING PLAN QUAD 9                              05/30/2003
S2.06.1             LEVEL 6 FRAMING PLAN QUAD 1                              05/30/2003
S2.06.2             LEVEL 6 FRAMING PLAN QUAD 2                              05/30/2003
S2.06.3             LEVEL 6 FRAMING PLAN QUAD 3                              05/30/2003
S2.06.4             LEVEL 6 FRAMING PLAN QUAD 4                              05/30/2003
S2.06.5             LEVEL 6 FRAMING PLAN QUAD 5                              05/30/2003
S2.06.6             LEVEL 6 FRAMING PLAN QUAD 6                              04/15/2003
S2.06.6             LEVEL 6 FRAMING PLAN QUAD 6                              05/30/2003
S2.06.6.1           LEVEL 6 FRAMING PLAN - QUADRANT 6                        05/30/2003
S2.06.6.2           LEVEL 6 FRAMING PLAN - QUADRANT 6                        05/30/2003
S2.06.7             LEVEL 6 FRAMING PLAN QUAD 7                              05/30/2003
S2.07.1             LEVEL 7 FRAMING PLAN QUAD l                              05/30/2003
S2.07.2             LEVEL 7 FRAMING PLAN QUAD 2                              05/30/2003
S2.07.3             LEVEL 7 FRAMING PLAN QUAD 3                              05/30/2003
S2.07.3.1           ELEVATOR MACHINE ROOM FLOOR FRAMING PLAN QUADRANT 3      05/30/2003
S2.07.4             LEVEL 7 FRAMING PLAN QUAD 4                              05/30/2003
S2.07.4.1           ELEVATOR MACHINE ROOM FLOOR FRAMING PLAN QUADRANT 4      05/03/2003
S2.08.1             LEVEL 8 FRAMING PLAN QUAD 1                              05/30/2003
S2.08.2             LEVEL 8 FRAMING PLAN QUAD 2                              05/30/2003
S2.08.3             LEVEL 8 FRAMING PLAN - QUADRANT 3                        05/30/2003
S2.08.4             Roof Framing Plan Quadrant 4                             05/30/2003
S2.09.1             ROOF FRAMING PLAN QUAD 1                                 05/30/2003
S2.09.2             ROOF FRAMING PLAN QUAD 2                                 05/30/2003
S2.09.2.1           ELEVATOR MACHINE ROOM FLOOR FRAMING PLAN QUADRANT 2      05/30/2003
S2.10               Roof Steel Deck Elevations Plan                          03/17/2003
S2.10.1             ROOF FRAMING PLAN - QUADRANT 1                           05/30/2003
S2.10.2             ROOF FRAMING PLAN - QUADRANT 2                           05/30/2003
S2.11               ROOF STEEL DECK ELEVATIONS PLAN                          05/30/2003
S2.12               ROOF STEEL DECK ELEVATIONS PLAN                          05/30/2003
S3.01               BRACING ELEVATIONS                                       05/30/2003
S3.02               BRACING ELEVATIONS                                       05/30/2003
S3.03               BRACING ELEVATIONS                                       05/30/2003
S3.04               BRACING ELEVATIONS                                       05/30/2003
S3.05               BRACING ELEVATIONS                                       05/30/2003
S3.06               BRACE ELEVATIONS                                         05/30/2003
S3.07               BRACE ELEVATIONS                                         05/30/2003



S5.01               SECTIONS AND ELEVATIONS                                  05/30/2003
S5.02               SECTIONS AND ELEVATIONS                                  05/30/2003
S5.03               SECTIONS AND ELEVATIONS                                  05/30/2003
S5.04               SECTIONS AND ELEVATIONS                                  05/30/2003
S5.05               SECTIONS AND ELEVATIONS                                  05/30/2003
S5.05               SECTIONS AND DETAILS                                     03/21/2003
S5.06               SECTIONS AND ELEVATIONS                                  05/30/2003
S5.07               Sections & Details                                       05/30/2003
S5.08               SECTIONS AND DETAILS                                     05/30/2003
S5.09               SECTIONS AND DETAILS                                     05/30/2003
S5.10               SECTIONS AND DETAILS                                     05/30/2003
S6.01               PILE CAP DETAILS                                         05/30/2003
S6.02               PILE CAP DETAILS                                         05/30/2003
TS0.01              TELECOM SYSTEM LEGEND AND DRAWING LIST                   05/30/2003
TS1.01              TELECOM/SPECIAL SYSTEMS SITE PLAN                        05/30/2003
TS2.01.3            TELECOM SYSTEM FLOOR PLAN LEVEL - QUADRANT 3             05/30/2003
TS2.01.4            TELECOM SYSTEM FLOOR PLAN LEVEL - QUADRANT 4             05/30/2003
TS2.02.2            TELECOM SYSTEM FLOOR PLAN LEVEL 2 - QUADRANT 2           05/30/2003
TS2.02.3            TELECOM SYSTEM FLOOR PLAN LEVEL 2 - QUADRANT 3           05/30/2003
TS2.02.4            TELECOM SYSTEM FLOOR PLAN LEVEL 2 - QUADRANT 4           05/30/2003
TS2.02.7            TELECOM SYSTEM FLOOR PLAN LEVEL 2 / QUADRANT 7           05/30/2003
TS2.03.2            TELECOM SYSTEM FLOOR PLAN LEVEL 3 - QUADRANT 2           05/30/2003
TS2.03.3            TELECOM SYSTEM FLOOR PLAN LEVEL 3 - QUADRANT 3           05/30/2003
TS2.03.4            TELECOM SYSTEM FLOOR PLAN LEVEL 3 - QUADRANT 4           05/30/2003
TS2.03.7            TELECOM SYSTEM FLOOR PLAN LEVEL 3 - QUADRANT 7           05/30/2003
TS2.04.1            TELECOM SYSTEM FLOOR PLAN LEVEL 4 - QUADRANT 1           05/30/2003
TS2.04.2            TELECOM SYSTEM FLOOR PLAN LEVEL 4 - QUADRANT 2           05/30/2003
TS2.04.3            TELECOM SYSTEM FLOOR PLAN LEVEL 4 - QUADRANT 3           05/30/2003
TS2.04.4            TELECOM SYSTEM FLOOR PLAN LEVEL 4 - QUADRANT 4           05/30/2003
TS2.04.6            TELECOM SYSTEM FLOOR PLAN LEVEL 4 - QUADRANT 6           01/06/2003



TS2.04.7            TELECOM SYSTEM FLOOR PLAN LEVEL 4 - QUADRANT 7           05/30/2003
TS2.05.1            TELECOM SYSTEM FLOOR PLAN LEVEL 5 - QUADRANT 1           05/30/2003
TS2.05.2            TELECOM SYSTEM FLOOR PLAN LEVEL 5 - QUADRANT 2           05/30/2003
TS2.05.3            TELECOM SYSTEM FLOOR PLAN LEVEL 5 - QUADRANT 3           05/30/2003
TS2.05.4            TELECOM SYSTEM FLOOR PLAN LEVEL 5 - QUADRANT 4           05/30/2003
TS2.05.5            TELECOM SYSTEM FLOOR PLAN LEVEL 5 - QUADRANT 5           05/30/2003
TS2.05.6            TELECOM SYSTEM FLOOR PLAN LEVEL 5 - QUADRANT 6           05/30/2003
TS2.05.7            TELECOM SYSTEM FLOOR PLAN LEVEL 5 - QUADRANT 7           05/30/2003
TS2.06.1            TELECOM SYSTEM FLOOR PLAN LEVEL 6 - QUADRANT 1           05/30/2003
TS2.06.2            TELECOM SYSTEM FLOOR PLAN LEVEL 6 - QUADRANT 2           05/30/2003
TS2.06.3            TELECOM SYSTEM FLOOR PLAN LEVEL 6 - QUADRANT 3           05/30/2003
TS2.06.4            TELECOM SYSTEM FLOOR PLAN LEVEL 6 - QUADRANT 4           05/30/2003
TS2.07.1            TELECOM SYSTEM FLOOR PLAN LEVEL 7 - QUADRANT 1           05/30/2003
TS2.07.2            TELECOM SYSTEM FLOOR PLAN LEVEL 7 - QUADRANT 2           05/30/2003
TS2.07.3            TELECOM SYSTEM FLOOR PLAN LEVEL 7 / QUADRANT 3           05/30/2003
TS2.07.4            TELECOM SYSTEM FLOOR PLAN LEVEL 7 / QUADRANT 4           05/30/2003
TS2.08.1            TELECOM SYSTEM FLOOR PLAN LEVEL 8 - QUADRANT 1           05/30/2003
TS2.08.2            TELECOM SYSTEM FLOOR PLAN. LEVEL 8 - QUADRANT 2          05/30/2003
TS2.22              TELECOM SYSTEM FLOOR PLAN LEVEL 2 PARKING GARAGE         05/30/2003
TS2.23              TELECOM SYSTEM FLOOR PLAN LEVEL 3 PARKING GARAGE         05/30/2003
TS2.24              TELECOM SYSTEM FLOOR PLAN LEVEL 4 PARKING GARAGE         05/30/2003
TS3.01.4            TELECOM SYSTEM EAST IDF ENLARGED PLAN LEVEL 1-QUADRANT 4 01/06/2003
TS3.02.4            TELECOM SYSTEM EAST ENLARGED IDF PLAN LEVEL 2-QUADRANT 4 05/30/2003



TS3.03.4            TELECOM SYSTEM EAST ENLARGED IDF PLAN LEVEL 3-QUADRANT 4 01/06/2003
TS3.04.1            TELECOM SYSTEM ENLARGED IDF PLAN LEVEL 4 / QUADRANT 1    05/30/2003
TS3.04.2            TELECOM SYSTEM WEST ENLARGED IDF PLAN LEVEL 4-QUADRANT 2 04/15/2003
TS3.04.21           TELECOM SYSTEM WEST ENLARGED SERVICE ENTRY PLAN LEVEL 4  05/30/2003
                    - QUADRANT 2
TS3.04.22           TELECOM SYSTEM WEST ENLARGED MDF/IDF/MIS/SDS PLAN LEVEL  05/30/2003
                    4 / QUADRANT 2
TS3.04.23           TELECOM SYSTEM WEST ENLARGED MDF/IDF/MIS/SDS PLAN LEVEL  05/30/2003
                    4 / QUADRANT 2
TS3.04.3            TELECOM SYSTEM EAST ENLARGED IDF PLAN LEVEL 4/QUADRANT 3 05/30/2003
TS3.04.4            TELECOM SYSTEM EAST ENLARGED IDF PLAN LEVEL 4-QUADRANT 4 05/30/2003
TS3.05.2            TELECOM SYSTEM WEST ENLARGED IDF PLAN LEVEL 5-QUADRANT 2 04/15/2003
TS3.05.2            TELECOM SYSTEM WEST ENLARGED IDF PLAN LEVEL 5-QUADRANT 2 05/30/2003
TS3.05.21           TELECOM SYSTEM WEST ENLARGED MDF PLAN LEVEL 5-QUADRANT   01/06/2003
                    2
TS3.05.4            TELECOM SYSTEM EAST ENLARGED IDF PLAN LEVEL 5-QUADRANT 4 05/30/2003
TS3.05.4            TELECOM SYSTEM WEST ENLARGED IDF/CASINO PLAN LEVEL 5 -   01/06/2003
                    QUADRANT 5
TS3.05.5            TELECOM SYSTEM WEST ENLARGED IDF/CASINO PLAN LEVEL 5 /   05/30/2003
                    QUADRANT 5
TS3.05.6            TELECOM SYSTEM WEST ENLARGED IDF/CASINO PLAN LEVEL 5 -   05/30/2003
                    QUADRANT 6
TS3.05.7            TELECOM SYSTEM EAST ENLARGED IDF PLAN LEVEL 5-QUADRANT 7 05/30/2003
TS3.06.2            TELECOM SYSTEM WEST ENLARGED IDF PLAN LEVEL 6-QUADRANT 2 01/06/2003
TS3.06.4            TELECOM SYSTEM EAST ENLARGED IDF PLAN LEVEL 6-QUADRANT 4 01/06/2003
TS3.07.2            TELECOM SYSTEM WEST ENLARGED IDF PLAN LEVEL 7-QUADRANT 2 01/06/2003
TS3.08.2            TELECOM SYSTEM WEST ENLARGED IDF PLAN LEVEL 8- QUADRANT  01/06/2003
                    2
TS8.01              TELECOM SYSTEM ONE-LINE DIAGRAM                          05/30/2003
TS8.02              TELECOM SYSTEM DETAILS                                   05/30/2003
TS8.03              TELECOM SYSTEM GUEST ROOM DETAILS                        05/30/2003
TS1.01              TELECOM/SPECIAL SYSTEM SITE PLAN                         02/28/2003


        EXHIBIT C - SCHEDULE OF VALUES and QUALIFICATIONS and ASSUMPTIONS

                                                      Centex             Centex             Centex  Estimate/Bid
                                                      Estimate/Bid       Estimate/Bid       Packages
              Description                             Packages           Packages           Aug 25, 2003
                                                      Feb 4, 2003        May 30, 2003

1000          General Conditions                      $6,200,966         $8,436,222         $6,987,151
              Pre-Construction Services               w/gen cond         $349,000           $349,000
1000          Hoisting provided by CCC - Temp.        $0                 $387,450           $487,450
              Elevators
              Ruidoso Paving Company - Site work      $4,245,485         $10,845,565        $10,987,259
              Package
              Demolition                              w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
2110          Filter Fabric                           w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
2111          Clearing and Grubbing                   W/RUIDOSO paving   w/ruidoso paving   w/ruidoso paving
              Grading/Mass Excavation and Backfill    w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
              Retaining Wall Layered & Stepped        w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
              Backfill
              Erosion Control                         w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
2121          Rip Rap Surface Treatment               w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
2130          Storm Sewer Pipe Installations          w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
2150          Tree Retention and Protection           w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
2220          Earthwork - Building Structural         w/Capform          w/Capform          w/Capform
              Excavation
              Termite Treatment                       w/Capform          w/Capform          w/Capform
2221          Trenching Backfilling and Compaction    w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
2235          Jacking and Boring                      w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
              Becho Incorporated - Drilled Piers      $1,481,260         $2,555,825         $2,576,337
2380          Caissons                                w/becho inc.       w/becho inc.       w/becho inc.
2504          Subgrade Preparation                    w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
2510          Crushed Aggregate Base Course           w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
2520          Asphaltic Concrete Surface Course & C&G w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
              Unit Pavers/Stone Pavers                $148,829           w/stained/stamped  w/stained/stamped
2550          Concrete Sidewalks - gray concrete      $112,020           $112,020           $187,020
              (22,404 SF)
              Walkway Path by the Lake                w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
              Garage Perimeter Closure Lid Detail     $45,955            $45,955            $70,955
              (5'wide x 1313 LF)
              Site Utilities-Storm/Water/Sanitary     w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
2685          Gas Distribution System                 w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
2713          Water Systems                           w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
2722          Sanitary Sewer Systems                  w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
2751          Process Pipe Systems                    w1ruidoso paving   w/ruidoso paving   w/ruidoso paving
2810          Irrigation System                       $179,998           w/landscaping      w/landscaping
2831          Chain Link Fences and Gates             $11,331            $11,331            $11,331
2860          Site Furnishings                        $94,100            $94,100            $55,100



              Tennis Courts and Volleyball Court      $0                 $74,000            $74,000
2920          Soil Prep and Fine Grading              w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
2921          Imported Topsoil                        w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
2930          Sodding                                 w/landscaping      w/landscaping      w/landscaping
2931          Seeding and Mulching                    w/landscaping      w/landscaping      w/landscaping
2950          Landscaping                             $558,235           $442,000           $442,000
2970          Landscape maintenance                   w/landscaping      w/landscaping      w/landscaping
              Light Pole Bases/Pipe Bollards          $38,700            w/mills electric   w/mills electric
              New Site Retaining Walls                $0                 $188,880           $263,880
              Road Metal Guard Rails - New and        $0                 $21,450            $21,450
              Relocate
              Capform - Concrete Work Building Only   $6,750,912         $11,000,747        $11,131,644
              Mechanical Equip Pads (for Southland    $0                 $25,000            $25,000
              work)
              Concrete Hoisting                       $0                 w/Capform          w/Capform
              Grout Elevator Sills                    $0                 $4,000             $4,000
3100          Concrete Forms and Accessories          w/Capform          w/Capform          w/Capform
3200          Concrete Reinforcement                  w/Capform          w/Capform          w/Capform
3300          Concrete                                w/Capform          w/Capform          w/Capform
3331          Cast in Place Architectural Concrete    w/Capform          w/Capform          w/Capform
3360          Stamped & Colored Conc - @ Spa Area     $67,500            $67,500            $92,500
3360          Stamped & Colored Conc - @ Verandas by  $79,728            $33,792            $58,792
              Water Garden
3360          Stained Conc @ Casino Drop-off/Sports   w/above            $40,976            $65,976
              Bar/Conv Ctr
3360          Stained Conc @ Outside Pool Areas       w/above            $34,160            $34,160
3360          Stained Conc @ Circular Drive           w/above            $160,000           $210,000
              Gate Concrete- Hollow Core Planks &     $1,578,563         $1,087,495         $1,092,495
              Arch Precast
3410          Precast Structural Concrete             w/gate concrete    w/gate concrete    w/gate concrete
              Coreslab Structures - Vertical          $897,072           $501,445           $508,945
              Structural Precast
3450          Architectural Precast Concrete-Plant    w/coreslab         w/coreslab         w/coreslab
              Cast
3490          Glass Fiber Reinforced Concrete         w/les files drywallw/les file drywall w/les file drywall
3740          Dry Pack Concrete                       w/gate concrete    w/gate concrete    w/gate concrete
4200          Unit Masonry                            $61,995            $116,055           $166,055
4430          Simulated Stone                         with les file      with les file      with les file
                                                      drywall            drywall            drywall
4720          Cast Stone                              with les file      with les file      with les file
                                                      drywall            drywall            drywall
4810          Unit Masonry Assemblies                 w/masonry          w/masonry          w/masonry
              Interior Simulated Stone work           $0                 w/drywall          w/drywall
5120          Am-Fab - Structural Steel Scope of      $15,626,062        $16,408,867        $16,436,367



              work(w/some met
5210          Steel Joists                            w/struct steel     w/struct steel     w/struct steel
5310          Steel deck                              w/struct steel     w/struct steel     w/struct steel
5400          Light Gage Metal Framing                w/les file drywall w/les file drywall w/les file drywall
5500          Metal Fabrications/Expansion Joint      $996,488           $973,900           $1,223,900
              Covers - allowance
5511          Metal Stairs                            w/misc metals      w/misc metals      w/misc metals
5521          Pipe and Tube Railings                  w/misc metals      w/misc metals      w/misc metals
5530          Gratings                                w/misc metals      w/misc metals      w/misc metals
5580          Sheet Metal Fabrications/Expansion      w/misc metals      w/misc metals      w/misc metals
              Joint Covers
5721          Ornamental Metals                       $1,544,633         w/amfab            w/amfab
6100          Rough Carpentry                         $159,600           $100,000           $125,000
6200          Finish Carpentry / Millwork / Casework  $4,703,432         $3,000,000         $3,087,382
              Acrovyn Panels (45,000sf)               w/millwork         $326,100           $326,100
              Display Climate Controlled Wine Vault   $43,120            $43,120            $43,120
6401          Exterior Architectural Woodwork         w/millwork         w/millwork         w/millwork
6402          Interior Architectural Woodwork         w/millwork         w/millwork         w/millwork
6650          Solid Polymer Fabrications              w/millwork         w/millwork         w/millwork
7100          Waterproofing Systems / Traffic Topping $1,302,951         $701,676           $801,676
7132          Elastomeric Sheet Waterproofing         w/wtrprfng         w/wtrprfng         w/wtrprfng
7160          Bituminous Dampproofing                 w/wtrprfng         w/wtrprfng         w/wtrprfng
7210          Building Insulation                     w/drywall          w/drywall          w/drywall
7241          Soffit Coating                          w/les file drywall w/les file drywall w/les file drywall
7242          Exterior Insulation and Finish System-  w/les file drywall w/les file drywall w/les file drywall
              Class PM
              Clayton Coatings - Sprayed FP and       $3,936,250         $4,071,548         $4,123,754
              Intumescent FP
7251          Sprayed on Fireproofing                 w/clayton coatings w/clayton coatings w/clayton coatings
7260          Intumescent Fireproofing                w/clayton coatings w/clayton coatings w/clayton coatings
7270          Firestopping                            w/trades           w/trades           w/trades
7526          SBS-Modified Bituminous Sheet Roofing   w/metal roofing    w/metal roofing    w/metal roofing
7600          Flashing and Sheetmetal                 w/metal roofing    w/metal roofing    w/metal roofing
7610          Earl F. Douglas - Metal                 $2,623,312         $2,290,548         $2,290,548
              Roofing/Modified Roof Scope
7720          Roof Accessories and Roof Hatches       w/metal roofing    w/metal roofing    w/metal roofing
7901          Joint Sealants                          $148,500           $100,000           $150,000
8110          Steel Doors and Frames & Timelox        $1,266,580         $1,306,000         $1,356,000
8212          Stile and rail Wood Doors               w/stl drs & frms   w/stl drs & firms  w/stl drs & frms
8300          Elevator Door Smoke Containment System  $0                 $450,000           $450,000
8305          Access Doors/Frames                     $15,337            $15,337            $15,337



8331          Overhead Coiling Doors                  $61,441            $20,900            $45,900
8361          Sectional Overhead Doors                w/above            w/above            w/above
8410          Aluminum Entrances and Storefront       w/glass & glazing  w/glass & glazing  w/glass & glazing
8450          All-Glass Entrances and Storefront      w/glass & glazing  w/glass & glazing  w/glass & glazing
8460          Automatic Entrance doors                w/glass & glazing  w/glass & glazing  w/glass & glazing
8554          Casement Wood Windows                   w/glass & glazing  w/glass & glazing  w/glass & glazing
8710          Door Hardware                           w/stl drs & frms   w/stl drs & frms   w/stl drs & frms
              Timelox Card Reader Allowance           w/stl drs & frms   w/stl drs & frms   w/stl drs & frms
8800          Glazing/Mirrors                         w/glass & glazing  w/glass & glazing  w/glass & glazing
8911          Glazed Aluminum Curtain Walls           $1,187,683         $2,900,000         $2,900,000
              Traffic/Impact Doors                    $19,200            $19,200            $19,200
              Special Doors - Balanced Revolving Dr @ $20,000            $20,000            $20,000
              nite club
              Balcony Doors                           w/stl drs & frms   w/stl drs & frms   w/stl drs & frms
              Ornamental Misc Glass                   w/glass & glazing  w/glass & glazing  w/glass & glazing
9200          Fiber Reinforced Stucco                 w/les file drywall w/les file drywall w/les file drywall
9210          Synthetic Wall Coating(Over Portland    w/les file drywall w/les file drywall w/les file drywall
              Cement Plaster)
9255          Gypsum Board Assemblies &Painting       $6,791,764         $8,965,000         $9,040,000
9263          Gypsum Board Shaft Wall Assemblies      with drywall       with drywall       with drywall
9300          Tile (mosaic & Stone)                   $3,602,931         $3,100,000         $3,100,000
9310          Ceramic Tile                            w/tile above       w/tile above       w/tile above
9512          Acoustical Tile Ceilings                with drywall       with drywall       with drywall
              Cork 2' by 2' Ceiling System            w/carpet           w/carpet           w/carpet
9651          Resilient Tile Flooring                 w/carpet           w/carpet           w/carpet
9680          Carpet                                  w/carpet           w/carpet           w/carpet
9690          Carpet Tile                             $1,110,071         $1,529,574         $1,604,574
              Wood Flooring/Cork Flooring/Bamboo      w/carpet           w/carpet           w/carpet
              Flooring & Base
              Sealed Concrete Floor                   w/carpet           w/carpet           w/carpet
              Epoxy Floor                             w/carpet           w/carpet           w/carpet
9841          Acoustical Wall Panels                  $163,800           $54,000            $154,000
9910          Paint and Wall Covering                 with drywall       with drywall       with drywall
9920          Pavement Markings                       w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
9931          Exterior Wood Stains                    with drywall       with drywall       with drywall
9950          Wall Coverings                          with drywall       with drywall       with drywall
9960          High-Performance Coatings
9970          Coatings for Welded Steel Water Storage
              Tanks
              Special Flooring (wood, cork, epoxy)    w/above items      w/above items      w/above items
10100         Visual Display Boards                   $6,646             $6,646             $6,646
10155         Toilet Compartments                     w/toilet access    w/toilet access    w/toilet access
10200         Louvers and Vents                       $80,000            $80,000            $80,000
10270         Raised Access Flooring                  $321,300           $234,200           $234,200
10425         Signs - Life Safety/Code required Only  $75,000            $75,000            $75,000
              - allowance



              Interior Signage - allowance            $0                 $275,000           $275,000
              Site Wayfinding Signage - allowance     $0                 $100,000           $100,000
10505         Metal Lockers/Wood Lockers              $34,125            $34,125            $34,125
10522         Fire Extinguishers, Cabinets, and       $19,600            $19,600            $44,600
              Accessories
10605         Wire Mesh Partitions                    $75,000            $75,000            $75,000
10650         Operable Walls                          $607,500           $919,500           $919,500
10653         Fire Rated Operable Panel Partitions    w/above            w/above            w/above
10750         Telephone Specialties                   $30,000            $30,000            $30,000
10800         Toilet and bath Accessories             $255,492           $433,785           $458,785
11132         Projection Screens                      $0                 $30,000            $30,000
11150         Parking Control Equipment               $12,500            $12,500            $12,500
11160         Loading Dock equipment                  $30,000            $10,000            $10,000
11172         Waste Compactors                        $0                 $35,000            $35,000
11310         Submersible Sewage pumps                $5,800             w/ruidoso paving   w/ruidoso paving
11400         Food Service Equipment                  $2,675,000         $2,115,000         $2,115,000
11400         Food Service Equipment - Equipment Pads w/above            $20,000            $20,000
              Mini Bars @ Guestrooms                  $0                 FF&E by Owner      FF&E by Owner
              Fire Place Equipment & Accessories      $0                 $22,500            $22,500
              Allowance - 3 each
              Theater & Stage Equipment               $50,000            $50,000            $50,000
12670         Entrance Mats                           $11,743            $11,743            $11,743
13038         Saunas and Steam Rooms                  $80,000            $80,000            $80,000
13150         Swimming Pool and Spa Water Features    $508,655           $1,688,000         $1,688,000
13151         Swimming Pool Excavation                w/pool above       w/pool above       w/pool above
13152         Swimming Pool Concrete                  w/pool above       w/pool above       w/pool above
13153         Swimming Pool Shot-Crete                w/pool above       w/pool above       w/pool above
13154         Swimming Pool Ceramic Tile              w/pool above       w/pool above       w/pool above
13155         Swimming Pool Plaster                   w/pool above       w/pool above       w/pool above
13156         Swimming Pool Equipment                 w/pool above       w/pool above       w/pool above
13157         Swimming pool Mechanical                w/pool above       w/pool above       w/pool above
13158         Swimming Pool Electrical                w/pool above       w/pool above       w/pool above
13433         Lift Station Pump Control panel         w/ruidoso paving   w/ruidoso paving   w/ruidoso paving
              250,000 Gal Water Storage Tank & Piping $341,900           w/ruidoso          w/ruidoso
              System
              Boat House Structures                   $119,500           $119,500           $119,500
              Sewage Treatment Plan Option #2         $1,300,000         $1,300,000         $1,300,000
              Precast Planters                        $40,000            $40,000            $40,000
              Water Features & Structure Allowance @  $500,000           $500,000           $500,000
              Grand Stairs
              Water Features & Structure Allowance @  $250,000           $375,000           $375,000
              Circular Dr.
              Water Features & Structure Allowance @  $250,000           $250,000           $250,000
              Water Gardens
              Water Features Equipment Vault          $25,000            $25,000            $25,000



              Recondition Entrance Tunnel             $11,476            $11,476            $24,476
              Snow Melt System                        $405,684           $0                 $0
              Otis Elevator - Elevators               $1,807,000         $1,473,200         $1,473,200
              Temporary Use of Permanent Elevators    w/otis elevator    w/otis elevator    w/otis elevator
              for Hoisting
14210         Electric Traction Elevators             w/otis elevators   w/otis elevators   w/otis elevators
14240         Hydraulic Elevators                     w/otis elevators   w/otis elevators   w/otis elevators
14560         Chutes                                  w/southland        w/southland        w/southland
15000         Southland Industries - HVAC and Plumbing$16,231,261        $19,437,220        $19,437,220
15500         North Texas Fire PROTECTION             $1,890,106         $1,890,106         $1,884,927
16000         Mills Electrical                        $20,928,067        $18,989,092        $19,015,433
              Marquee Lighting Allowance              $0                 $75,000            $75,000
              VALUE ENGINEERING ACCEPTED ON AUG 13, 2 $0                 -$14,037,451       -$18,887,173

              Sub Total                               120,265,334        124,505,699        119,979,759
              Owners Protective Liability Insurance   0                  0                  0
              Building Permit Allowance               0                  0                  0
079078        Casualty Insurance                      1,064,808          1,108,811          1,017,942
1.003849      Builder's Risk                          568,279            589,697            545,468
              Payment and Performance Bond            609,649            609,649            541,540
1.10%         Subcontractor Payment and Performance   1,254,708          1,268,663          1,198,723
              Bond/Subguard
              AGC & ABC Fee                           38,869             38,869             35,257

              Construction Costs                      123,801,647        128,121,389        123,318,689
0.00%         Tribal Tax                              0                  0                  0
              Design Fees                             5,422,474          6,442,971          6,442,971
0.0065        IT/Safety Program                       875,243            911,413            836,721

              Subtotal                                130,099,364        135,475,773        130,598,381
0.00%         Contractor's Contingency                0                  0                  0
3.50%         General Contractor's Fee                4,553,478          4,741,652          4,570,943

              TOTAL                                   134,652,842        140,217,425,       135,169,324


                      INN OF THE MOUNTAIN GODS HOTEL CASINO
                              MESCALERO, NEW MEXICO

                          QUALIFICATIONS & ASSUMPTIONS
                                SEPTEMBER 5, 2003

GENERAL REQUIREMENTS:

o The Contract Sum includes all accepted cost reductions marked with an "A" in Exhibit G. With respect to VE Scope Additions, the Contract Sum and Scheduled Completion Date are based on receiving all design decisions related to the stated area and approval to proceed with final design and construction from the Owner on or before the dates set forth in column A below. Should these items be added to the scope on or before the dates set forth in Column B above, the Change Orders will not include additional General Conditions. The Scheduled Completion Date will not be extended, but the Contract Sum will be increased by Change Order in connection with reduced construction efficiency, rework, and other additional costs if the Owner does not provide design decisions and approval to proceed with final design and construction on or before the dates set forth in column B below:


  Description     Item                 A                                 B
                  No.
                                                                             Amount: TBD
                                                                            within 30 days
                                                      Date: TBD within 30    of Execution
                            TBD within 30 days of     ays of execution of       of D/B
                          execution of D/B Agreement     D/B Agreement         Agreement
  Vista            28
  Lounge
-------------------------------------------------------------------------------------------
  Convention       78                 "                                           "
  Center
-------------------------------------------------------------------------------------------
  7th and 8th      79                 "                                           "
  Floor Guest
  Rooms
-------------------------------------------------------------------------------------------
  Exterior         109                "                                           "
  Pools
-------------------------------------------------------------------------------------------
  Boathouse        128                "                                           "
-------------------------------------------------------------------------------------------
  Casino High      154                 "                                          "
  Limits
-------------------------------------------------------------------------------------------
  Spa              261                 "                                          "
-------------------------------------------------------------------------------------------
  Casual           264                "                                           "
  Dining/Kitchen
--------------------------------------------------------------------------------------------


                                       i


  Wastewater       265                "                                           "
  Treatment
  Plant
--------------------------------------------------------------------------------------------
  Health           289                "                                           "
  Club/Pool
--------------------------------------------------------------------------------------------
  Carpet &        313/4
  WIC
--------------------------------------------------------------------------------------------

o The Design Narrative is superseded by the Drawings and Specifications in Exhibit B and accepted value engineering items in Exhibit G except where referenced in the drawings.

o Owner will provide testing laboratory services and overtime for testing laboratory services. The costs of third party inspections are not included in the Contract Sum.

o    Final Property Survey is not included in the Contract Sum.

o All New Mexico State Gross Receipts Tax, Tribal Tax, and other taxes are excluded from the Contract Sum. Other than gross receipt taxes paid prior to August 2003, which are disputed with the State of New Mexico, the Contract Sum shall include any avoidable taxes improperly or erroneously paid, and Design/Builder is responsible for obtaining any refunds of those taxes without reimbursement from the Owner.

o Design/Builder is not responsible for the costs of repairs to existing roadways caused by wear and tear related to construction activities; however, Design/Builder will repair damage to the Route 6 and Route 4 adjacent to the temporary batch plant. Design/Builder will repair any damage to roadways caused by Design/Builder's or its subcontractors' negligence.

o All water, sewer, gas, and electrical utility costs are excluded from the Contract Sum and will be paid directly by the Owner.

ALLOWANCES:

o    See Exhibit "D".


SITEWORK

o Topsoil will be stripped and stock piled on site for reuse in Landscape work. Material will be imported only if stocked quantity is insufficient.

o Walkway/Pedestrian Path around the Lake is excluded from the Contract Sum other than in the front of the hotel.

o Fire lane directly in front of the new Resort is included in the Contract Sum. No new fire lines will be provided for the preexisting facilities.

o    Any testing of existing wells is excluded.

o Removal or credit for temporary irrigation pump feeding the Golf Course are excluded from the Contract Sum.

FOUNDATION

o Additional foundations for the Plaza and Grand Hall features are not included in the Contract Sum. Provisions have been made within the structural design to carry the anticipated loads.

BUILDING EXTERIOR

o All exterior clad wood windows and doors have been priced as aluminum (Kawneer 2000T) in the Contract Sum.

INTERIORS

o Simplification of Buffet areas and Casino Ceiling: Owner and Design/Builder will agree within 30 days of the execution of the Agreement on the specifics of this VE item, giving due consideration to the design aesthetic.

o Design/Builder has included FRP wall panels in lieu of Acrovyn wall panels in the kitchen areas in the Contract Sum.

o Design/Builder has excluded all work to Vista Lounge and Bar. This area is carpeted and open to the Quiet Lounge area with finishes to match.

o Design/Builder has excluded the eight (8) Vending areas shown on levels that have a telephone room (utilize telephone room for vending);

o Design/Builder has excluded all access to L6 Unassigned space at Hotel East in the Contract Sum. In wall framing for future doorways will be provided.
     o Design/Builder has excluded finishes to all Storage areas (ACT ceiling remains) in the Contract Sum. Walls are tape & bed only with no paint, rubber base at floor remains.

o Design/Builder has included sealed concrete floor, painted walls and painted exposed ceiling structure to Exhibition Room (previously Convention Center) in the Contract Sum.

o Timelox/Card Reader is being provided as part of the Contract Sum by Design/Builder as battery-operated, door mounted stand alone units. No wall mounted keypads, associated relays or power supplies have been included in the Contract Sum. All Timelox cardkey encoding hardware and lock programming devices are excluded from the Contract Sum.

o Design/Builder has included 167,000 SF of 2' x 4' ACT with R-19 insulation in the 4th Floor garage ceilings below the occupied space in the Contract Sum.

SPECIALTIES

o    No flagpoles included in the Contract Sum.
o    No marker boards included in the Contract Sum.
o    No TV mounting brackets included in the Contract Sum.
o    All Mini bars and Wine Chillers are excluded from the Contract Sum.

ELECTRICAL

o Back of house lighting is included as shown and emergency battery packs are included in the casino, stairwells, and exit lights. All emergency lighting will be served by the generator.

o    Design/Builder has included 400 security cameras in the Contract Sum.

o Programming of CCTV system is to be provided by Owner ( Topps ); the turnkey system hardware is included in the Contract Sum.

o Design/Builder has included five ( 5 ) "Lightning Preventers" to provide a certified lightning protection system to meet IBC in the Contract Sum.

FURNISHINGS, FIXTURES & EQUIPMENT (FF&E)

o Design/Builder has excluded Owner FF&E and related labor items from the Contract Sum. This includes, but is not limited to the following items: window treatments, all framed mirrors, murals, loose decorative light fixtures (not shown on May 30, 2003 drawings), dining tables and chairs, dinnerware, glassware, bar equipment, gaming equipment, gaming bases, fitness equipment, bar systems (except conduits), loose convenience store shelving, cash registers, computers and equipment, money handling systems, carts, time clocks, ash receptacles, trash receptacles, indoor plantings, art work, furniture, hook ups for recreational vehicles, and relocation or expansion of transformed power station.

                                    EXHIBIT D

                               LIST OF ALLOWANCES

   Description                                                 Amount
   Life Safety/Code Required Signs                           $ 75,000.00
   Interior Signage                                          $275,000.00
   Site Wayfinding Signage                                   $100,000.00
   Theatre and Stage Equipment                               $ 50,000.00
   Recondition Entrance Tunnel                               $ 24,476.00
   Marquee Lighting                                          $ 75,000.00
                                                      --------------------------

                                    EXHIBIT E

                            AGREED CHANGE ORDER RATES


   Field Overhead*                               6% of actual cost

   Home Office Overhead and Fee                  4% of direct cost

   Subguard                                      1.1% of Subcontractor Cost

   IT/Loss Prevention                            .65% of Change Amount

   Bond/LOG                                      .4% of Change Amount

   Builder's Risk                                .4% of Change Amount

   Casualty Insurance                            .7908% of Change Amount

*for all changes other than changes involving time extensions and VE Scope Additions

                                    EXHIBIT F

                     DESIGNATED PERSON(S) TO RECEIVE NOTICE

MESCALERO APACHE TRIBE
P.O. Box 227
101 Central Avenue
Mescalero, NM 88340
Phone: 505-464-4494
Fax:   505-464-9191

Attn:          Sara Misquez, President
Copy:          Sandra Platero, Tribal Council Representative

INN OF THE MOUNTAIN GODS RESORT AND CASINO
287 Carrizo Canyon Road
Mescalero, New Mexico 88340

Phone:
Fax:

Attn:      Thomas J. Gallagher, Owner's Representative
           Michael French, COO
Copy:
Cherie Erickson Harris
Quinlan, Bloom Associates, PC
1st National Bank Center
P.O. Drawer 600 (88311-0600)
414 10th Street
Alamogordo, NM 88310
Phone:      505-427-6620
Fax:        505-437-6629

RIDER HUNT LEVETT & BAILEY LTD.
2675 South Jones Blvd.
Suite 203
Las Vegas, Nevada 89146
Phone:  702-227-8818
Fax:    702-227-8858

Attn:    John F Gray, Senior VP

CENTEX CONSTRUCTION COMPANY, INC
3100 McKinnon Street, 7th Floor
Dallas, TX 75201

Phone:  214-468-4700
Fax:    214-468-4375

Attn:    Rick Johnson, Vice President
Copy:    Rodney Moss, General Counsel

                                 EXHIBITS H & I


                             [Form of Bonds to Come]



If Owner elects to employ a Centex Letter of Guaranty, there will be an appropriate credit made to the Contract Sum.

                                    EXHIBIT G


                 VALUE ENGINEERING/COST REDUCTION/ADDITIVE TERMS

BUDGET REVISION TRACKER


              INN OF THE MOUNTAIN GODS HOTEL
PROJECT:      AND CASINO
LOCATION                                                                  Budget Revision
                                                                          Tracker
              RUIDOSO, NEW MEXICO                 Worksheet 1 name        Mescalero-1.XLS
                                                                          Budget Revision
                                                                          Tracker
DATE:         8/13/2003                           Worksheet 2 name        Mescalero-1.XLS


                                                      R=REJECTED
                                                      P=PENDING
ITEM NO.                                              A=
           DESCRIPTION                     VALUE       ACCEPTED   REJECTED   PENDING   ACCEPTED
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           STARTING BUDGET
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Parking
           structure-Precast panels
    1      (non Architectural).                   $0      A              $0        $0         $0
           Note: This work is
           already underway.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Mechanical - Provide
           wall units at hotel
    2      rooms in lieu of               ($347,657)      A              $0        $0  ($347,657)
           vertical fan coil units.
           See Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Mechanical -Reduce
           exhaust fans at hotel
    3      guest rooms from 40cfm           ($1,057)      R        ($1,057)        $0         $0
           to 30 CFM. See Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Mechanical - Provide one
           thermostat at central
           open office areas in
    4      lieu of those shown            ($623,410)      A              $0        $0  ($623,410)
           (delete fan coil units
           at B.O.H. areas).
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Mechanical -Reduce air
           exchange requirement in
           guest room corridors to
    5      1-1/2 per hour (some            ($25,947)      R       ($25,947)        $0         $0
           smoke odor would be
           present). Independent of
           Item #79. See Item #6.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Mechanical - Provide
           1-1/2 air exchanges in
           50% of guest room
           corridors (west wing of
    6      building); provide 2            ($12,974)      R       ($12,974)        $0         $0
           exhaust & 3 supply.
           Independent of Item #79.
           See Item #5.
---------- --------------------------- -------------- ----------- ---------- --------- ----------



                                       i


           Mechanical - Reduce
           requirement at Casino to
    7      9 air exchanges per hour        ($40,000)      R       ($40,000)        $0         $0
           (reduce load of HVAC by
           25%). See Item #10.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Mechanical - Provide
           institutional (cost
           effective) diffusers and
    8      grills in lieu of                ($7,420)      A              $0        $0   ($7,420)
           specialty shown; BOH
           areas only.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Mechanical - Provide
           minimal code required
           bracing at all
    9      mechanical and plumbing        ($150,000)      A              $0        $0  ($150,000)
           equipment (seismic
           bracing).
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Mechanical - Delete
           electrostatic filter
   10      requirements at AHU             ($35,363)      A              $0        $0  ($35,363)
           7-13. See Item #7.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   11      Mechanical-Delete heat          ($18,959)      A              $0        $0  ($18,959)
           recovery at AHU 14.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Mechanical - Delete fan
   12      coil units at 6th floor          ($9,324)      A              $0        $0   ($9,324)
           west "unassigned" spaces.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Mechanical - Provide roof
           mounted condensing units
           in lieu of self
           contained units at each
   13      floor (saving on mech.                 $0      R              $0        $0         $0
           cooling tonnage). N/A -
           Cheaper to use chilled
           water system.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Mechanical - Delete
           supply air at public
   14      toilets with opened              ($4,158)      A              $0        $0   ($4,158)
           entry (i.e. no doors).
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Mechanical - Provide 4 to 6
           large exhaust fans at 4th level of
           parking garage to serve all
   15      levels of parking                 $10,000      R         $10,000        $0         $0
           garage, duct to other (2) floors.
           N/A - Fans would be much larger
           and duct would increase.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Mechanical - Relocate
           expansion tanks to 4th
   16      floor in lieu of 2nd             ($9,840)      A              $0        $0   ($9,840)
           floor as shown (for
           chilled water).
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Plumbing - Provide
           manual fixtures in lieu
   17      of infrared (Save                      $0      R              $0        $0         $0
           $148/each). See affected
           Items.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Plumbing - Stainless
           steel bar sink in suites
   18      in lieu of those shown.         ($18,607)      A              $0        $0  ($18,607)
           See Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------


                                       ii


           Plumbing/Architectural
           -Minimize plumbing
           fixture types based on
   19      May 30th documents. This       ($107,656)      A              $0        $0  ($107,656)
           item is independent of
           other plumbing items.
           See Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Plumbing/Architectural -
           Provide 60" tub in lieu
   20      of 72"; not at suites.          ($30,628)      A              $0        $0  ($30,628)
           See Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Plumbing- Revise all
           fixtures to white.
           Coordinate with Item #19
   21      for final count of                     $0      A              $0        $0         $0
           fixtures. ($48/each). See
           Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Plumbing - Revise
           whirlpools to standard
   22      tub at suites only. See         ($31,978)      A              $0        $0  ($31,978)
           Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Food Service - Delete
           Casual Dining dish
   23      washer (utilize buffet          ($34,588)      R       ($34,588)        $0         $0
           dish wash). See Item
           #264.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Food Service - Delete
           employee dining
   24      dishwashing (utilize            ($20,719)      R       ($20,719)        $0         $0
           fine dining dish wash).
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Food Service - Delete
   25      ultraviolet hoods; N/A -               $0      A              $0        $0         $0
           Post May 30th documents.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Food Service - Delete room
           service kitchen.
   26      N/A - Post May 30th                    $0      A              $0        $0         $0
           documents.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Food Service - Delete
           Convention Center
   27      coffee/water areas; N/A                $0      A              $0        $0         $0
           - Remainder Post May
           30th documents.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete
           Vista Lounge 52-75 and
           Bar 52-76 and provide
   28      carpeted seating area           ($89,448)      A              $0        $0  ($89,448)
           open to Quiet Lounge
           area.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Food Service - Delete
           mobile warming units in
   29      Sports Bar; provide at a         ($2,736)      R        ($2.736)        $0         $0
           later date.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Food Service - Delete
           refrigerated units added
   30      by owner at programming                $0      P              $0        $0         $0
           review; N/A - Post May
           30th documents.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Food Service - Delete
   31      self-service at Casual          ($24,048)      R       ($24,048)        $0         $0
           Dining.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Food Service - Delete
   32      high limits equipment.          ($24,073)      R       ($24,073)        $0         $0
           See Item #154.
---------- --------------------------- -------------- ----------- ---------- --------- ----------


                                       iii



           Food Service - Delete
           one ice machine and one
           vending area per level,
   33      per wing (11 total)             ($14,680)      A              $0        $0  ($14,680)
           (Utilize existing telephone
           room as vending).
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Food Service - Do not
           incorporate Owner
   34      programming revisions at               $0      A              $0        $0         $0
           Buffet; N/A - Post May
           30th documents
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Civil - Reduce size of
           water storage tank to
   35      (1) day storage in             ($195,000)      R       ($195.000)       $0         $0
           conjunction of good well.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Lighting - Minimize
   36      amount of cold cathode;       ($150,000 )      A              $0        $0  ($150,000)
           reduce by 50%.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Lighting - Revise specialty
           lighting to cost effective.
   37      Allowance of $500,000          ($100,000)      A              $0        $0  ($100,000)
           based on May 30, 2003
           dwgs.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Lighting - Minimize
           amount of cold cathode
   38      (repeat item). See Item                $0      N              $0        $0         $0
           #36.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Lighting - Revise
           specialty lighting to be
   39      cost effective (repeat                 $0      N              $0        $0         $0
           item). See Item #37.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Lighting - Delete  water
           wall lighting at Pool
   40      Area. Independent of             ($7,816)      A              $0        $0   ($7,816)
           #289 shell out.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Lighting - Delete one of
           two accent lights at
   41      each elevator lobby for         ($16,354)      R       ($16,354)        $0         $0
           future artwork
           Independent of Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Lighting - Delete niche
   42      lighting at salon.               ($6,502)      A              $0        $0   ($6,502)
           Independent of Item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Lighting- Delete fiber
   43      optic at bar counter.                  $0      A              $0        $0         $0
           Not in Contract.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Lighting - Delete niche
   44      lighting at high limits.               $0      A              $0        $0         $0
           Not in Contract.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Lighting - Delete
   45      lighting at sports bar          ($17,930)      A              $0        $0  ($17,930)
           tables.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   46      Lighting- Delete night           ($4,200)      A              $0        $0   ($4,200)
           club wall lighting.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Lighting - Select
           economical patio
   47      fixture. See Item #78.                 $0      A              $0        $0         $0
           N/A - Economical fixture
           already in GMP.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Lighting - Delete
   48      gallery track lighting           ($3,000)      R        ($3,000)        $0         $0
           at Retail Area.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Lighting - Provide
           fixture type AD in lieu
   49      of AC. N/A - Already in                $0      A              $0        $0         $0
           GMP.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   50      Lighting - Delete all           ($60,000)      A              $0        $0  ($60,000)
           path lighting.
---------- --------------------------- -------------- ----------- ---------- --------- ----------


                                       iv

           Lighting - Delete bench
           lights at landscape rock
   51      pile. N/A - Post May                   $0      A              $0        $0         $0
           30th documents.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   52      Lighting - Delete all            ($4,350)      A              $0        $0   ($4,350)
           uplights at rock pile.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Landscape - Minimize
           landscaping - Target VE
   53      at <$50,000 (provide at        ($50,000)      A              $0        $0  ($50,000)
           entrance drive only).
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Aquatics - Change pool
           coping to standard
   54      coping. See Item #109,          ($27,500)      R       ($27,500)        $0         $0
           #289 & #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Aquatics - Change
           chemical pumps
   55      manufacturer. See Item           ($2,500)      R        ($2,500)        $0         $0
           #109, #243, #261, #289 &
           #271.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Aquatics - Change
           manufacturer of chemical
   56      controllers. See Item           ($16,500)      R       ($16,500)        $0         $0
           #109, #243,#261,#289 &
           #271.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Security - Limited use
           of card access to all
   57      BOH rooms. Limited to           ($10,375)      A              $0        $0  ($10,375)
           doors that separate
           public from non-public.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Security - Delete
           cameras to minimum
           required per gaming
   58      commission; N/A - We                   $0      A              $0        $0         $0
           have included 400 per
           design narrative.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Security - Delete
           intercom door stations
           (Provide telephone
   59      stations with auto               ($5,000)      A              $0        $0   ($5,000)
           ring/dial capacity if
           required). Target
           savings = $5,000.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Telecom - Delete
   60      "Bar-tech" system and                  $0      R              $0        $0         $0
           associated requirements.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Telecom - Delete 150-160
           feet of 4" conduit (1)
           from service entrance to
   61      back of house cable tray               $0      R              $0        $0         $0
           (CATV not necessary) Sheet TS2.04.2.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Telecom - Eliminate 72'
           of cable tray from
   62      column line T26 south;           ($1,585)      R        ($1,585)        $0         $0
           Sheet TS2.04.4.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Telecom - Reduce 40' of
           2" conduit (3) in
   63      corridor 44-72; Sheet              ($960)      R          ($960)        $0         $0
           TS2.04.4.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Telecom - Delete all
           cable tray at Casino
   64      access floor                    ($41,038)      A              $0        $0  ($41,038)
           832'-TS2.05.2&TS2.05.5.
---------- --------------------------- -------------- ----------- ---------- --------- ----------


                                       v


           Telecom - Reduce conduit
           length of (3) 4" by
           100'. Route conduit into
           cable tray in ceiling of
           parking garage. Total of
           300' of 4" conduit saved
   65      (This VE item leaves             ($3,600)      R        ($3,600)        $0         $0
           backbone cable in cable
           tray exposed and
           unprotected in ceiling
           of parking structure
           sheet TS24).
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Telecom - Substitute
           CAT5E structured cable
   66      components in lieu of           ($28,000)      A              $0        $0  ($28,000)
           CAT6 components.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Reduce
           quantity of mechanical
           shafts in tower; provide
   67      3 per tower and enlarge.               $0      R              $0        $0         $0
           See Item #5 & #33. No
           change.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Fire alarm -Eliminate
   68      30+ smoke/fire dampers          ($29,550)      R       ($29,550)        $0         $0
           per line item above.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           MEP/Architectural - Seal
           off "Unassigned" space
   69      at L6 -eliminates               ($42,775)      A              $0        $0  ($42,775)
           sprinklers, alarms, etc.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Fire protection - Delete
           FM200 systems
           throughout; provide
   70      pre-action system               ($23,500)      R       ($23,500)        $0         $0
           (repeat item). See Item
           #69.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Fire alarm - Delete heat
   71      detectors in janitor's                 $0      R              $0        $0         $0
           closets.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Fire alarm - Delete door
           holders from Convention
   72      Center to North and East         ($1,325)      R        ($1,325)        $0         $0
           corridors. See item #78.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Fire protection - Delete
           fire protection at
   73      traction elevator                ($2,217)     A I             $0        $0   ($2,217)
           shafts. Independent of
           Item #79. See Item #70.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Fire protection - Delete
           requirement for
           additional sprinklers at
   74      Spa ceilings (kites,             ($9,887)      R        ($9,887)        $0         $0
           wood ceilings, etc.).
           See Item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Fire protection - Delete
           sprinkler requirements
           at full height walls in
   75      high limit individual            ($1,437)      R        ($1,437)       $ 0         $0
           toilets. Cannot be accepted
           with #148 & #150.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Fire protection - Delete
           architectural
   76      requirement for                  ($6,340)      A              $0        $0   ($6,340)
           concealed sprinkler
           heads.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete
           finishes to all Storage
   77      areas (ACT ceiling               ($5,753)      A              $0        $0   ($5,753)
           remains). See Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------

                                       vi


           Architectural - Convert                                                              4)
           Convention Center to be
   78      used as an Exhibition        ($2,055,364)      A              $0        $0  ($2,055,36)
           Floor (Convention Center
           restrooms remain).
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Shell                                                                4)
           out the 7th & 8th
   79      floors. Area remains         ($1,575,184)      A              $0        $0  ($1,575,18)
           accessible. See affected
           items.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete
           the expanded metal
   80      mesh/plywood at the cash        ($26,719)      R       ($26,719)        $0         $0
           cage and vault.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Civil - Delete Tennis
   81      Court, Volleyball Court         ($95,665)      A              $0        $0  ($95,665)
           and Horseshoe Pit.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Standard
           door in lieu of barn
   82      door at nightclub/sports        ($13,000)      A              $0        $0  ($13,000)
           bar.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete
           Access Floor in
   83      Surveillance. N/A - Post               $0      A              $0        $0        $0
           May 30th documents.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Lighting - Delete
           artwork light at guest
   84      room corridor. See Item         ($26,250)      R       ($26,250)        $0         $0
           #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Lighting - Delete
           pendants at suite guest
   85      room corridor. See Item         ($25,192)      R       ($25,192)        $0         $0
           #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Lighting - Delete
           sconces at guest room
   86      corridor. See Item #79.                $0      A              $0        $0         $0
           N/A - Post May 30th
           documents.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete
   87      chair rail at guest room        ($23,107)      A              $0        $0  ($23,107)
           corridors. See Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural -Delete
   88      archways at suite guest          ($1,302)      R        ($1,302)        $0         $0
           corridors. See Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural -All
           B.O.H. millwork to be
   89      prefabricated in lieu of        ($62,852)      A              $0        $0  ($62,852)
           built in place.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural-All
           reception area furniture
   90      to be FF&E. Not in                     $0      A              $0        $0         $0
           Contract.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural -
           Stainless steel in lieu
   91      of solid surface toilet            $9,070      R          $9,070        $0         $0
           partitions (mfg.
           standard).
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Baked
   92      enamel toilet partitions         ($4,200)      A              $0        $0   ($4,200)
           in employee areas.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Floor
           mounted toilet
   93      partitions in lieu of           ($16,350)      R       ($16,350)        $0         $0
           ceiling hung.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Smoke
           containment at elevator
   94      openings revised to meet       ($265,495)      A              $0        $0  ($265,495)
           code. See Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------


                                      vii


           Architectural - Remove
           barrel vaults (curve)
   95      and make flat at Grand           ($8,493)      R        ($8,493)        $0         $0
           Hall.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete
           all closets at guest
   96      rooms (excluding ADA and       ($109,512)      A              $0        $0  ($109,512)
           Suites). See Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Provide
           louvered door at Guest
   97      room closets in lieu of         ($24,826)      R       ($24,826)        $0         $0
           that shown (repeat
           item). See Item #300.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Remove
           requirement for fire
   98      rating at operable              ($90,000)      R       ($90,000)        $0         $0
           partitions; Use standard
           non-rated. See Item #78.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Remove
   99      stain at plaza concrete         ($40,000)      R       ($40,000)        $0         $0
           area.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Provide
           crash rail in B.U.H.
   100     corridor at L4 & L5;             ($1,112)      R        ($1,112)        $0         $0
           only service corridors.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Revise
           Gallery art walls to
   101     free standing walls (Not           $1,194      R          $1,194        $0         $0
           tied to the structure).
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural -Provide
           'Storglas' FRP in lieu
   102     of Acrovyn' at Kitchen          ($26,100)      A              $0        $0  ($26,100)
           walls.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete
           valet tunnel and
   103     structure (Concrete work        ($81,338)      R       ($81,338)        $0         $0
           only).
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   104     Architectural -Simplify        ($75,000 )      A              $0        $0  ($75,000)
           plaza water feature.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural-Delete
   105     Grand Stair feature;           ($441,666)      R       ($441,666)       $0         $0
           provide at a later date.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete
           exterior patio wall at
   106     sports bar. N/A - Not on               $0      A              $0        $0         $0
           drawings. Not in GMP.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Minimize
   107     canopy 50% at bus               ($33,318)      R       ($33,318)        $0         $0
           drop-off.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete
           Gallery "low" wall at
   108     Fine Dining/Casual              ($11,465)      R       ($11,465)        $0         $0
           Dining.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete
   109     exterior pools; provide        ($321,800)      A              $0        $0  ($321,800)
           at a later date.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Standard
           concrete in lieu of
   110     stained/stamped concrete         ($6,906)      A              $0        $0   ($6,906)
           at exterior patio at
           convention center.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Stucco
           at exterior in lieu of
           EIFS. Note: This will be
   111     an increase In cost due                $0      R              $0        $0         $0
           to deflection limits for
           Stucco v's EIFS.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Colored
   112     EIFS at exterior in lieu       ($264,876)      R       ($264,876)       $0         $0
           of simulated stone.
---------- --------------------------- -------------- ----------- ---------- --------- ----------


                                      viii



           Architectural - Provide
           planting/art pieces in
           lieu of plaza water
   113     feature. Delete water          ($156,200)      R       ($156,200)       $0         $0
           lights. See Item #104.
           Plumbing cost already
           installed.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural-Plantings
   114     at north water feature         ($156,630)      R       ($156,630)       $0         $0
           in lieu of water.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - EIFS in
           lieu of simulated stone
           columns at south
   115     elevation (Convention            ($6,198)      A              $0        $0   ($6,198)
           Center & Sportsbar); 4
           each. See Item #112
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Minimize
   116     glazing 50% at plaza            ($31,586)      A              $0        $0  ($31,586)
           drive.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Reduce
           glazing 50% at north
   117     water feature/fine              ($42,890)      R       ($42,890)        $0         $0
           dining deck.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete
   118     "ribs" at roof of plaza                $0      R              $0        $0         $0
           drive.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   119     Architectural - Delete          ($13,950)      R       ($13,950)        $0         $0
           screen walls at roof.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural-Delete
   120     buttress penetrations           ($23,035)      R       ($23,035)        $0         $0
           above roof line.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural -
           Simplify east wall
           control joints at
   121     convention center.                     $0      A              $0        $0         $0
           Await Architectural revision to design.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete
   122     column covers at                ($36,156)      R       ($36,156)        $0         $0
           parking structure.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - High
           impact EIFS at buttress
           footprints and
   123     wingwalls in lieu of            ($58,430)      A              $0        $0  ($58,430)
           precast stone; Hotel
           only.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   124     Architectural- Delete           ($15,153)      A              $0        $0  ($15,153)
           bump-outs over doors.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - EIFS at
           watergarden walls in
   125     lieu of simulated               ($40,742)      A              $0        $0  ($40,742)
           stone. See Item #112.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete
   126     windows at top floor of          ($2,232)      A              $0        $0   ($2,232)
           hotel and stair towers.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural -
           Minimize use of project
   127     stone (at buttresses                   $0      A              $0        $0         $0
           only as an example).
           See Item #112.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   128     Architectural - Delete         ($119,500)      A              $0        $0  ($119,500)
           boathouse.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural -Delete
           walking path around
   129     lake. N/A - Post May                   $0      A              $0        $0         $0
           30th documents.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - STC50
           Batt insulation at
           guestroom and corridor
   130     walls in lieu of STC53         ($106,481)      R       ($106,481)       $0         $0
           switch spray cell bar.
           See Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------


                                       ix


           Electrical - Reduce
           dimming system
   131     allowance from $300,000        ($100,000)      A              $0        $0  ($100,000)
           to $200,000.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Wood
           casement in lieu of
   132     doors at all vending             ($1,091)      R        ($1,091)        $0         $0
           areas. See Item #33 & #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete
   133     current telephone room.          ($3,977)      R        ($3,977)        $0         $0
           See Item #33 & #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Fine Dining & Lounge -
   134     Gypsum ceiling in lieu          ($33,755)      A              $0        $0  ($33,755)
           of wood latillas.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Fine Dining & Lounge -
           Drywall and wall
   135     covering in lieu of egg         ($16,315)      A              $0        $0  ($16,315)
           crate dividers.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Buffet - Drywall and
           ornate finish in lieu
   136     of feature tree                 ($66,165)      A              $0        $0  ($66,165)
           elements at column
           covers.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Fine Dining - Standard
   137     millwork doors in lieu           ($2,425)      A              $0        $0   ($2,424)
           of coconut doors.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Fine Dining -
           Pre-manufactured wine
   138     storage unit in lieu of          ($5,000)      A              $0        $0   ($5,000)
           built-in millwork.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Fine Dining -Delete
           specialty fixture at
   139     curved feature wall.                   $0      A              $0        $0         $0
           Included in Item #37.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Casual Dining-Simplify
   140     finishes throughout.            ($58,958)      R       ($58,958         $0         $0
           See Item #264.                                                 )
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   141     Buffet - Simplify              ($107,053)      A              $0        $0  ($107,053)
           finishes throughout.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Casino - Change above
           counter bowls to
           standard under counter
   142     mounted lav bowl                 ($6,800)      A              $0        $0   ($6,800)
           throughout casino
           restrooms.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Casino - Combine
           janitor's closet and
   143     one mop sink at south              ($894)      A              $0        $0     ($894)
           toilet.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Casino - Change
           specialty plumbing
           fixtures at Casino
   144     toilets (No above                      $0      A              $0        $0         $0
           counter bowls)
           (repeated item). See
           Item #42.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   145     Casino - Delete bars at         ($10,625)      A              $0        $0  ($10,625)
           coat check window.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Casino- Delete wrought
   146     iron at satellite cage           ($9,724)      A              $0        $0   ($9,724)
           and cash cage.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   147     Casino - Reduce level of      ($58,572) )      A              $0        $0  ($58,572)
           design at casino ceiling.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           High Limits - Provide
           standard toilet
   148     partitions in lieu of            ($2,540)      R        ($2,540)        $0         $0
           individual stalls.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           High Limits - Painted
   149     gypsum in lieu of wood          ($11,420)      R       ($11,420)        $0         $0
           veneer at soffits.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           High Limits - Delete
   150     toilet rooms. See Item           ($9,302)      R       ($29,302)        $0         $0
           #148.
---------- --------------------------- -------------- ----------- ---------- --------- ----------


                                       x



   151     High Limits - Delete            ($13,845)      R       ($13,840)        $0         $0
           pass-thru fireplace.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           High Limits - Simplify
   152     design and finishes             ($19,978)      R       ($19,978)        $0         $0
           throughout.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           High Limits - Delete
           food and beverage
   153     service (repeated item).               $0      R              $0        $0         $0
           See Item #32.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           High Limits - Delete all
           High Limit including
   154     toilets and lounge;            ($133,331)      A              $0        $0  ($133,331)
           build out at a later
           date.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Sports Bar - Wood
           wainscot (4' high) in
   155     lieu of full height             ($11,339)      R       ($11,339)        $0         $0
           wood. See Item #162.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Sports Bar - Video poker
   156     bar tops at bar. N/A -             $6,116      A              $0        $0     $6,116
           Post May 30th documents.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   157     Sports Bar - Delete wood        ($15,000)      A              $0        $0  ($15,000)
           trellis ceiling systems.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Sports Bar - Delete
   158     built-in bar tables at           ($7,480)      A              $0        $0  ($7,480))
           wall.                                                                               -
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   159     Sports Bar-Delete wood           ($6,250)      A              $0        $0   ($6,250)
           members at bar ceiling.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Sports Bar - Stained
   160     concrete floor in lieu         ($13,841 )      A              $0        $0  ($13,841)
           of wood and tile.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Sports Bar - Epoxy
   161     flooring to Kitchen in             ($127)      A              $0        $0     ($127)
           lieu of quarry tile.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Sports Bar - Paint in
           lieu of wood wall panels
   162     throughout. See Item            ($17,320)      A              $0        $0  ($17,320)
           #155.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   163     Night Club - Delete              ($7,260)      R        ($7,260)        $0         $0
           light panels at walls.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Night Club - Carpet in lieu of wood flooring.
   164     Increase wood dance              ($1,880)      A              $0        $0   ($1,880)
           floor by 50%.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   165     Night Club - Delete              ($8,447)      A              $0        $0   ($8,447)
           specialty light fixtures.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Night Club - Standard
           swing pair doors in lieu
   166     of center pivot doors at        ($12,000)      A              $0        $0  ($12,000)
           Entry.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Night Club - Delete
           'raised' wood flooring
   167     at north corners and               ($200)      R          ($200)        $0         $0
           leave as wood floor.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Night Club - Delete rear
   168     projection                       ($5,000)      A              $0        $0   ($5,000)
           machine/screen.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Convention Center -
           Simplify ceiling at
   169     convention center               ($97,507)      R       ($97,507)        $0         $0
           (soffits). See Item #78.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Convention Center -
           Combine janitor's
   170     closets. Continue to               ($912)      A              $0      . $0     ($912)
           provide access from both
           sexes.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Convention Center -
           Delete Operable
           Partitions at Convention
   171     Center (overhead steel         ($919,500)      R       ($919,500)       $0         $0
           framing remains). See
           item #78.
---------- --------------------------- -------------- ----------- ---------- --------- ----------


                                       xi


           Convention Center -
   172     Delete chain link at             ($1,570)      R        ($1,570)        $0         $0
           storage.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Convention Center -
   173     Delete Prefunction              ($13,715)      R       ($13,715)        $0         $0
           reception desk
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Convention Center -
   174     Delete ceiling mounted          ($18,000)      R       ($18,000)        $0         $0
           projectors. See Item #78.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Convention Center -
           Delete ceiling mounted
   175     projector screens. See          ($30,000)      R       ($30,000)        $0         $0
           Item #78.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Convention Center -
           Delete curved soffits at
   176     pre function (incl. in                 $0      R              $0        $0         $0
           #169). See Item #169 & #78.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Convention Center -
           Provide paint in lieu of
   177     wall covering. See Item                $0      R              $0        $0         $0
           #78.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Convention Center-
           Painted gypsum in lieu
   178     of plastic laminate at                 $0      R              $0        $0         $0
           columns. See Item #78.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Convention Center -
           Delete Pattern (matching
   179     soffit) to carpet. See           ($7,272)      R        ($7,272)        $0         $0
           Item #78.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Gallery- Delete crackle
           wall covering and
   180     replace with Jute or                   $0      R              $0        $0         $0
           wall covering.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   181     Gallery - Eliminate all          ($6,030)      A              $0        $0   ($6,030)
           picture rails.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   182     Gallery - Eliminate one          ($9,820)      A              $0        $0   ($9,830)
           soffit at each recess.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Gallery - Minimize wall
           surface treatments at art
   183     walls; delete millwork           ($8,310)                     $0        $0   ($8,310)
           and use $6/LY for wall
           covering allowance.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Gallery - Delete
           specialty light fixtures
           at casino entrances and
   184     ends of art walls. N/A -               $0      A              $0        $0         $0
           Post May 30th documents.
           - See VE#37.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   185     Gallery-Delete video            ($25,000)      A              $0        $0  ($25,000)
           display monitors.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Gallery - Delete durkin
           rugs and field tile.
   186     Replace with patterned          ($40,780)      A              $0        $0  ($40,780)
           carpet and topping.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Gallery - Delete one
           pair of double doors at
           each main entrance from
   187     plaza and replace with          ($30,000)      R       ($30,000)        $0         $0
           glazed wall system to
           match.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Gallery - Alternate wood
   188     at base; N/A - Post May                $0      A              $0        $0         $0
           30th documents.
---------- --------------------------- -------------- ----------- ---------- --------- ----------

                                       xii


           Gallery - Simplify
           casual dining wall;
   189     Delete studio glazed            ($37,000)      A              $0        $0  ($37,000)
           panels and use drywall
           partition w/openings.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Retail - Delete cubbies
   190     and paint drywall. See          ($20,405)      A              $0        $0  ($20,405)
           Item #262.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Retail - Simplify check
   191     out counters. See item           ($5,650)      A              $0        $0   ($5,650)
           #262.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Retail - Delete 'oval'
           shaped gypsum ceiling
   192     and maintain ACT ceiling         ($1,505)      A              $0        $0   ($1,505)
           throughout. See Item #262.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Retail - Delete metal
           corner guard and paint
   193     gypsum wall. See Item              ($630)      R          ($630)        $0         $0
           #262.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Retail -Delete wood at
           gallery openings and
   194     make painted gypsum. See           ($900)      R          ($900)        $0         $0
           Item #262.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Grand Hall - Delete
   195     Duraplex (knock-down             ($8,674)      A              $0        $0   ($8,674)
           texture finish).
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Grand Stair - Delete
           sculpture feature;
   196     provide at a later date                $0      R              $0        $0         $0
           (repeated item). See
           Item #105.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Grand Hall - Replace use
           of mica fixtures.
   197     Included in specialty                  $0      R            $0 I      $0 I         $0
           lighting reduction. See
           Item #37.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Grand Hall - Painted
   198     ceiling in lieu of              ($13,737)      A              $0        $0  ($13,737)
           wood. See Item #95.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Grand Hall - Remove one
   199     vertical soffit and              (S7,205)      A              $0        $0    ($7,300
           make center bay coffers.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Grand Hall - Delete
           preparation for wall
   200     mural at Registration            ($3,400)      A              $0        $0   ($3,400)
           and Concierge (Mural is
           FF&E).
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Grand Hall - Wood
           veneer in lieu of
   201     'curve wood' panelling          ($93,000)      A              $0        $0  ($93,000)
           to walls throughout.
           See Item #202.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Grand Hall - Wood
           wainscot 4' high in
   202     lieu of wood height             ($31,290)      A              $0        $0  ($31,290)
           shown, with paint
           above. See Item #201.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Grand Hall - Delete
           table lights at
   203     concierge and                          $0      R              $0        $0         $0
           registration. With FF&E.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Grand Hall - Delete
   204     back lit translucent            ($12,446)      A              $0        $0  ($12,446)
           panels at soffits.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   205     Quiet Lounge - Simplify         ($18,704)      A              $0        $0  ($18,704)
           ceiling throughout.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   206     Quiet Lounge - Remove           ($25,788)      R       ($25,788)        $0         $0
           fireplace.
---------- --------------------------- -------------- ----------- ---------- --------- ----------


                                      xiii



           Quite Lounge-Carpet
   207     ($30/sy) in lieu of             ($39,662)      A              $0        $0  ($39,662)
           stone inlay at floor.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Vista Lounge - Delete
   208     4"x4" acrylic lights.            ($6,000)      R        ($6,000)        $0         $0
           See Item #28.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Vista Lounge - Delete
           suspended radiused
   209     copper panels. See Item          ($1,000)      R        ($1,000)        $0         $0
           #28.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Vista Lounge - Painted
           gypsum wall in lieu of
   210     wood panelling and wall          ($5,184)      R        ($5,184)        $0         $0
           covering. See Item #28.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Vista Lounge - Wall
           covering in lieu of
   211     glazed tile at back bar          ($5,852)      R        ($5,852)        $0         $0
           wall. See Item #28.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   212     Telephone room -                   ($600)      A              $0        $0     ($600)
           Alternate countertop.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   213     Telephone room - Delete                $0      R              $0        $0         $0
           doors (repeated item).
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Spa - Delete water
   214     features at reception.                 $0      R              $0        $0         $0
           See Item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Spa - Simplify
           spa/salon reception
   215     desk design. See Item                  $0      R              $0        $0         $0
           #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Spa - Delete specialty
           concrete wash basins at
           treatment rooms;
   216     provide cost effective                 $0      R              $0        $0         $0
           alternate. Sec Item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Spa - Verify number of
           required toilet rooms
   217     at women's. Delete as                  $0      R              $0        $0         $0
           necessary. See Item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Spa - Delete specialty
           "rock garden" 11/A13.07
   218     at men's & women's                     $0      R              $0        $0         $0
           attendant area. See
           Item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Spa - Minimize amount
   219     of wall tile. See Item                 $0      R              $0        $0         $0
           #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Spa - Delete tile liner
   220     at toilet rooms. See                   $0      R              $0        $0         $0
           Item #261 .
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Spa - Tile wainscot
           where necessary. Delete
   221     stone at toilet room                   $0      R              $0        $0         $0
           bases. See Item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Spa - Delete wrought
           iron and cove lighting
   222     in treatment rooms. See                $0      R              $0        $0         $0
           Item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Spa - Delete windows at
   223     treatment rooms. See                   $0      R              $0        $0         $0
           Item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Spa - Delete tile at
           ceiling of Vishi
   224     treatment rooms. Provide               $0      R              $0        $0         $0
           paint. See Item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Spa - Simplify design on
   225     cold plunge. See Item                  $0      R              $0        $0         $0
           #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Salon at Spa - Delete
   226     fabric "kites". See item               $0      R              $0        $0         $0
           #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------


                                      xiv


           Health Club/Pool -
           Minimize Health Club
           reception desk. [If we
   227     wish to delete reception         ($8,000)      R        ($8,000)        $0         $0
           desk entirely the saving
           is $16,500.] See Item
           #289.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Health Club/Pool -Paint
           in lieu of metal panels
   228     at locker room                  ($12,180)      R       ($12,180)        $0         $0
           entrances. See Item #289.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Health Club/Pool -
           Delete stamped concrete
           at corridor entry,
           indoor pool & locker
   229     rooms. Provide sheet            ($24,701)      R       ($24.701)        $0         $0
           vinyl at locker rooms
           and sealed concrete
           elsewhere. See Item #289.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Health Club/Pool -
           Delete water fall at
   230     indoor Hydro pool (excl.         ($4,250)      R        ($4,250)        $0         $0
           - already in place). See
           Item #289.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Health Club/Pool -
           Provide gypsum wall and
   231     windows in aluminum             ($55,666)      R       ($55,666)        $0         $0
           frame at fitness to pool
           wall. See Item #289.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Health Club/Pool -
           Remove stamped concrete
           at interior pool deck,
   232     corridor and locker             ($13,500)      R       ($13,500         $0         $0
           areas. Provide stained                                         )
           concrete. See Item #229
           & #289.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Health Club/Pool -
           Porcelain tile (mudset)
   233     in lieu of stamped               ($6,248)      R        ($6,248)        $0         $0
           concrete. See Item #229
           & #289.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Health Club/Pool -
           Delete glass screen Fall
           and gypsum column
   234     cladding at pool                 ($7,640)      R        ($7,640)        $0         $0
           entrance to locker
           rooms. See Item #289.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Health Club/Pool -
           Delete perforated
   235     ceiling 'Type J' panels         ($31,370)      R       ($31,370)        $0         $0
           in public corridor. See
           Item #289.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Health Club/Pool -
           Delete drop down open
   236     grid 'Type H' (without          ($32,044)      R       ($32,044)        $0         $0
           tiles) throughout. See
           Item #289.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Spa - Delete wood
           ceilings that require
   237     multiple sprinkler                     $0      R              $0        $0         $0
           (topside and bottom).
           See Item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------


                                       xv


           Health Club/Pool -
           Extended Gypsum wall in
           lieu of glass between
   238     Yoga and Fitness; two              $1,343      R          $1,343        $0         $0
           additional doors. See
           Item #289.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Health Club/Pool -
           Delete two changing
           family rooms; move
   239     lockers to vacant family        ($20,644)      R       ($20,644)        $0         $0
           toilet rooms. See Item
           #289.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Health Club/Pool - Epoxy
           paint to concrete in
           lieu of gypsum furring
   240     at exterior wall incl.           ($5,460)      R        ($5,460)        $0         $0
           niches; pool & corridor.
           See Item #289.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Health Club/Pool -Delete
           four gypsum vertical
   241     soffits over pool. See           ($3,490)      R        ($3,490)        $0         $0
           Item #289.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Health Club/Pool -
           Reduce size of
   242     hydrotherapy pool; by           ($17,500)     I R      ($17,500)        $0         $0
           125sf : See Item #289.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Spa - Delete paraffin
           candle/wall water
   243     feature at robe lounges;               $0      R              $0        $0         $0
           stub pipe for future
           build-out. See Item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Spa - Square off Mens
   244     Sauna at column. See                   $0      R              $0        $0         $0
           Item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Salon at Spa - Delete
   245     vertical light coves at                $0      R              $0        $0         $0
           east wall. See item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Salon at Spa - Rubber
           base in lieu of
   246     stainless steel base.                  $0      R              $0        $0         $0
           See Item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Salon at Spa -
   247     Workstations as FF&E.                  $0      R              $0        $0         $0
           See Item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Salon at Spa - Delete
   248     saw-cut pattern at                     $0      R              $0        $0         $0
           floor. See Item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Suite Guest rooms -
           Delete one (1) sconce at
           bathroom (to apply at
   249     suites if additional             ($4,056)      R        ($4,056)        $0         $0
           sink is deleted) (2
           lights remain). See Item
           #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Suite Guest rooms -
   250     Delete light at closet.                $0      R              $0        $0         $0
           See Item #79 & #96.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Suite Guest Rooms -
   251     Remove chair rail. See         ($7,473) )      A              $0        $0   ($7,473)
           Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Suite Guest Room -
           Delete additional
   252     lavatory (sink). See            ($27,729)      R       ($27,729)        $0         $0
           Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Suite Guest Rooms -
           Standard entry doors in
   253     lieu of specialized             ($62,700)      A              $0        $0  ($62,700)
           entry doors. See Item
           #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------


                                      xvi


           Guest Rooms - Delete
           additional  items in
   254     guest rooms. See Item           ($66,273)      A              $0        $0  ($66,273)
           #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Guest Rooms - Delete
           base cabinets in
           guestroom and add
   255     plastic laminate skirt           ($6,998)      A              $0        $0   ($6,998)
           to cover P-trap. See
           Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Guest Rooms - Delete
   256     only deluxe guest room          ($27,265)      A              $0        $0  ($27,265)
           'type e' showers.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Guest Rooms - Paint in
   257     lieu of wall covering.          ($98,485)      R       ($98,485)        $0         $0
           See Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Guest Rooms - Paint in
           lieu of wall covering,
   258     except head board wall.         ($59,090)      R       ($59,090)        $0         $0
           See item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Guest Rooms - Reduce
   259     amount of gypsum soffit         ($36,297)      A              $0        $0  ($36,297)
           at exterior walls.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Guest Rooms - Remove
           floating and finishing
   260     of ceiling panel joints.               $0      A              $0        $0         $0
           N/A- Post May 30th
           documents. See Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Spa -Shell out Spa area                                                               4)
           L2-3 including deleting
   261     Spa ground slab at L2.       ($1,318,394)      A              $0        $0  ($1,318,39
           Rough-in is already in
           place to L2.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   262     Retail - Shell out              ($91,139)      R       ($91,139)        $0         $0
           Retail area.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Fine Dining- Shell out
   263     Fine Dining area (excl.         ($508132)      R       ($508,132)       $0         $0
           food service equip.)
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Casual Dining-Shell out
           Casual Dining & related
           kitchen areas. Add FF&E
   264     Food Cart (w/BOH access)       ($627,385)      A              $0        $0  ($627,385)
           and tiled food area. See
           Item #315.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Civil - Delete                                                                        0)
           wastewater treatment
   265     facility; provide at a       ($1,300,000)      A              $0        $0  ($1,300,00
           later data
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Mechanical - Standard
   266     diffusers in lieu of            ($52,500)      A              $0        $0  ($52,500)
           linear slot diffusers.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Mechanical - Code
           variance on Garage
   267     exhaust (UBC in lieu of        ($163,641)      A              $0        $0  ($163,641)
           IBC).
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   268     Food Service - Assumed          ($93,636)      A              $0        $0  ($93,636)
           20% could be manifolded .
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Mechanical - Revise AHU
   269     18, based on AAON model         ($66,530)      A              $0        $0  ($66,530)
           RN-050.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
            - Delete domestic cold
           water insulation. Not
   270     possible. Pipes will            ($50,000)      R       ($50,000)        $0         $0
           sweat.
---------- --------------------------- -------------- ----------- ---------- --------- ----------


                                      xvii



           Mechanical - Delete
           Ozone system and
   271     controllers at Spa and          ($20,400)      R       ($20,400)        $0         $0
           Robe Lounge. See Item
           #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Paint
           grade birch in lieu of
   272     quarter sawn red oak             ($5,880)      A              $0        $0   ($5,880)
           stile & rail doors at
           Spa. See Item #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Food Service - Change
           refrigerator
   273     manufacturer. See Item           ($2,000)      R        ($2,000)        $0         $0
           #295.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Food Service - Change
           walk-in refrigerator
   274     manufacturer. See Item          ($10,000)      R       ($10,000)        $0         $0
           #295.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Food Service - Change
   275     range manufacturer. See          ($3,500)      R        ($3,500)        $0         $0
           Item #295.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Food Service- Change
   276     hood manufacturer. See           ($6,000)      R        ($6,000)        $0         $0
           Item #295.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Change
           precast sills to
           simulated stone water
           table and EIFS at
   277     stair, and change              ($174,780)      A              $0        $0  ($174,780)
           precast plinth to
           simulated stone - by
           Les File Co.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Change
           simulated stone from
   278     drystack to a system             ($7,150)      A              $0        $0   ($7,150)
           with joints. By Les
           File Co.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete double
           framed wall and pop out
           at top of wall shown
           A/A5.45 & 2/A5.53.
   279     Install stone with water        ($34,627)      A              $0        $0  ($34,627)
           table to sheathing at 6"
           wall and install foam at
           top of wall for pop out.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete
   280     5/8" gypsum sheathing            ($7,928)      R        ($7,928)        $0         $0
           at fascia behind metal.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Remove
           all projections, pop
   281     outs, ribs, and reveals         ($42,336)      R       ($42,336)        $0         $0
           to exterior envelope.
           By Les File Co.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Honed
           porcelain tile in lieu
           of polished porcelain
   282     tile at typical                ($143,782)      A              $0        $0  ($143,782)
           guestroom walls. By
           Sigma Marble & Granite.
           See Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete
           the wainscot wall tile
           at typical guestroom
           bathrooms, leave base
   283     file only; replace with        ($129,735)      A              $0        $0  ($129,735)
           adjacent wall finish.
           By Sigma Marble &
           Granite. See Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------


                                     xviii


           Architectural - Straight
           pattern floor layout with
           12x12 tile in lieu
           of 120x12 border tile and
   284     6x6 field tile at typical       ($14,278)      A              $0        $0  ($14,278)
           guest room. By Sigma
           Marble & Granite. See
           item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Delete
           waterproofing at the
   285     guestroom bathroom              ($56,865)      R       ($56,865)        $0         $0
           floor. By Sigma Marble &
           Granite. See Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural-Regular
           12x12 porcelain tile
           pattern in lieu of broken
   286     tile pattern to L5 public       ($34,220)      A              $0        $0  ($34,220)
           restrooms (52-42,43 & 55
           21,23). By Sigma Marble
           & Granite.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural -Thin set
           method for all quarry
           tile in lieu of mudset.
   287     Excluding Casual                ($31,449)      A              $0        $0  ($31,449)
           Dining. By Sigma Marble
           & Granite.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Change
           carpet #206 per BOH
   288     Finish Schedule to              ($40,000)      R       ($40,000)        $0         $0
           carpet #207. See Item
           #261.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Health Club/Pool -
   289     Shell out Health Club          ($993,495)      A              $0        $0  ($993,495)
           area including pools.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Granite
           countertops in lieu of
           solid surface at
   290     guestrooms. (161 ea.            ($12,927)      A              $0        $0  ($12,927)
           double bowl & 94 ea.
           single bowl). See Item
           #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Electrical - Delete
           power for guestroom
   291     FF&E sconce lighting at         ($12,420)      A              $0        $0  ($12,420)
           guest room bed. See
           item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
   292     Plumbing - Add 6"                $174,450      A              $0        $0   $174,450
           beverage conduit lines.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Change
           inside of curtain wall
           from a 70% kynar finish
   293     to a 50% kynar finish;          ($83,210)      A              $0        $0  ($83,210)
           the doors, windows &
           exterior covers remain
           70%.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Change
           the ground level aluminum
           framing system from
           curtain wall to Kawneer's
           22501G window wall. This system
   294     has 2-1/4 sight line which      ($73,856)      A              $0        $0  ($73,856)
           would be similar to the
           curtain wall's 2-1/2
           sight line. This system
           performs as well as the
           curtain wall.
---------- --------------------------- -------------- ----------- ---------- --------- ----------


                                      xix


           Food Service - Use the
           following alternate equipment
           suppliers> Pitco fryers ILO
           volcan fryers, thermokool
           walk-ins ILO Pacific, RDT
           refrigeration ILO coldzone,
   295     blodget range ILO jade range,   ($80,000)      R       ($80,000)        $0         $0
           perlick beer system ILO
           chill-rite, victory
           refrigeration ILO
           traulsen, leggett &
           platt shelving ILO
           technibuilt. See Items
           #273-276. See Item #264.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Use Insinger dishwasher
           ILO hobart globe 20 qt
           and 60 qt. Mixers ILO
   296     hobart. Southbend               ($23,200)      R       ($23,200)        $0         $0
           steamers ILO vulcan.
           See item #264.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Guest Room Suite K - Flush
           wood door & frame in
           lieu of custom stile
   297     and rail door & frame           ($30,875)      A              $0        $0  ($30,875)
           at bedroom. See Item
           #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Guest Rooms - Change
           interior locksets to
   298     Schlagc Rooms; "A"               ($5,020)      A              $0        $0   ($5,020)
           Series. See Item #79.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Change
           all mortise locksets to
   299     heavy duty                      ($20,386)      A              $0        $0  ($20,386)
           cyclindrical. See all related
           items.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Guest Room Closets -
           Change doors to 1-3/8"
           louver paint grade
   300     pivot door with no              ($23,140)      R       ($23,140)        $0         $0
           frame. See Item #79 & #97.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural - Paint
           grade in lieu of stain
   301     grade interior doors.           ($24,730)      A              $0        $0  ($24.730)
           See all related items.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Guest Rooms - Change
           entry door closer to
   302     spring binge. See all            ($7,552)      A              $0        $0   ($7,552)
           related items.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           GMP Estimate - Add
           'Interior' Glass,
   303     Glazing and Special              $316,755      A              $0        $0   $316,755
           Glass Panels. Must be
           taken.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Architectural -
           'Interface Tech-Crete'
   304     access flooring in lieu         ($32,000)      A              $0        $0  ($32,000)
           of 'Tasman' at Casino. I
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Plumbing - Delete
   305     insulation to rain water        ($10,000)      A              $0        $0  ($10,000)
           riser.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Plumbing - Reduce the
   306     size of six drop inlets          ($6'000)      A              $0        $0   ($6,000)
           from double to single.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Plumbing - Eliminate
           portions of 36" storm
           drain; approx. 690'-0"
           including manholes &
   307     catch basins; from              ($48,104)      A              $0        $0  ($48,104)
           tunnel access road to
           small earthern dam
           upstream.
---------- --------------------------- -------------- ----------- ---------- --------- ----------


                                      xxi

           Existing Contracts -
           Addition cost due to
           scope changes. This cost
   308     is included on the                     $0      A              $0        $0         $0
           Revised Estimate Front
           Sheet dated 8/25/03.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Mechanical - Change Spec
   309     to AHU (Form, fit and          ($270,000)      A              $0        $0  ($270,000)
           function).
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Change to glazing
   310     contract; Use Western        ($1,005,020)      A              $0        $0 ($1,005,020)
           Glass in lieu of Win-Con.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Relocate costs:
           Allowances for water
   311     features and structures;     ($1,050,000)      A              $0        $0 ($1,050,000)
           move to FF&E. See Item
           #104.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Relocate costs:
           Specialty lighting
   312     fixture 'supply' cost;         ($400,000)      A              $0        $0  ($400,000)
           move to FF&E. See Item
           #37.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Relocate costs: Carpet
           'supply' cost; move to
   313     FF&E. Several VE Items         ($646,913)      A              $0        $0  ($646,913)
           need to be reconciled.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Relocate costs: Wall
           Covering 'supply' cost;
   314     move to FF&E. Several VF       ($165,412)      A              $0        $0  ($165,412)
           items need to be
           reconciled.
---------- --------------------------- -------------- ----------- ---------- --------- ----------
           Relocate costs: Food
           Service Equipment
           'supply & install'; move
           100% of scope to FF&E -
   315     final MEP connections        ($2,115,000)      A              $0        $0 ($2,115,000)
           remain in centex
           contract; Several VE
           Items need to be
           reconciled.
---------- --------------------------- -------------- ----------- ---------- --------- -----------
           REVISED BUDGET              ($23,737,175)              ($4,845,003)     $0 ($18,892,173)
---------- --------------------------- -------------- ----------- ---------- --------- -----------


                        2000 Edition - Electronic Format


                                                       AIA Document G701- 2000
Change Order


PROJECT:     INN OF THE MOUNTAIN GODS          CHANGE ORDER NUMBER: NO. 9
             RESORT AND CASINO

(Name and address)
287 Carrizo Canyon Road                        DATE:  OCTOBER 24, 2003
Mescalero, New Mexico 88340                    ARCHITECT'S PROJECT NUMBER

TO CONTRACTOR:  CENTEX/WORTHGROUP
                LLC                            CONTRACT DATE: FEBRUARY 14, 2002

(Name and address)
3100 MCKINNON, 7TH FLOOR                       CONTRACT FOR: NEW CONSTRUCTION
DALLAS, TEXAS 75201

OWNER
ARCHITECT
CONTRACTOR
FIELD
OTHER

AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

THE CONTRACT IS CHANGED AS FOLLOWS:

(include, where applicable, any undisputed amount attributable to previously executed Construction Change Directives.)

THIS CHANGE ORDER EXTENDS THE DATE IN ARTICLE XXXIII OF THE CONTRACT FOR THE OWNER TO SECURE FINANCING OF THE PROJECT FROM OCTOBER 24, 2003 TO NOVEMBER 3, 2003.

-------------------------------------------------------------------------------

The original(Contract Sum) (Guaranteed Maximum Price) was $0
The net change by previously authorized Change Orders $135,169,000
The (Contract Sum) (Guaranteed Maximum Price) prior to this Change Order was $135,169,000
The (Contract Sum) (Guaranteed Maximum Price) will be (increased) (decreased) (unchanged) by this Change Order in the amount of $0
The new (Contract Sum) (Guaranteed Maximum Price) including this Change Order will be $135,169,000
The Contract Time will be (increased) (decreased) (unchanged) by (0) days
The date of Substantial Completion as of the date of this Change Order therefore is FEBRUARY 28, 2005

NOTE: This Change Order does not include changes in the Contract Sum, Contract Time or Guaranteed Maximum Price which have been authorized by Construction Change Directive for which the cost or time are in dispute as described in Subparagraph 7.3.8 of AIA Document A201.

Not valid until signed by the Contractor and Owner.

-------------------------------------------------------------------------------

(C)2000 American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without the written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: financing extension change order (9).aia -- 10/24/2003. AIA License Number 1134952, which expires on 5/31/2004.


                            CENTEX/WORTHGROUP LLC        INN OF THE MOUNTAIN
                                                         GODS RESORT AND CASINO


------------------------    ------------------------     ----------------------
(Typed name)                CONTRACTOR (Typed name)      OWNER (Typed name)


                            /s/ Richard A. Johnson       /s/ Thomas J. Gallagher
------------------------    ------------------------     ----------------------
(Signature)                 (Signature)                  (Signature)


                            Richard A. Johnson           Thomas J. Gallagher
------------------------    ------------------------     ----------------------
BY                          BY                           BY


                            10/24/03                     10/24/03
------------------------    ------------------------     ----------------------
DATE                        DATE                         DATE